                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-08234
                                     -------------------------------------------

                          TIFF Investment Program, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA             22911
--------------------------------------------------------------------------------
           (Address of chief executive offices)                       (Zip code)

                               Richard J. Flannery
                      President and Chief Executive Officer
                          TIFF Advisory Services, Inc.
             590 Peter Jefferson Parkway, Charlottesville, VA 22911

        with a copy to:
        Stephen Bier
        Dechert LLP
        30 Rockefeller Plaza
        New York, NY 10112-2200
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  434-817-8200
                                                     ---------------------------

Date of fiscal year end:   12/31/2006
                           ------------------------

Date of reporting period:  1/1/2006 - 12/31/2006
                           ------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

(Annual Report for the period 1/1/06 through 12/31/06 is filed herewith)


--------------------------------------------------------------------------------
ANNUAL REPORT                                                             [LOGO]
DECEMBER 31, 2006          A Report of the TIFF INVESTMENT PROGRAM

ABOUT TIFF

The Investment Fund for Foundations (TIFF) was founded in 1991 by a nationwide network of foundations. Its mission is to seek to improve the investment returns of eligible organizations by making available to them a series of multi-manager investment vehicles plus resources aimed at enhancing fiduciaries' knowledge of investing.

TIFF MUTUAL FUNDS

TIFF Investment Program, Inc. (TIP) comprises a family of multi-manager, no-load mutual funds available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations meeting specified accreditation requirements. TIP consists of five mutual funds at present: TIFF Multi-Asset Fund (MAF), TIFF International Equity Fund (IEF), TIFF US Equity Fund (USEF), TIFF Short-Term Fund (STF), and TIFF Government Bond Fund (GBF). TIFF Advisory Services, Inc. (TAS) serves as the investment advisor to the funds.

As investment advisor to the funds, TAS has responsibility for the time-intensive task of selecting money managers and other vendors, and for MAF, TAS has responsibility for the all important task of asset allocation within the marketable investments sector.

FINANCIAL STATEMENTS

TIP is pleased to provide this Annual Report for December 31, 2006. Additional discussion of the performance of the mutual funds described herein has been provided to members via the TIFF Marketable Investments quarterly reports.

FOR FURTHER INFORMATION

As always, we would welcome the opportunity to discuss any aspect of TIFF's services as well as answer any questions about these financial reports. For further information about TIFF, please call us at 434-817-8200 or visit our Website at www.tiff.org.

                                                               February 28, 2007

CONTENTS

TIFF Multi-Asset Fund
o  Performance ............................................................    2
o  Fund Expenses ..........................................................    3
o  Financial Highlights ...................................................    4
o  Summary of Portfolio Holdings ..........................................    4

TIFF International Equity Fund
o  Performance ............................................................    5
o  Fund Expenses ..........................................................    6
o  Financial Highlights ...................................................    7
o  Summary of Portfolio Holdings ..........................................    7

TIFF US Equity Fund
o  Performance ............................................................    8
o  Fund Expenses ..........................................................    9
o  Financial Highlights ...................................................   10
o  Summary of Portfolio Holdings ..........................................   10

TIFF Short-Term Fund
o  Performance ............................................................   11
o  Fund Expenses ..........................................................   12
o  Financial Highlights ...................................................   13
o  Summary of Portfolio Holdings ..........................................   13

TIFF Government Bond Fund
o  Performance ............................................................   14
o  Fund Expenses ..........................................................   15
o  Financial Highlights ...................................................   16
o  Summary of Portfolio Holdings ..........................................   16

Schedules of Investments ..................................................   17

Statements of Assets and Liabilities ......................................   40

Statements of Operations ..................................................   41

Statements of Changes in Net Assets .......................................   42

Statements of Cash Flows ..................................................   44

Notes to Financial Statements .............................................   45

Report of Independent Registered Public Accounting Firm ...................   56

Additional Information ....................................................   57

Directors and Principal Officers ..........................................   58

--------------------------------------------------------------------------------
 Copyright (C) 2007 -- All rights reserved -- This report may not be reproduced or distributed without written permission from TIFF.

TIFF MULTI-ASSET FUND -- PERFORMANCE (UNAUDITED)               DECEMBER 31, 2006

POLICY CONSIDERATIONS. The fund seeks to achieve its objective through two principal means: (1) diversification across multiple asset classes and (2) active security selection. To facilitate the assessment of the active strategies pursued by the fund's managers, staff keeps track of a constructed index that reflects returns on passive indices appropriate to each fund segment, weighted by each segment's policy norm (identified below) and rebalanced monthly.

PERFORMANCE EVALUATION. Equities globally of all sorts enjoyed double-digit returns in 2006 while US government bonds barely broke even. In 2006, MAF again outpaced its short-term market bogey, the Constructed Index ("CI") (16.53% vs 15.54%). The fund's 0.99% outperformance of the CI on the year enabled it to pull even with the Index on an annualized since inception basis. The fund's segment tilts hampered its returns on balance in 2006, with an underweight in REITs proving more costly (in a benchmark-relative sense) than an underweight in nominal bonds proved profitable (relatively speaking). In other words, the fund's 0.99% return advantage over the CI in 2006 resulted from MAF's external managers generating returns in excess of their respective benchmarks sufficient to overcome fees, expenses, and the modest drag of adverse relative segment weights. Positive relative performance from MAF's global equity and absolute return segments were negated in part by the underperformance of the fund's REITs segment. Returns also were impacted by security and country selection in global equities, resource-related stocks, and REITs. Absolute return managers benefited from equity exposure and security selection.

                                                          TOTAL RETURNS*
                                  --------------------------------------------------------------
                                  TIFF Multi-Asset Fund**
                                    Before       After
                                  Deduction    Deduction      MSCI          CPI3
                                  of Entry/    of Entry/       ACW        5% per     Constructed
                                  Exit Fees    Exit Fees    Index***       annum      Index****
                                  --------------------------------------------------------------
Calendar Year 2006                  16.53%       15.36%       20.95%        7.66%       15.54%
3-Year Annualized                   14.25%       13.87%       15.58%        8.20%       12.74%
5-Year Annualized                   12.09%       11.86%       10.79%        7.81%       10.75%
10-Year Annualized                   8.53%        8.43%        7.91%        7.55%        8.92%
Annualized Since Inception           9.69%        9.60%        9.14%        7.58%        9.69%
Cumulative Since Inception         196.90%      193.94%      179.75%      136.20%      196.84%

                          GROWTH OF $100,000 INVESTMENT
                               OVER LAST 10 YEARS

         [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                       TIFF                            MAF
                    Multi-Asset                    Constructed      MSCI ACW
                       Fund          CPI + 5%         Index          Index
    ------------------------------------------------------------------------
    12/31/1996        99,500         100,000         100,000         100,000
    12/31/1997       104,870         106,781         111,148         114,995
    12/31/1998       105,103         113,920         127,572         140,255
    12/31/1999       128,909         122,814         149,674         177,866
    12/31/2000       131,989         133,303         147,272         153,078
    12/31/2001       127,585         142,132         141,038         128,266
    12/31/2002       119,507         152,775         133,988         103,489
    12/31/2003       151,360         163,414         164,004         138,661
    12/31/2004       173,416         177,151         184,666         159,785
    12/31/2005       193,763         192,339         203,488         177,098
    12/31/2006       224,657         207,067         235,108         214,205

*     Total return assumes dividend reinvestment.
** Commencement of operations was March 31, 1995. The fund's total returns include the effects of the current .50% entry and exit fees received by the fund. Total return before deductions of entry and exit fees assumes there were no purchases or redemptions during the period. Total return after deductions of entry and exit fees assumes the shares were purchased at the beginning of the period and redeemed in full at the end of the period.
*** Please note that this index is 100% stocks whereas the TIFF Multi-Asset Fund normally comprises multiple asset classes. Management considers the primary benchmark of the fund to be CPI+5%. The MSCI All Country World Index is presented as a benchmark for the fund solely to comply with SEC regulations. The MSCI ACWI (All Country World Index) Index(SM) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global and emerging market. One cannot invest directly in an index.
**** 53% MSCI All Country World Index; 15% 3-month Treasury bill plus 4% per annum; 3% Merrill Lynch High Yield Master II Constrained Index; 3% MSCI US REIT Index; 7% index of global resource-related stocks; 5% Citigroup 10-year Treasury Index; 10% 10-year US Treasury Inflation Protected Security; 4% DJ AIG Commodity Total Return Index less 1% per annum.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT A MEMBER'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING 434-817-8200 OR VISITING WWW.TIFF.ORG.

THE FUND MAY INVEST IN ILLIQUID SECURITIES. THE FUND OR CERTAIN OF ITS MONEY MANAGERS MAY INVEST ROUTINELY AND, AT TIMES, HEAVILY IN DERIVATIVES, WHICH ARE DEEMED BY THE SEC TO BE HIGHLY SPECULATIVE. SHORT SELLING OF SECURITIES MAY INCREASE THE POTENTIAL FOR LOSS IF THE MANAGER HAS DIFFICULTY COVERING THE SHORT POSITIONS. LEVERAGE EMPLOYED BY CERTAIN ABSOLUTE RETURN-ORIENTED MANAGERS MAY ACCELERATE THE VELOCITY AND MAGNITUDE OF POTENTIAL LOSSES.

TIFF MULTI-ASSET FUND -- FUND EXPENSES (UNAUDITED)             DECEMBER 31, 2006

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including entry and exit fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                          INCLUDING INTEREST AND                      EXCLUDING INTEREST AND
                             DIVIDEND EXPENSE *                         DIVIDEND EXPENSE **
------------------------------------------------------------------------------------------------------
                                                 EXPENSES                                   EXPENSES
                    BEGINNING      ENDING      PAID DURING     BEGINNING      ENDING       PAID DURING
                     ACCOUNT       ACCOUNT        PERIOD        ACCOUNT       ACCOUNT        PERIOD
                      VALUE         VALUE         7/1/06-        VALUE         VALUE         7/1/06-
                     7/1/06       12/31/06       12/31/06        7/1/06       12/31/06      12/31/06
------------------------------------------------------------------------------------------------------
1) Actual            $1,000       $1,099.90        $3.95         $1,000      $1,099.90        $3.14
2) Hypothetical      $1,000       $1,021.45        $3.81         $1,000      $1,022.22        $3.02
------------------------------------------------------------------------------------------------------

* Expenses are equal to the fund's annualized expense ratio of 0.75% (calculated over a six-month period, which may differ from the fund's actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Excluding interest and dividend expense, expenses incurred by the fund were 0.59%. The expense ratio does not include the fees and expenses associated with investments made in commingled investment vehicles; such fees and expenses are reflected as a reduction in the fund's total return.
**    Interest expense is interest on reverse repurchase agreements (see Note
      7); dividend expense is dividends paid on securities sold short.

TIFF MULTI-ASSET FUND -- FINANCIAL HIGHLIGHTS                  DECEMBER 31, 2006

                                                          Year            Year            Year            Year            Year
                                                          Ended           Ended           Ended           Ended           Ended
                                                        12/31/06        12/31/05        12/31/04        12/31/03        12/31/02
For a share outstanding throughout each year
Net asset value, beginning of year                     $    14.92      $    14.24      $    13.19      $    10.61      $    11.59
                                                       --------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income                                        0.36(a)         0.26(a)         0.20(a)         0.21            0.20
Net realized and unrealized gain (loss) on
  investments and foreign currencies                         2.03            1.38            1.67            2.57           (0.96)
                                                       --------------------------------------------------------------------------
Total from investment operations                             2.39            1.64            1.87            2.78           (0.76)
                                                       --------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                       (0.49)          (0.45)          (0.28)          (0.22)          (0.24)
Net realized gains                                          (0.56)          (0.53)          (0.57)             --              --
                                                       --------------------------------------------------------------------------
Total distributions                                         (1.05)          (0.98)          (0.85)          (0.22)          (0.24)
                                                       --------------------------------------------------------------------------
Entry/exit fee per share (a)                                 0.03            0.02            0.03            0.02            0.02
                                                       --------------------------------------------------------------------------
Net asset value, end of year                           $    16.29      $    14.92      $    14.24      $    13.19      $    10.61
                                                       ==========================================================================
TOTAL RETURN (B)                                            16.53%          11.73%          14.57%          26.65%          (6.33%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                         $1,599,583      $1,058,133      $  705,800      $  422,094      $  250,536
Ratio of expenses to average net assets (c)                  0.67%           0.86%           0.77%           0.75%             --
Ratio of expenses to average net assets, excluding
  interest and dividend expense (c)                          0.53%           0.71%           0.72%           0.72%           0.76%
Ratio of net investment income to average net assets         2.26%           1.75%           1.45%           1.57%           1.44%
Portfolio turnover                                          61.82%          72.70%         103.35%         116.53%         128.81%
---------------------------------------------------------------------------------------------------------------------------------

(a)   Calculation based on average shares outstanding.
(b) Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, a member's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member.
(c) The expense ratio does not include the fees and expenses associated with investments made in commingled investment vehicles; such fees and expenses are reflected in the fund's total return.

See accompanying Notes to Financial Statements.

TIFF MULTI-ASSET FUND -- SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

                          AS A % OF TOTAL INVESTMENTS:

      US Government Obligations                                     40.5
      Commingled Investment Vehicles                                12.0
      Financials                                                    10.8
      Energy                                                         7.8
      Materials                                                      6.0
      Consumer Discretionary                                         4.7
      Consumer Staples                                               3.8
      Industrials                                                    3.6
      Telecommunication Services                                     2.8
      Healthcare                                                     2.7
      Information Technology                                         2.4
      Repurchase Agreements                                          2.0
      Asset-Backed Securities                                        1.0
      Mortgage-Backed Securities                                     1.0
      Utilities                                                      0.9
      Reverse Repurchase Agreements                                 (2.0)
                                                                   -----
      Total                                                        100.0
                                                                   =====

TIFF INTERNATIONAL EQUITY FUND -- PERFORMANCE (UNAUDITED)      DECEMBER 31, 2006

POLICY CONSIDERATIONS. The fund is designed as a diversified vehicle for that portion of a member's assets committed to non-US stocks. Its benchmark comprises virtually all non-US markets, relieving members of the responsibility for determining how monies earmarked for non-US bourses should be divided between developed and emerging markets. The fund's allocations to developed and emerging markets generally approximate the benchmark's weights but are driven by relative opportunities. The fund does not routinely hedge the currency risk inherent in non-dollar-denominated securities for two reasons: the costs of hedging short-term currency fluctuations tend to be high and currency markets tend to be self-correcting over time horizons appropriate for global equity investing.

PERFORMANCE EVALUATION. International equities generated above average returns in 2006, with returns to equities in emerging markets exceeding those for their developed market brethren. IEF outperformed its benchmark (the MSCI All Country World ex US Index) by 2.09% during 2006 (28.74% vs. 26.65%), boosting the fund's annualized edge over the Index to 1.38% since its inception in 1994 (9.25% vs. 7.87%). IEF benefited from astute stock selection by its external money managers. Indeed, 2006 proved generally hospitable to the types of securities that the fund's managers have tended to favor (stocks trading at relatively low prices relative to fundamental factors) as non-US value indices tended to outpace growth indices (MSCI EAFE value +30.4% vs. MSCI EAFE growth +22.3%). While value strategies have outperformed growth strategies in foreign markets for some time now, financial markets are notoriously mean-reverting, causing the recent past to be an unreliable prologue indeed to the inherently unknowable future. Returns also were impacted by security and country selection. IEF's return benefited from its allocation to absolute return managers.

                                              TOTAL RETURNS*
                             ----------------------------------------------
                              TIFF International Equity Fund**
                                  Before             After           MSCI
                               Deduction of      Deduction of         ACW
                             Entry/Exit Fees    Entry/Exit Fees    ex US***
                             ----------------------------------------------
Calendar Year 2006                 28.74%            26.81%          26.65%
3-Year Annualized                  21.91%            21.30%          21.30%
5-Year Annualized                  17.85%            17.49%          16.41%
10-Year Annualized                  9.00%             8.83%           8.29%
Annualized Since Inception          9.25%             9.12%           7.87%
Cumulative Since Inception        204.76%           200.20%         159.71%

                          GROWTH OF $100,000 INVESTMENT
                               OVER LAST 10 YEARS

         [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                              TIFF International
                                  Equity Fund          MSCI ACW ex US
           12/31/1996                99,250                100,000
           12/31/1997               100,131                101,704
           12/31/1998               103,161                116,424
           12/31/1999               141,751                152,406
           12/31/2000               125,226                129,418
           12/31/2001               103,325                103,751
           12/31/2002                91,710                 88,242
           12/31/2003               129,616                124,272
           12/31/2004               158,795                150,253
           12/31/2005               182,518                175,223
           12/31/2006               233,204                221,925

*     Total return assumes dividend reinvestment.
** Commencement of operations was May 31, 1994. The fund's total returns include the effects of .75% entry and exit fees received by the fund. Total return before deductions of entry and exit fees assumes there were no purchases or redemptions during the period. Total return after deductions of entry and exit fees assumes the shares were purchased at the beginning of the period and redeemed in full at the end of the period.
*** The MSCI ALL Country World ex US Index is a capitalization-weighted index of publicly traded non-US stocks. One cannot invest directly in an index.
Note: For 2004 and 2005, performance data reflects an expense waiver. Without the expense waiver, total returns would have been lower for the period.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT A MEMBER'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 434-817-8200 OR VISITING WWW.TIFF.ORG.

FOREIGN SECURITIES INVOLVE RISKS NOT ASSOCIATED WITH US INVESTMENTS SUCH AS GREATER VOLATILITY, POLITICAL, ECONOMIC, AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING STANDARDS. SMALL CAP STOCKS INVOLVE ADDITIONAL RISKS THAN THE STOCKS OF LARGER COMPANIES SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY.

TIFF INTERNATIONAL EQUITY FUND -- FUND EXPENSES (UNAUDITED)    DECEMBER 31, 2006

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including entry and exit fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                            BEGINNING         ENDING             EXPENSES
                             ACCOUNT          ACCOUNT          PAID DURING
                              VALUE            VALUE              PERIOD*
                             7/1/06           12/31/06       7/1/06-12/31/06
    ------------------------------------------------------------------------
    1) Actual                $1,000          $1,166.70            $3.69
    2) Hypothetical          $1,000          $1,021.80            $3.44
    ------------------------------------------------------------------------

* Expenses are equal to the fund's annualized expense ratio of 0.68% (calculated over a six-month period, which may differ from the fund's actual expense ratio for the full year) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio does not include the fees and expenses associated with investments made in commingled investment vehicles; such fees and expenses are reflected as a reduction in the fund's total return.

TIFF INTERNATIONAL EQUITY FUND -- FINANCIAL HIGHLIGHTS         DECEMBER 31, 2006

                                                          Year            Year            Year            Year            Year
                                                          Ended           Ended           Ended           Ended           Ended
                                                        12/31/06        12/31/05        12/31/04        12/31/03        12/31/02
For a share outstanding throughout each year
Net asset value, beginning of year                     $    14.76      $    13.30      $    11.16      $     8.02      $     9.09
                                                       --------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income                                        0.39            0.27            0.15            0.16            0.06
Net realized and unrealized gain (loss) on
  investments and foreign currencies                         3.77            1.67            2.31            3.13           (1.08)
                                                       --------------------------------------------------------------------------
Total from investment operations                             4.16            1.94            2.46            3.29           (1.02)
                                                       --------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                       (0.70)          (0.50)          (0.34)          (0.15)          (0.05)
Net realized gains                                          (1.06)             --              --              --              --
                                                       --------------------------------------------------------------------------
Total distributions                                         (1.76)          (0.50)          (0.34)          (0.15)          (0.05)
                                                       --------------------------------------------------------------------------
Entry/exit fee per share (a)                                 0.02            0.02            0.02              --(b)           --(b)
                                                       --------------------------------------------------------------------------
Net asset value, end of year                           $    17.18      $    14.76      $    13.30      $    11.16      $     8.02
                                                       ==========================================================================

TOTAL RETURN (C)                                            28.74%          14.94%          22.51%          41.33%         (11.24%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                         $  295,808      $  241,536      $  195,207      $  168,607      $  123,219
Ratio of expenses to average net assets (d)                  0.67%           0.90%           1.19%           1.17%           1.38%
Ratio of expenses to average net assets before
  expense waivers (d)                                        0.67%           0.92%           1.21%           1.17%           1.38%
Ratio of net investment income to average net assets         2.10%           1.83%           1.18%           1.41%           0.67%
Portfolio turnover                                          15.60%          13.93%          55.17%          48.98%          48.07%
---------------------------------------------------------------------------------------------------------------------------------

(a)   Calculation based on average shares outstanding.
(b)   Rounds to less than $0.01.
(c) Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, a member's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member. For certain periods, total return would have been lower had certain expenses not been waived.
(d) The expense ratio does not include the fees and expenses associated with investments made in commingled investment vehicles; such fees and expenses are reflected in the fund's total return.

See accompanying Notes to Financial Statements.

TIFF INTERNATIONAL EQUITY FUND -- SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

                          AS A % OF TOTAL INVESTMENTS:

      Financials                                                    21.5
      Consumer Discretionary                                        11.3
      Industrials                                                   10.5
      Telecommunication Services                                     7.9
      Consumer Staples                                               7.2
      Materials                                                      6.9
      Commingled Investment Vehicles                                 6.9
      Energy                                                         6.5
      Healthcare                                                     4.7
      US Government Obligations                                      4.6
      Information Technology                                         4.5
      Repurchase Agreements                                          4.1
      Utilities                                                      3.4
                                                                   -----
                                                                   100.0
                                                                   =====

TIFF US EQUITY FUND -- PERFORMANCE (UNAUDITED)                 DECEMBER 31, 2006

POLICY CONSIDERATIONS. The fund employs multiple managers that collectively provide exposure to all major sectors of the US stock market, including many small- and mid-cap stocks not represented in the S&P 500 Index. By careful design, the fund seeks to outperform not the S&P 500 but rather the Dow Jones Wilshire 5000 -- a broader index that comprises all US stocks with readily available price quotations. The DJ W5000 tends to underperform the S&P 500 during periods when very large capitalization stocks perform relatively well (e.g., 1998 and 1999) and outperform it when such stocks lag smaller ones. But the DJ W5000 is a superior benchmark for US stock management in our eyes because, despite its more recent inception (1971 for DJ W5000; 1926 for S&P
500), it's a truly comprehensive measure of publicly traded US stocks, comprising at present the approximately 5,000 issues for which price quotations are available daily.

PERFORMANCE EVALUATION. The US stock market generally proved hospitable to USEF's managers in 2006, as stocks displaying relatively low valuations (as measured by price/earnings, price/sales and price/book ratios) outperformed more highly priced issues, thereby causing value-oriented portfolios to outperform growth-oriented ones. The fund benefited conspicuously from such market dynamics, outperforming its benchmark (the Dow Jones Wilshire 5000 Index) by an impressive 1.81% (17.68% vs. 15.87%) on the year. Since its inception in 1994, USEF has outperformed the DJ W5000 by 0.72% per annum, producing a cumulative excess return a tad shy of 33%.

                                              TOTAL RETURNS*
                             ----------------------------------------------
                                    TIFF US Equity Fund**
                                  Before             After        Dow Junes
                               Deduction of      Deduction of      Wilshire
                             Entry/Exit Fees    Entry/Exit Fees    5000***
                             ----------------------------------------------
Calendar Year 2006                 17.68%            17.10%          15.87%
3-Year Annualized                  12.28%            12.09%          11.53%
5-Year Annualized                   8.73%             8.62%           7.64%
10-Year Annualized                  9.35%             9.29%           8.66%
Annualized Since Inception         12.06%            12.02%          11.34%
Cumulative Since Inception        319.57%           317.47%         286.69%

                          GROWTH OF $100,000 INVESTMENT
                               OVER LAST 10 YEARS

                            TIFF US Equity Fund     DJ Wilshire 5000
           12/31/1996              99,750               100,000
           12/31/1997             132,629               131,290
           12/31/1998             148,348               162,052
           12/31/1999             176,337               200,239
           12/31/2000             171,631               178,410
           12/31/2001             160,462               158,839
           12/31/2002             127,386               125,706
           12/31/2003             172,280               165,479
           12/31/2004             194,246               186,369
           12/31/2005             207,275               198,155
           12/31/2006             243,319               229,611

*     Total return assumes dividend reinvestment.
** Commencement of operations was May 31, 1994. The fund's total returns include the effects of .25% entry and exit fees received by the fund. Total return before deductions of entry and exit fees assumes there were no purchases or redemptions during the period. Total return after deductions of entry and exit fees assumes the shares were purchased at the beginning of the period and redeemed in full at the end of the period.
*** The S&P 500 Index is a broad based, unmanaged index of 500 stocks that is widely recognized as representative of the US equity market. The Dow Jones Wilshire 5000 Composite Index is a market capitalization weighted index of all publicly traded US stocks. One cannot invest directly in an index.
Note: For 2004 and 2005, performance data reflects an expense waiver. Without the expense waiver, total returns would have been lower for the period.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT A MEMBER'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 434-817-8200 OR VISITING WWW.TIFF.ORG.

SMALL CAP STOCKS INVOLVE ADDITIONAL RISKS THAN THE STOCKS OF LARGER COMPANIES SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY.

TIFF US EQUITY FUND -- FUND EXPENSES (UNAUDITED)               DECEMBER 31, 2006

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including entry and exit fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                            BEGINNING          ENDING            EXPENSES
                             ACCOUNT           ACCOUNT         PAID DURING
                              VALUE             VALUE             PERIOD*
                             7/1/06           12/31/06       7/1/06-12/31/06
    ------------------------------------------------------------------------
    1) Actual                $1,000          $1,136.40            $3.78
    2) Hypothetical          $1,000          $1,021.66            $3.58
    ------------------------------------------------------------------------

* Expenses are equal to the fund's annualized expense ratio of 0.70% (calculated over a six-month period, which may differ from the fund's actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio does not include the fees and expenses associated with investments made in commingled investment vehicles; such fees and expenses are reflected as a reduction in the fund's total return.

TIFF US EQUITY FUND -- FINANCIAL HIGHLIGHTS                    DECEMBER 31, 2006

                                                          Year            Year            Year            Year            Year
                                                          Ended           Ended           Ended           Ended           Ended
                                                        12/31/06        12/31/05        12/31/04        12/31/03        12/31/02
For a share outstanding throughout each year
Net asset value, beginning of year                     $    14.07      $    14.49      $    12.95      $     9.59      $    12.08
                                                       --------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income                                        0.10            0.07(a)         0.07            0.02              --(b)
Net realized and unrealized gain (loss) on
  investments and foreign currencies                         2.35            0.88            1.57            3.36           (2.49)
                                                       --------------------------------------------------------------------------
Total from investment operations                             2.45            0.95            1.64            3.38           (2.49)
                                                       --------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                       (0.10)          (0.17)          (0.11)          (0.02)             --
Net realized gains                                          (1.53)          (1.21)             --              --              --
                                                       --------------------------------------------------------------------------
Total distributions                                         (1.63)          (1.38)          (0.11)          (0.02)             --
                                                       --------------------------------------------------------------------------
Entry/exit fee per share (c)                                 0.01            0.01            0.01              --(b)           --(b)
                                                       --------------------------------------------------------------------------
Net asset value, end of year                           $    14.90      $    14.07      $    14.49      $    12.95      $     9.59
                                                       ==========================================================================
TOTAL RETURN (D)                                            17.68%           6.71%          12.75%          35.24%         (20.61%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                         $  216,369      $  199,339      $  229,770      $  232,498      $  174,477
Ratio of expenses to average net assets (e)                  0.74%           0.72%           0.73%           0.85%           1.22%
Ratio of expenses to average net assets before
  expense waivers (e)                                        0.74%           0.73%           0.74%           0.85%           1.22%
Ratio of net investment income to average net assets         0.63%           0.48%(a)        0.48%           0.19%             --(b)
Portfolio turnover                                          34.50%          32.85%          57.49%          60.32%          60.45%
---------------------------------------------------------------------------------------------------------------------------------

(a) Investment income per share reflects a special dividend which amounted to $0.04 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.21%.
(b)   Rounds to less than 0.01% or $0.01 as applicable.
(c)   Calculation based on average shares outstanding.
(d) Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, a member's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member. For certain periods, total return would have been lower had certain expenses not been waived.
(e) The expense ratio does not include the fees and expenses associated with investments made in commingled investment vehicles; such fees and expenses are reflected in the fund's total return.

See accompanying Notes to Financial Statements.

TIFF US EQUITY FUND -- SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

                          AS A % OF TOTAL INVESTMENTS:

      Financials                                                    18.3
      Consumer Discretionary                                        13.8
      Healthcare                                                    12.5
      Information Technology                                        12.0
      Industrials                                                    8.1
      Commingled Investment Vehicles                                 6.8
      Repurchase Agreements                                          6.5
      Consumer Staples                                               5.4
      Energy                                                         4.7
      Materials                                                      3.9
      Utilities                                                      2.8
      Telecommunication Services                                     2.7
      US Government Obligations                                      2.5
                                                                   -----
                                                                   100.0
                                                                   =====

TIFF SHORT-TERM FUND -- PERFORMANCE (UNAUDITED)                DECEMBER 31, 2006

POLICY CONSIDERATIONS. Many organizations park funds earmarked for near-term spending in high quality, very short-term instruments. The bias in favor of high quality paper is unarguably justified, but the bias in favor of very short-term securities is suspect because the liabilities being funded are often longer-lived than the cash equivalents earmarked for their payment. Under normal circumstances, the yield curve is positively sloped, and a short-term fund that holds securities with an average duration modestly longer than displayed by the typical money market fund (MMF) has the potential to produce superior returns over time. Indeed, the TIFF Short-Term Fund (STF) is structured in precisely this manner -- with a benchmark duration modestly longer than the typical MMF. The fund's guidelines permit staff, which has managed STF since July 2004, to shorten the fund's duration to levels commonly displayed by conventional money market funds or to lengthen it modestly relative to the fund's benchmark in pursuit of the optimal tradeoff between risk and expected return. As a reminder, whereas most MMFs seek to maintain constant share prices, STF's share price may fluctuate modestly in response to changes in short-term Treasury yields.

PERFORMANCE EVALUATION. STF's net return of 4.72% trailed its published benchmark (Merrill Lynch's 6-month US T-bill Index) by 0.09% this year. We also compare STF's results to this same Index debited by 0.50% per annum. Why 0.50%? Because it costs an estimated 0.50% per annum to rebalance the fund's holdings in a manner that keeps their duration or interest rate sensitivity in line with the Index's. Importantly, while staff manages STF in accordance with guidelines limiting the fund's holdings to T-bills with durations close to six months, it has the discretion to "roll" these holdings not precisely when the benchmark's constituent securities "roll" (although we do this on occasion) but a bit more opportunistically. Such opportunism typically manifests itself when capital flows into or out of the fund, with staff initiating trades -- or not -- depending on numerous variables including anticipated trading costs and cash flows. In 2006, the opportunistic approach just described enabled staff to keep STF's duration within a whisker of the Index's without coming close to exhausting fully the 0.50% annual trading "debit" reflected in the supplemental benchmark.

                                              TOTAL RETURNS*
                              --------------------------------------------
                                                   ML
                                                 6-Month             ML
                                 TIFF           US T-Bill         6-Month
                              Short-Term         -50 bp              US
                                Fund**          per annum        T-Bill***
                              --------------------------------------------
Calendar Year 2006               4.72%             4.29%            4.81%
3-Year Annualized                2.84%             2.52%            3.03%
5-Year Annualized                2.30%             2.00%            2.52%
10-Year Annualized               3.94%             3.47%            4.00%
Annualized Since Inception       4.30%             3.81%            4.33%
Cumulative Since Inception      70.02%            60.15%           70.61%

                          GROWTH OF $50,000 INVESTMENT
                               OVER LAST 10 YEARS

         [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                                           ML 6-month
                                         Treasury Bill
                           TIFF             Minus 50        ML 6-month
                     Short Term Fund      Basis Points     Treasury Bill
       12/31/1996         50,000             50,000           50,000
       12/31/1997         52,655             52,523           52,787
       12/31/1998         55,654             55,175           55,731
       12/31/1999         58,401             57,444           58,316
       12/31/2000         62,407             60,875           62,111
       12/31/2001         65,705             63,724           65,345
       12/31/2002         67,095             64,803           66,787
       12/31/2003         67,688             65,307           67,646
       12/31/2004         68,309             65,774           68,473
       12/31/2005         70,309             67,473           70,597
       12/31/2006         73,624             70,365           73,995

*     Total return assumes dividend reinvestment.
**    Commencement of operations was May 31, 1994.
*** The Merrill Lynch 6-Month US Treasury Bill Index is comprised of a single issue of original outstanding 2-year Treasury Note that matures closest to 6 months from the rebalancing date (month-end date). At the end of the month, the issue is sold and rolled into a newly selected issue. One cannot invest directly in an index.
Note: Performance data for periods prior to 2005 reflects an expense waiver.
      Without the expense waiver, total returns would have been lower for those periods.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT A MEMBER'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 434-817-8200 OR VISITING WWW.TIFF.ORG.

THE FUND WAS INVESTED USING A DIFFERENT STRATEGY AND BY ANOTHER MANAGER PRIOR TO JULY 2004. INVESTMENTS IN DEBT SECURITIES TYPICALLY DECREASE IN VALUE WHEN INTEREST RATES RISE, ALTHOUGH THE RISK IS LESS FOR SHORT-TERM DEBT SECURITIES THAN LONG-TERM DEBT SECURITIES.

TIFF SHORT-TERM FUND -- FUND EXPENSES (UNAUDITED)              DECEMBER 31, 2006

As a shareholder of a fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                            BEGINNING        ENDING           EXPENSES
                             ACCOUNT         ACCOUNT        PAID DURING
                              VALUE           VALUE            PERIOD*
                             7/1/06         12/31/06      7/1/06-12/31/06
      -------------------------------------------------------------------
      1) Actual              $1,000        $1,025.60           $0.91
      2) Hypothetical        $1,000        $1,024.31           $0.91
      -------------------------------------------------------------------

* Expenses are equal to the fund's annualized expense ratio of 0.18% (calculated over a six-month period, which may differ from the fund's actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

TIFF SHORT-TERM FUND -- FINANCIAL HIGHLIGHTS                   DECEMBER 31, 2006

                                                          Year            Year            Year            Year            Year
                                                          Ended           Ended           Ended           Ended           Ended
                                                        12/31/06        12/31/05        12/31/04        12/31/03        12/31/02
For a share outstanding throughout each year
Net asset value, beginning of year                     $     9.76      $     9.79      $     9.83      $     9.97      $    10.02
                                                       --------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                        0.47            0.31            0.12            0.16            0.24
Net realized and unrealized loss on investments             (0.02)          (0.03)          (0.03)          (0.07)          (0.03)
                                                       --------------------------------------------------------------------------
Total from investment operations                             0.45            0.28            0.09            0.09            0.21
                                                       --------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                       (0.47)          (0.31)          (0.13)          (0.23)          (0.24)
Return of capital                                              --              --              --              --           (0.02)
                                                       --------------------------------------------------------------------------
Total distributions                                         (0.47)          (0.31)          (0.13)          (0.23)          (0.26)
                                                       --------------------------------------------------------------------------
Net asset value, end of year                           $     9.74      $     9.76      $     9.79      $     9.83      $     9.97
                                                       ==========================================================================
TOTAL RETURN (A)                                             4.72%           2.93%           0.92%           0.88%           2.11%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                         $   99,244      $  116,943      $   91,073      $  128,660      $  171,209
Ratio of expenses to average net assets                      0.19%           0.21%           0.31%           0.35%           0.35%
Ratio of expenses to average net assets before
  expense waivers                                            0.19%           0.21%           0.36%           0.39%           0.38%
Ratio of net investment income to average net assets         4.64%           3.12%           1.19%           1.76%           2.30%
Portfolio turnover                                             --(b)           --(b)           --(b)       288.22%          87.15%
---------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment. For certain periods, total return would have been lower had certain expenses not been waived.
(b) Due to change in investment policies the fund no longer purchases or sells securities with greater than one year to maturity; therefore under SEC rules for the calculation of portfolio turnover, the transactions entered into by the fund do not constitute portfolio turnover.

See accompanying Notes to Financial Statements.

TIFF SHORT-TERM FUND -- SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

                          AS A % OF TOTAL INVESTMENTS:

      US Government Obligations                                     99.1
      Time Deposits                                                  0.9
                                                                   -----
      Total                                                        100.0
                                                                   =====

TIFF GOVERNMENT BOND FUND -- PERFORMANCE (UNAUDITED)           DECEMBER 31, 2006

POLICY CONSIDERATIONS. TIFF has long encouraged endowed charities to adopt a highly focused approach to managing that portion of their portfolios invested in conventional bonds for disaster-hedging purposes -- an approach that limits such holdings to securities likely to perform satisfactorily under deflationary conditions. The merits of this approach were set forth most forcefully in a memo on conventional bond investing published by TIFF in September 2002. TIFF Government Bond Fund ("GBF"), a vehicle designed to meet the needs of eligible charities seeking low-cost deflation hedges, was launched on March 31, 2003. The fund's manager, Smith Breeden Associates ("SBA"), employs active management techniques in an effort to generate total returns net of all fees and expenses that, over rolling 12-month time periods, approximate as closely as possible the benchmark's total return.

PERFORMANCE EVALUATION. GBF bested its benchmark by 0.22% during 2006. Ten-year Treasuries generated negative real returns during 2006, with the benchmark total return of 1.38% falling well short of both inflation (2.5% rise in CPI) and cash equivalents (4.9% return on 3-month Treasury bills). The guidelines under which GBF manager SBA labors make it difficult for the fund to outperform its benchmark by a material margin net of expenses, irrespective of market conditions; despite this short leash, SBA's trading savvy enabled GBF to outperform the Index. GBF has outperformed its benchmark by 0.04% per annum since the fund's launch on March 31, 2003 -- a result entirely consistent with its performance objective.

                                           TOTAL RETURNS*
                                   -----------------------------
                                                       Citigroup
                                      TIFF              10-Year
                                   Government          Treasury
                                   Bond Fund**         Index***
                                   -----------------------------
Calendar Year 2006                    1.60%              1.38%
3-Year Annualized                     2.81%              2.75%
5-Year Annualized                      N/A                N/A
Annualized Since Inception            2.29%              2.25%
Cumulative Since Inception            8.89%              8.72%

                          GROWTH OF $100,000 INVESTMENT
                                 SINCE INCEPTION

          [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                              ------------------------------------
                              TIFF Government    Citigroup 10-Year
                                 Bond Fund       US Treasury Index
                              ------------------------------------
                 3/31/2003        100,000             100,000
                 6/30/2003        103,457             103,399
                 12/31/2003       100,202             100,219
                 12/31/2004       104,692             105,101
                 12/31/2005       107,182             107,250
                 12/31/2006       108,894             108,725

*     Total return assumes dividend reinvestment.
**    Commencement of operations was March 31, 2003.
*** The Citigroup 10-YR Treasury Index computes returns for the current 1-year, 2-year, 3-year, 5-year, 10-year and 30-year on-the-run Treasury that has been in existence for the entire month. One cannot invest directly in an index.
Note: Performance data reflects an expense waiver currently in effect. Without the expense waiver, total returns would have been lower for the period.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT A MEMBER'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 434-817-8200 OR VISITING WWW.TIFF.ORG.

GOVERNMENT SECURITIES, IF HELD TO MATURITY, GUARANTEE TIMELY PAYMENT OF PRINCIPAL AND INTEREST. INVESTMENTS IN DEBT SECURITIES TYPICALLY DECREASE IN VALUE WHEN INTEREST RATES RISE. THIS RISK IS USUALLY GREATER FOR LONGER-TERM DEBT SECURITIES.

TIFF GOVERNMENT BOND FUND -- FUND EXPENSES (UNAUDITED)         DECEMBER 31, 2006

As a shareholder of a fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                         INCLUDING INTEREST EXPENSE *              EXCLUDING INTEREST EXPENSE **
----------------------------------------------------------------------------------------------------
                                                EXPENSES                                  EXPENSES
                    BEGINNING      ENDING      PAID DURING      BEGINNING     ENDING     PAID DURING
                     ACCOUNT       ACCOUNT       PERIOD          ACCOUNT      ACCOUNT      PERIOD*
                      VALUE         VALUE        7/1/06-          VALUE        VALUE       7/1/06-
                     7/1/06       12/31/06      12/31/06         7/1/06      12/31/06     12/31/06
----------------------------------------------------------------------------------------------------
1) Actual            $1,000      $1,054.20       $25.95          $1,000     $1,054.20       $3.41
2) Hypothetical      $1,000      $  999.94       $25.26          $1,000     $1,021.88       $3.36
----------------------------------------------------------------------------------------------------

* Expenses are equal to the fund's annualized expense ratio of 5.01% (calculated over a six-month period, which may differ from the fund's actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period). Excluding interest expense, expenses incurred by the fund were 0.66%. Actual expenses reflect fee waivers in effect during the period.
**    Interest expense is interest on reverse repurchase agreements (see Note
      7).

TIFF GOVERNMENT BOND FUND -- FINANCIAL HIGHLIGHTS              DECEMBER 31, 2006

                                                          Year            Year            Year           Period
                                                          Ended           Ended           Ended     from 3/31/03(a)
                                                        12/31/06        12/31/05        12/31/04      to 12/31/03
For a share outstanding throughout each year
Net asset value, beginning of period                   $     9.53      $     9.76      $     9.72      $    10.00
                                                       ----------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                        0.45            0.46            0.39            0.29
Net realized and unrealized gain (loss)
  on investments                                            (0.31)          (0.23)           0.04           (0.27)
                                                       ----------------------------------------------------------
Total from investment operations                             0.14            0.23            0.43            0.02
                                                       ----------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                       (0.44)          (0.46)          (0.39)          (0.30)
                                                       ----------------------------------------------------------
Net asset value, end of period                         $     9.23      $     9.53      $     9.76      $     9.72
                                                       ==========================================================
TOTAL RETURN (B)                                             1.60%           2.38%           4.48%           0.20%(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s)                       $   30,046      $   35,387      $   41,212      $   37,911
Ratio of expenses to average net assets                      4.57%           2.57%           1.55%           0.99%(d)
Ratio of expenses to average net assets, excluding
  interest expense                                           0.64%           0.46%           0.69%           0.46%(d)
Ratio of expenses to average net assets before
  expense waivers                                            4.62%           2.62%           1.60%           1.05%(d)
Ratio of net investment income to average net assets         4.88%           4.63%           3.93%           3.93%(d)
Portfolio turnover                                         418.24%         444.72%         419.77%         322.22%(c)
-----------------------------------------------------------------------------------------------------------------

(a)   Commencement of Operations.
(b) Total return assumes dividend reinvestment and would have been lower had certain expenses not been waived.
(c)   Not annualized.
(d)   Annualized.

See accompanying Notes to Financial Statements.

TIFF GOVERNMENT BOND FUND -- SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

                          AS A % OF TOTAL INVESTMENTS:

      Repurchase Agreements                                        100.5
      US Government Obligation                                      99.5
      Reverse Repurchase Agreements                               (100.0)
                                                                  ------
      Total                                                        100.0
                                                                  ======

TIFF MULTI-ASSET FUND / SCHEDULE OF INVESTMENTS                DECEMBER 31, 2006

                                                                                           NUMBER
                                                                                         OF SHARES        VALUE +
COMMON STOCKS -- 36.7%

US COMMON STOCKS -- 16.7%

AEROSPACE AND DEFENSE -- 0.2%
Honeywell International, Inc.                                                                 4,600    $      208,104
Lockheed Martin Corp.                                                                         7,400           681,318
Northrop Grumman Corp.                                                                        8,200           555,140
Raytheon Co.                                                                                 25,700         1,356,960
                                                                                                       --------------
                                                                                                            2,801,522
                                                                                                       --------------
AIRLINES -- 0.2%
AMR Corp.*                                                                                   55,300         1,671,719
Northwest Airlines Corp.*                                                                    37,300           154,795
US Airways Group, Inc.*                                                                      13,400           721,590
                                                                                                       --------------
                                                                                                            2,548,104
                                                                                                       --------------
AUTOMOBILES -- 0.0%
Fleetwood Enterprises, Inc.*                                                                 57,500           454,825
Harley-Davidson, Inc.                                                                         3,500           246,645
                                                                                                       --------------
                                                                                                              701,470
                                                                                                       --------------
BEVERAGES -- 0.0%
Coca-Cola Co. (The)                                                                           4,400           212,300
PepsiCo, Inc.                                                                                 3,800           237,690
                                                                                                       --------------
                                                                                                              449,990
                                                                                                       --------------
BIOTECHNOLOGY -- 0.1%
Amgen, Inc.*                                                                                 10,900           744,579
                                                                                                       --------------
BUILDING PRODUCTS -- 0.0%
MASCO Corp.                                                                                  15,400           459,998
                                                                                                       --------------
CAPITAL MARKETS -- 0.6%
Ameriprise Financial, Inc.                                                                   39,040         2,127,680
Goldman Sachs Group, Inc.                                                                     4,900           976,815
Lehman Brothers Holdings, Inc.                                                                9,600           749,952
Mellon Financial Corp.                                                                      105,100         4,429,965
Merrill Lynch & Co., Inc.                                                                    10,700           996,170
Morgan Stanley                                                                               12,600         1,026,018
                                                                                                       --------------
                                                                                                           10,306,600
                                                                                                       --------------
CHEMICALS -- 0.1%
Dow Chemical Co. (The)                                                                        9,100           363,454
Scotts Miracle-Gro Co. (The)                                                                 30,300         1,564,995
                                                                                                       --------------
                                                                                                            1,928,449
                                                                                                       --------------
COMMERCIAL BANKS -- 0.2%
Comerica, Inc.                                                                                8,200           481,176
KeyCorp                                                                                      13,300           505,799
National City Corp.                                                                           9,500           347,320
SunTrust Banks, Inc.                                                                          2,500           211,125
Wachovia Corp.                                                                                8,000           455,600
Wells Fargo & Co.                                                                             9,500           337,820
                                                                                                       --------------
                                                                                                            2,338,840
                                                                                                       --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.3%
Learning Tree International, Inc.*                                                            3,900            34,671
Macquarie Infrastructure Co.                                                                 21,900           777,012
Pitney Bowes, Inc.                                                                           42,000         1,939,980
Viad Corp.                                                                                   33,700         1,368,220
Watson Wyatt Worldwide, Inc.                                                                 25,900         1,169,385
                                                                                                       --------------
                                                                                                            5,289,268
                                                                                                       --------------
COMMUNICATIONS EQUIPMENT -- 0.1%
Cisco Systems, Inc.*                                                                         45,400    $    1,240,782
                                                                                                       --------------
COMPUTERS & PERIPHERALS -- 0.4%
Dell, Inc.*                                                                                  35,200           883,168
EMC Corp.*                                                                                   14,800           195,360
Hewlett-Packard Co.                                                                          75,700         3,118,083
International Business Machines (IBM)                                                         5,700           553,755
Sun Microsystems, Inc.*                                                                     330,700         1,792,394
                                                                                                            6,542,760
                                                                                                       --------------
CONSUMER FINANCE -- 0.2%
American Express Co.                                                                         59,800         3,628,066
                                                                                                       --------------
CONTAINERS AND PACKAGING -- 0.1%
Smurfit-Stone Container Corp.*                                                               99,200         1,047,552
                                                                                                       --------------
DISTRIBUTORS -- 0.1%
Genuine Parts Co.                                                                            44,900         2,129,607
                                                                                                       --------------
DIVERSIFIED CONSUMER SERVICES -- 0.0%
Apollo Group, Inc.*                                                                           6,700           261,099
                                                                                                       --------------
DIVERSIFIED FINANCIAL SERVICES -- 0.9%
Bank of America Corp.                                                                        88,200         4,708,998
Citigroup, Inc.                                                                             112,100         6,243,970
JPMorgan Chase & Co., Inc.                                                                   24,800         1,197,840
Moody's Corp.                                                                                32,700         2,258,262
                                                                                                       --------------
                                                                                                           14,409,070
                                                                                                       --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
BellSouth Corp.                                                                              19,500           918,645
Cincinnati Bell, Inc.*                                                                      137,200           627,004
Embarq Corp.                                                                                  3,479           182,856
Level 3 Communications, Inc.*                                                               119,600           669,760
Verizon Communications, Inc.                                                                122,100         4,547,004
Windstream Corp.                                                                             36,187           514,579
                                                                                                       --------------
                                                                                                            7,459,848
                                                                                                       --------------
ELECTRIC UTILITIES -- 0.1%
American Electric Power Co., Inc.                                                             4,600           195,868
Edison International                                                                          9,600           436,608
FirstEnergy Corp.                                                                             4,400           264,924
PPL Corp.                                                                                     6,600           236,544
                                                                                                       --------------
                                                                                                            1,133,944
                                                                                                       --------------
ELECTRICAL EQUIPMENT -- 0.1%
Emerson Electric Co.                                                                          9,600           423,072
Superior Essex, Inc.*                                                                        45,400         1,509,550
                                                                                                       --------------
                                                                                                            1,932,622
                                                                                                       --------------
ENERGY EQUIPMENT & SERVICES -- 0.3%
Baker Hughes, Inc.                                                                           26,800         2,000,888
GlobalSantaFe Corp.                                                                          27,875         1,638,493
Halliburton Co.                                                                              61,100         1,897,155
                                                                                                       --------------
                                                                                                            5,536,536
                                                                                                       --------------
FOOD & STAPLES RETAILING -- 0.4%
Costco Wholesale Corp.                                                                       80,200         4,240,174
Kroger Co. (The)                                                                             59,900         1,381,893
Safeway, Inc.                                                                                16,800           580,608
                                                                                                       --------------
                                                                                                            6,202,675
                                                                                                       --------------
FOOD PRODUCTS -- 0.4%
ConAgra Foods, Inc.                                                                         141,800         3,828,600
General Mills, Inc.                                                                           5,200           299,520
H.J. Heinz Co.                                                                               65,000         2,925,650
                                                                                                       --------------
                                                                                                            7,053,770
                                                                                                       --------------
GAS UTILITIES -- 0.1%
Equitable Resources, Inc.                                                                    26,300         1,098,025
                                                                                                       --------------
HEALTH CARE PROVIDERS & SERVICES -- 0.4%
Aetna, Inc.                                                                                  14,600           630,428
AmerisourceBergen Corp.                                                                       9,100           409,136
Cardinal Health, Inc.                                                                         9,100           586,313
Caremark Rx, Inc.                                                                            10,100           576,811
McKesson Corp.                                                                               10,100           512,070
Sunrise Senior Living, Inc.*                                                                 86,100         2,644,992
Wellpoint Inc.*                                                                               2,900           228,201
                                                                                                       --------------
                                                                                                            5,587,951
                                                                                                       --------------
HEALTH CARE TECHNOLOGY -- 0.0%
IMS Health, Inc.                                                                              1,700            46,716
                                                                                                       --------------
HOTELS, RESTAURANTS & LEISURE -- 0.1%
Hilton Hotels Corp.                                                                           8,100           282,690
International Speedway Corp., Class A                                                         1,900            96,976
Starwood Hotels & Resorts Worldwide, Inc.                                                     5,200           325,000
Wyndham Worldwide Corp.*                                                                      5,940           190,199
Yum! Brands, Inc.                                                                             4,100           241,080
                                                                                                       --------------
                                                                                                            1,135,945
                                                                                                       --------------
HOUSEHOLD DURABLES -- 0.1%
American Greetings Corp., Class A                                                            59,600         1,422,652
                                                                                                       --------------
HOUSEHOLD PRODUCTS -- 0.0%
Kimberly-Clark Corp.                                                                          7,900           536,805
Procter & Gamble Co.                                                                          2,900           186,383
                                                                                                       --------------
                                                                                                              723,188
                                                                                                       --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.0%
TXU Corp.                                                                                     5,100           276,471
                                                                                                       --------------
INDUSTRIAL CONGLOMERATES -- 0.5%
3M Co.                                                                                       29,900         2,330,107
General Electric Co.                                                                        155,800         5,797,318
                                                                                                       --------------
                                                                                                            8,127,425
                                                                                                       --------------
INSURANCE -- 0.4%
Allstate Corp. (The)                                                                         11,500           748,765
Berkshire Hathaway, Inc., Class B*                                                              691         2,533,206
Chubb Corp.                                                                                   3,800           201,058
Loews Corp.                                                                                   6,900           286,143
MBIA, Inc.                                                                                   13,400           979,004
Mercury General Corp.                                                                        15,500           817,315
Principal Financial Group                                                                     5,800           340,460
The St. Paul Travelers Companies, Inc.                                                        8,400           450,996
                                                                                                       --------------
                                                                                                            6,356,947
                                                                                                       --------------
INTERNET & CATALOG RETAIL -- 0.2%
Amazon.com, Inc.*                                                                            14,900           587,954
Blue Nile, Inc.*                                                                             18,900           697,221
Liberty Media Holding Corp.,
  Interactive Series A (Tracking Stock)*#                                                    30,250           652,493
Priceline.com, Inc.*                                                                         24,700         1,077,167
                                                                                                       --------------
                                                                                                            3,014,835
                                                                                                       --------------
IT SERVICES -- 0.2%
Automatic Data Processing, Inc.                                                               7,000           344,750
Computer Sciences Corp.*                                                                      1,600            85,392
DST Systems, Inc.*                                                                           10,600           663,878
Electronic Data Systems Corp.                                                                13,400           369,170
Fiserv, Inc.*                                                                                 8,800           461,296
Forrester Research, Inc.*                                                                     7,400           200,614
Gartner Group, Inc., Class A*                                                                62,400         1,234,896
                                                                                                       --------------
                                                                                                            3,359,996
                                                                                                       --------------
MACHINERY -- 0.1%
Caterpillar, Inc.                                                                             7,200           441,576
Ingersoll-Rand Co. Ltd.                                                                      11,000           430,430
Paccar, Inc.                                                                                  9,600           623,040
Parker-Hannifin Corp.                                                                         6,000           461,280
                                                                                                       --------------
                                                                                                            1,956,326
                                                                                                       --------------
MEDIA -- 1.1%
Cablevision Systems Corp.                                                                    57,400         1,634,752
CBS Corp., Class A                                                                            6,800           212,296
CBS Corp., Class B                                                                           97,700         3,046,286
Clear Channel Communications, Inc.                                                           55,900         1,986,686
Comcast Corp.*                                                                               10,700           452,931
Comcast Corp., Class A*                                                                      37,400         1,566,312
DIRECTV Group, Inc. (The)*                                                                   23,900           596,066
Discovery Holding Co., Class A*                                                              39,100           629,119
Dow Jones & Co., Inc.                                                                        15,700           596,600
EchoStar Communications Corp., Class A*                                                       5,900           224,377
Idearc Inc.*                                                                                  5,820           166,743
Liberty Global, Inc., Class A*                                                               62,667         1,826,743
Liberty Global, Inc., Class C*                                                               62,767         1,757,476
Liberty Media Holding Corp., Capital
  Series A (Tracking Stock)*#                                                                 6,050           592,779
Live Nation, Inc.*                                                                            2,750            61,600
McGraw-Hill Companies, Inc. (The)                                                             9,700           659,794
News Corp., Class A                                                                          10,300           221,244
Primedia, Inc.*                                                                             284,900           481,481
Sun-Times Media Group, Inc.                                                                  43,415           213,168
Time Warner, Inc.                                                                            47,900         1,043,262
Viacom, Inc., Class A*                                                                        6,800           278,868
                                                                                                       --------------
                                                                                                           18,248,583
                                                                                                       --------------
METALS AND MINING -- 0.7%
Alcoa, Inc.                                                                                 211,700         6,353,117
Freeport-McMoRan Copper & Gold, Inc., Class B                                                37,500         2,089,875
Newmont Mining Corp.                                                                         48,800         2,203,320
Nucor Corp.                                                                                   9,800           535,668
                                                                                                       --------------
                                                                                                           11,181,980
                                                                                                       --------------
MULTILINE RETAIL -- 0.1%
99 Cents Only Stores*                                                                        23,500           285,995
JC Penney Co., Inc.                                                                           8,200           634,352
Kohl's Corp.*                                                                                 9,000           615,870
Nordstrom, Inc.                                                                               9,900           488,466
                                                                                                       --------------
                                                                                                            2,024,683
                                                                                                       --------------
MULTI-UTILITIES -- 0.0%
PG&E Corp.                                                                                    6,300           298,179
                                                                                                       --------------
OFFICE ELECTRONICS -- 0.1%
Xerox Corp.*                                                                                129,700         2,198,415
                                                                                                       --------------
OIL, GAS & CONSUMABLE FUELS -- 2.3%
Chevron Corp.                                                                                77,100         5,669,163
ConocoPhillips                                                                               48,224         3,469,717
Consol Energy, Inc.                                                                          59,600         1,914,948
Devon Energy Corp.                                                                           18,200         1,220,856
EOG Resources, Inc.                                                                          50,100         3,128,745
Exxon Mobil Corp.                                                                           112,460         8,617,810
Hess Corp.                                                                                    4,700           232,979
Marathon Oil Corp.                                                                            7,000           647,500
Newfield Exploration Co.*                                                                    26,600         1,222,270
Noble Energy, Inc.                                                                           27,400         1,344,518
Peabody Energy Corp.                                                                         30,200         1,220,382
Valero Energy Corp.                                                                          95,000         4,860,200
XTO Energy, Inc.                                                                             74,266         3,494,215
                                                                                                       --------------
                                                                                                           37,043,303
                                                                                                       --------------
PAPER & FOREST PRODUCTS -- 0.2%
Bowater, Inc.                                                                                71,800         1,615,500
Plum Creek Timber Co.                                                                        27,300         1,087,905
                                                                                                       --------------
                                                                                                            2,703,405
                                                                                                       --------------
PERSONAL PRODUCTS -- 0.0%
Estee Lauder Companies, Inc. (The), Class A                                                   9,100           371,462
                                                                                                       --------------
PHARMACEUTICALS -- 1.0%
Bristol-Myers Squibb Co.                                                                     28,300           744,856
Forest Laboratories, Inc.*                                                                   10,500           531,300
Johnson & Johnson                                                                            13,000           858,260
Merck & Co., Inc.                                                                            59,800         2,607,280
Pfizer, Inc.                                                                                191,700         4,965,030
Schering-Plough Corp.                                                                        92,300         2,181,972
Wyeth                                                                                        78,200         3,981,944
                                                                                                       --------------
                                                                                                           15,870,642
                                                                                                       --------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.7%
Acadia Realty Trust                                                                          32,800           820,656
Alesco Financial Inc.                                                                       114,100         1,220,870
American Financial Realty Trust                                                              94,700         1,083,368
Apartment Investment & Management Co.                                                        26,400         1,478,928
Boston Properties, Inc.                                                                       9,900         1,107,612
Capitalcommerical Trust                                                                     354,700           603,737
Dct Industrial Trust Inc.                                                                    40,000           472,000
Digital Realty Trust, Inc.                                                                   52,900         1,810,767
Equity One Inc.                                                                              21,000           559,860
Essex Property Trust Inc.                                                                     8,700         1,124,475
Health Care Property Invest Inc.                                                             40,800         1,502,256
Healthcare Realty Trust Inc.                                                                 24,400           964,776
Longview Fibre Co.                                                                           72,100         1,582,595
Nationwide Health Properties, Inc.                                                           28,100           849,182
Pennsylvania Real Estate                                                                     28,600         1,126,268
Potlatch Corp.                                                                               26,700         1,169,994
Resource Capital Corp.                                                                       20,800           352,560
Simon Property Group, Inc.                                                                   37,100         3,757,859
SL Green Realty Corp.                                                                        21,100         2,801,658
Urstadt Biddle Properties, Inc., Class A                                                     29,500           563,155
Vornado Realty Trust                                                                         18,100         2,199,150
Winthrop Realty Trust Inc.                                                                   73,600           504,160
                                                                                                       --------------
                                                                                                           27,655,886
                                                                                                       --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.2%
Forest City Enterprises, Inc., Class A                                                       40,300         2,353,520
                                                                                                       --------------
ROAD & RAIL -- 0.2%
CSX Corp.                                                                                    15,300           526,779
Kansas City Southern*                                                                        50,500         1,463,490
Norfolk Southern Corp.                                                                       10,700           538,103
                                                                                                       --------------
                                                                                                            2,528,372
                                                                                                       --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.2%
Agere Systems, Inc.*                                                                         72,580         1,391,359
Intel Corp.                                                                                  18,800           380,700
Texas Instruments, Inc.                                                                      22,500           648,000
                                                                                                       --------------
                                                                                                            2,420,059
                                                                                                       --------------
SOFTWARE -- 0.6%
Intuit, Inc.*                                                                                16,400           500,364
Microsoft Corp.                                                                             214,900         6,416,914
Oracle Corp.*                                                                               110,500         1,893,970
                                                                                                       --------------
                                                                                                            8,811,248
                                                                                                       --------------
SPECIALTY RETAIL -- 0.1%
Blockbuster, Inc., Class B*                                                                 105,700           517,930
Office Depot, Inc.*                                                                          13,200           503,844
TJX Companies, Inc.                                                                          10,700           304,736
                                                                                                       --------------
                                                                                                            1,326,510
                                                                                                       --------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.0%
Coach, Inc.*                                                                                 13,100           562,776
                                                                                                       --------------
THRIFTS & MORTGAGE FINANCE -- 0.1%
Countrywide Financial Corp.                                                                  14,500           615,525
MGIC Investment Corp.                                                                         7,900           494,066
                                                                                                       --------------
                                                                                                            1,109,591
                                                                                                       --------------
TOBACCO -- 0.2%
Altria Group, Inc.                                                                           24,300         2,085,426
Reynolds American, Inc.                                                                       9,200           602,324
                                                                                                       --------------
                                                                                                            2,687,750
                                                                                                       --------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.5%
Alltel Corp.                                                                                 35,000         2,116,800
American Tower Corp., Class A*                                                               60,300         2,247,984
NII Holdings, Inc., Class B*                                                                 13,700           882,828
SBA Communications Corp.*                                                                    80,900         2,224,750
Sprint Nextel Corp.                                                                          43,585           823,321
                                                                                                       --------------
                                                                                                            8,295,683
                                                                                                       --------------
Total US Common Stocks
  (Cost $214,415,037)                                                                                     266,945,675
                                                                                                       --------------

FOREIGN COMMON STOCKS -- 20.0%

ARGENTINA -- 0.0%
Inversiones Y Repres GDR*                                                                    24,800           419,368
                                                                                                       --------------
AUSTRALIA -- 0.9%
Alumina Ltd.                                                                                378,609         1,880,638
Amcor Ltd.                                                                                  324,557         1,855,692
Australia and New Zealand Banking Group Ltd.                                                 22,857           506,326
Caltex Australia Ltd.                                                                        12,000           217,380
Foster's Group Ltd.                                                                         308,892         1,681,813
Iluka Resources Ltd.                                                                         20,000           104,834
National Australia Bank Ltd.                                                                131,961         4,192,852
Rinker Group Ltd.                                                                            22,000           312,482
Santos Ltd.                                                                                  73,442           571,339
Telstra Corp. Ltd.                                                                          643,536         2,100,825
Telstra Corp. Ltd. (INS RECP)*                                                              321,768           682,231
                                                                                                       --------------
                                                                                                           14,106,412
                                                                                                       --------------
BELGIUM -- 0.2%
Fortis                                                                                       59,000         2,505,902
                                                                                                       --------------
BRAZIL -- 0.8%
Cia Siderurgica Nacional SA - ADR@                                                           38,700         1,160,226
Cia Vale do Rio Doce - ADR@                                                                 246,800         6,478,500
Cia Vale do Rio Doce - SPADR@                                                                77,686         2,310,382
CPFL Energia SA                                                                              48,000           656,023
Petroleo Brasileiro SA - ADR@                                                                27,400         2,821,926
                                                                                                       --------------
                                                                                                           13,427,057
                                                                                                       --------------
CANADA -- 3.1%
Abitibi-Consolidated, Inc. - TSE Shares                                                      90,300           232,016
Ace Aviation Holdings, Inc., Class A*                                                        24,000           779,376
Alcan, Inc.                                                                                  22,000         1,073,438
Barrick Gold Corp.                                                                           33,016         1,013,591
BCE, Inc.                                                                                    19,672           530,808
Bell Aliant Regional Communication Income Fund(a)(b)(c)                                       1,558            36,095
Boardwalk - REIT                                                                             38,200         1,355,399
Bombardier, Inc., Class B*                                                                  584,700         1,984,674
BPO Properties Ltd.                                                                           7,100           426,598
Brookfield Asset Management, Inc., Class A                                                   23,300         1,122,594
Brookfield Properties Corp.                                                                  62,500         2,458,125
Cameco Corp.                                                                                140,600         5,687,270
Canadian Natural Resources Ltd.                                                             126,500         6,756,015
EnCana Corp. - NYSE Shares                                                                    7,400           340,030
EnCana Corp. - TSE Shares                                                                   115,900         5,344,328
Fraser Papers, Inc.*                                                                         27,300           145,215
Imperial Oil Ltd.                                                                            49,700         1,833,480
Ipc US Real Estate Inv Trust Unit                                                             5,400            57,541
Nortel Networks Corp.*                                                                       40,990         1,101,802
Novelis, Inc.                                                                                 3,800           106,421
Onex Corp.                                                                                    9,200           224,130
Petro-Canada - NYSE Shares                                                                    4,200           172,368
Petro-Canada - TSE Shares                                                                    40,542         1,663,556
Research In Motion, Ltd.*                                                                     2,000           255,560
Rogers Communications, Inc., Class B - NYSE Shares                                            9,000           536,400
Rogers Communications, Inc., Class B - TSE Shares                                            99,800         2,975,904
Suncor Energy, Inc.                                                                          47,084         3,713,878
Talisman Energy, Inc. - TSE Shares                                                          293,100         4,987,007
Western Oil Sands, Inc., Class A*                                                            90,387         2,540,654
                                                                                                       --------------
                                                                                                           49,454,273
                                                                                                       --------------
CHINA -- 0.3%
Aluminum Corp. of China Ltd. - ADR@                                                          75,600         1,776,600
China Petroleum & Chemical Corp. - ADR@                                                      21,000         1,945,440
China Telecom Corp. Ltd.                                                                  1,800,000           979,803
Tsingtao Brewery Co., Ltd.                                                                  212,000           357,107
                                                                                                       --------------
                                                                                                            5,058,950
                                                                                                       --------------
DENMARK -- 0.1%
Coloplast A/S, Class B                                                                        5,000           451,818
Vestas Wind Systems A/S*                                                                     13,833           580,028
William Demant Holding*                                                                       8,800           712,524
                                                                                                       --------------
                                                                                                            1,744,370
                                                                                                       --------------
FINLAND -- 0.3%
Metso Oyj                                                                                    23,400         1,175,157
Sampo Oyj, Class A                                                                           36,000           959,295
Tietoenator Oyj                                                                              10,300           330,772
UPM-Kymmene Oyj                                                                              69,968         1,756,865
                                                                                                       --------------
                                                                                                            4,222,089
                                                                                                       --------------
FRANCE -- 1.3%
Alcatel SA - ADR                                                                             82,276         1,169,965
Alcatel-Lucent                                                                               29,200           418,087
Atos Origin SA*                                                                               3,700           218,781
AXA SA                                                                                       19,100           769,334
BNP Paribas                                                                                   7,370           799,685
Carrefour SA                                                                                 35,394         2,143,576
Compagnie de Saint-Gobain                                                                     4,100           343,966
France Telecom SA                                                                            37,825         1,040,576
Groupe Danone                                                                                 4,200           635,490
Renault SA                                                                                    9,721         1,165,825
Sanofi-Aventis                                                                                7,204           662,665
SCOR                                                                                        180,400           531,668
Societe Generale, Class A                                                                    11,903         2,011,768
Suez SA, Strip VVPR - PSE Shares*(a)                                                         10,248               135
Thales SA                                                                                     7,900           392,987
Total SA                                                                                     44,016         3,170,596
Total SA - ADR@                                                                              64,200         4,617,264
                                                                                                       --------------
                                                                                                           20,092,368
                                                                                                       --------------
GERMANY -- 0.7%
BASF AG                                                                                       7,100           690,297
Bayer AG                                                                                     66,363         3,556,542
Bayerische Motoren Werke AG                                                                   8,400           480,300
DaimlerChrysler AG                                                                           10,500           647,671
Deutsche Post AG                                                                             11,200           337,104
Deutsche Telekom AG                                                                          29,806           543,743
E.ON AG                                                                                       5,100           691,198
Fresenius Medical Care AG & Co.                                                               7,000           929,127
RWE AG                                                                                       26,928         2,963,362
Vivacon AG*                                                                                  13,200           442,934
                                                                                                       --------------
                                                                                                           11,282,278
                                                                                                       --------------
HONG KONG -- 0.6%
Asia Satellite Telecommunications Holdings Ltd.                                              21,000            37,897
First Pacific Co.                                                                           958,000           497,021
Henderson Land Development Co.                                                              154,000           856,757
Hong Kong & Shanghai Hotels Ltd. (The)                                                      362,289           611,010
Hong Kong Aircraft Engineering Co. Ltd.                                                      61,600           840,958
Hong Kong Electric Holdings Ltd.                                                            276,700         1,351,490
Hongkong Land Holdings Ltd.                                                                  82,000           326,360
i-CABLE Communications Ltd.                                                                 731,000           170,531
New World Development Ltd.                                                                1,148,849         2,304,161
Next Media Ltd.                                                                             370,000           137,972
Silver Grant International Ltd.                                                             240,000            63,108
SmarTone Telecommunications Holdings Ltd.                                                   298,000           309,274
Television Broadcasts Ltd.                                                                  150,000           916,622
Wheelock & Co. Ltd.                                                                         256,000           485,204
                                                                                                       --------------
                                                                                                            8,908,365
                                                                                                       --------------
INDONESIA -- 0.1%
Bank Pan Indonesia Tbk PT*                                                                9,116,708           587,946
Gudang Garam Tbk PT                                                                         164,000           186,001
Indofood Sukses Makmur Tbk PT                                                             1,487,000           223,211
Matahari Putra Prima Tbk PT                                                               1,516,000           134,853
Semen Gresik Persero Tbk PT                                                                 157,000           633,691
                                                                                                       --------------
                                                                                                            1,765,702
                                                                                                       --------------
IRELAND -- 0.0%
Blackrock International Land plc*                                                            62,500            42,862
Fyffes plc                                                                                   62,500           146,671
Independent News & Media plc                                                                146,700           580,415
                                                                                                       --------------
                                                                                                              769,948
                                                                                                       --------------
ISRAEL -- 0.0%
Bank Hapoalim B.M.                                                                          136,383           638,430
                                                                                                       --------------
ITALY -- 0.6%
Banca Intesa SpA                                                                            396,669         3,051,717
Banca Monte dei Paschi di Siena SpA                                                          28,500           184,316
Banca Popolare Italiana*                                                                     15,972           226,950
Fiat SpA*                                                                                    69,900         1,327,015
Luxottica Group SpA - ADR@                                                                   23,200           711,544
Natuzzi SpA - ADR@*                                                                           4,400            37,444
Saipem SpA                                                                                   35,300           918,913
Seat Pagine Gaille                                                                          543,200           322,805
UniCredito Italiano SpA - MSE Shares                                                        353,633         3,087,800
                                                                                                       --------------
                                                                                                            9,868,504
                                                                                                       --------------
JAPAN -- 1.7%
Ajinomoto Co., Inc.                                                                          22,000           291,090
Alfresa Holdings Corp.                                                                       11,000           664,288
Astellas Pharma, Inc.                                                                        26,400         1,200,891
Bank of Fukuoka Ltd. (The)                                                                   38,000           277,176
Bank of Yokohama Ltd. (The)                                                                  32,000           250,665
Bridgestone Corp.                                                                            11,000           245,765
Canon, Inc.                                                                                  42,000         2,375,788
Chiba Bank Ltd. (The)                                                                        23,000           194,429
Dai Nippon Printing Co. Ltd.                                                                 14,000           216,204
Daifuku Co. Ltd.                                                                              4,500            70,802
East Japan Railway Co.                                                                           99           659,428
Ebara Corp.                                                                                  42,000           161,003
FamilyMart Co. Ltd.                                                                          11,600           315,828
FUJIFILM Holdings Corp.                                                                      13,000           535,909
Fujitsu Frontech Ltd.                                                                         4,600            36,051
Hitachi Ltd.                                                                                 44,000           274,406
Isetan Co. Ltd.                                                                               6,400           115,003
JS Group Corp.                                                                               14,000           294,746
Kao Corp.                                                                                    23,000           618,080
Kawasaki Heavy Industries Ltd.                                                               81,000           304,374
KDDI Corp.                                                                                       52           352,510
Kinden Corp.                                                                                 20,000           161,160
Kirin Brewery Co. Ltd.                                                                       39,000           612,810
Matsushita Electric Industrial                                                                9,000           180,786
Matsushita Electric Works Ltd.                                                               40,114           465,021
Mitsubishi Corp.                                                                             13,000           243,683
Mitsubishi UFJ Financial Group, Inc.                                                             19           236,113
Mizuho Financial Group, Inc.                                                                     67           478,638
Namco Bandai Holdings, Inc.                                                                  22,050           323,263
NEC Corp.                                                                                    50,000           239,412
NGK Insulators Ltd.                                                                           3,000            46,356
Nintendo Co. Ltd.                                                                             1,500           388,407
Nippon Meat Packers, Inc.                                                                    20,000           218,353
Nippon Mining Holdings, Inc.                                                                  5,000            35,934
Nippon Oil Corp.                                                                             33,000           220,976
Nippon Suisan Kaisha Ltd.                                                                    32,000           187,393
Nisshinbo Industries, Inc.                                                                   10,000           103,615
Noritake Co. Ltd.                                                                            10,000            50,305
NTT Corp.                                                                                       481         2,374,033
NTT DoCoMo, Inc.                                                                                260           410,702
Onward Kashiyama Co. Ltd.                                                                    14,000           178,563
Promise Co. Ltd.                                                                              4,850           149,702
Ricoh Co. Ltd.                                                                               13,000           265,529
Ryosan Co. Ltd.                                                                               3,000            74,953
Sankyo Co. Ltd.                                                                               5,000           276,799
Secom Co. Ltd.                                                                                8,000           414,803
Sekisui House Ltd.                                                                           27,000           391,326
Seven & I Holdings Co. Ltd.                                                                  11,080           344,541
Shimizu Corp.                                                                                40,000           200,008
Shiseido Co. Ltd.                                                                            13,000           280,657
Sompo Japan Insurance, Inc.                                                                  25,000           305,723
Sony Corp.                                                                                    9,700           415,323
Sumitomo Electric Industries Ltd.                                                            20,000           312,578
Sumitomo Forestry Co. Ltd.                                                                   19,000           206,028
Sumitomo Metal Mining Co. Ltd.                                                               21,000           269,374
Sumitomo Mitsui Financial Group, Inc.                                                            69           703,036
Sumitomo Trust & Banking Co. Ltd.                                                            42,000           437,422
Taiyo Nippon Sanso Corp.                                                                     25,000           225,228
Takeda Pharmaceutical Co. Ltd.                                                               31,600         2,168,610
Tanabe Seiyaku Co. Ltd.                                                                      32,000           417,858
TDK Corp.                                                                                     3,900           310,149
Tokyo Electric Power Co., Inc. (The)                                                         14,700           475,261
Tokyo Gas Co. Ltd.                                                                          124,000           658,846
Tokyo Ohka Kogyo Co. Ltd.                                                                     3,000            83,668
Toppan Forms Co. Ltd.                                                                        14,200           197,955
Toyo Seikan Kaisha Ltd.                                                                       8,000           132,500
Toyota Motor Corp.                                                                            5,600           366,867
West Japan Railway Co.                                                                          182           778,200
Yamaha Motor Co. Ltd.                                                                         3,000            94,322
Yamatake Corp.                                                                                6,000           133,216
Yamato Holdings Co. Ltd.                                                                     17,000           261,478
                                                                                                       --------------
                                                                                                           27,961,919
                                                                                                       --------------
MALAYSIA -- 0.3%
British American Tobacco Malaysia Berhad                                                     22,800           279,258
Bumiputra-Commerce Holdings Berhad                                                          427,169           936,790
Carlsberg Brewery Malaysia Berhad                                                           106,000           153,070
Kumpulan Guthrie Berhad                                                                     145,000           189,000
Malaysian Airlines System Berhad*                                                            78,000           103,255
Maxis Communications Berhad                                                                 362,900         1,049,061
Multi-Purpose Holdings Berhad*                                                              252,000            94,281
Resorts World Berhad                                                                        239,000           987,888
Telekom Malaysia Berhad                                                                     121,000           334,127
                                                                                                       --------------
                                                                                                            4,126,730
                                                                                                       --------------
MEXICO -- 0.0%
America Movil SA de CV, Series L - ADR@                                                       2,100            94,962
Telefonos de Mexico SA de CV, Series L - ADR@                                                 1,600            45,184
                                                                                                       --------------
                                                                                                              140,146
                                                                                                       --------------
NETHERLANDS -- 1.3%
Heineken NV                                                                                  14,175           672,819
ING Groep NV                                                                                 71,540         3,167,049
Koninklijke (Royal) KNP NV                                                                   40,800           577,792
Koninklijke (Royal) Philips Electronics NV                                                   18,500           696,663
Koninklijke Boskalis Westminister NV                                                          4,992           493,594
Mittal Steel Co. NV                                                                          28,686         1,203,231
Mittal Steel Co. NV, Class A                                                                 66,039         2,785,525
Reed Elsevier NV                                                                             98,668         1,680,545
Royal Dutch Shell plc, Class A                                                              133,558         4,705,826
Royal Dutch Shell plc, Class A - ADR@                                                        25,400         1,798,066
Royal Dutch Shell plc, Class B                                                               28,522         1,006,290
Royal Dutch Shell plc, Class B - ADR@                                                        19,622         1,396,105
Wolters Kluwer NV                                                                            10,108           290,356
                                                                                                       --------------
                                                                                                           20,473,861
                                                                                                       --------------
NEW ZEALAND -- 0.1%
Telecom Corp. of New Zealand Ltd.                                                           586,968         1,992,633
                                                                                                       --------------
NORWAY -- 0.0%
DNB NOR ASA                                                                                  30,600           434,774
Statoil ASA                                                                                   9,500           250,813
                                                                                                       --------------
                                                                                                              685,587
                                                                                                       --------------
PANAMA -- 0.0%
Banco Latinoamericano de Exportaciones, S.A.                                                 34,600           586,816
                                                                                                       --------------
PHILIPPINES (THE) -- 0.3%
ABS-CBN Broadcasting Corp.*                                                                 727,400           299,965
Ayala Corp.                                                                                 198,476         2,389,822
Banco de Oro Universal Bank*                                                                131,400           123,354
Globe Telecom, Inc.                                                                          57,900         1,458,188
Jollibee Foods Corp.                                                                        353,600           302,924
                                                                                                       --------------
                                                                                                            4,574,253
                                                                                                       --------------
RUSSIA -- 0.3%
LUKOIL - ADR@                                                                                32,800         2,884,760
Oao Rosneft Oil Co - GDR*                                                                   199,823         1,887,751
                                                                                                       --------------
                                                                                                            4,772,511
                                                                                                       --------------
SINGAPORE -- 0.6%
BIL International Ltd.                                                                      627,000           686,360
Capitaland Ltd.                                                                             159,100           638,507
Great Eastern Holdings Ltd.                                                                  95,000         1,052,597
Jardine Matheson Holdings Ltd.                                                              132,200         2,829,080
Jardine Strategic Holdings Ltd.                                                             169,500         2,254,350
Mandarin Oriental International Ltd.                                                        124,000           207,080
Oversea-Chinese Banking Corp.                                                               316,800         1,586,255
Stats Chippac Ltd.*                                                                         369,000           279,600
Suntec - REIT                                                                               163,400           193,391
United Industrial Corp. Ltd.                                                                278,000           378,633
Yellow Pages Singapore Ltd.                                                                  64,000            48,780
                                                                                                       --------------
                                                                                                           10,154,633
                                                                                                       --------------
SOUTH AFRICA -- 0.8%
Anglo Platinum Ltd.                                                                          36,810         4,459,732
City Lodge Hotels Ltd.                                                                       10,929           103,607
FirstRand Ltd.                                                                              178,517           561,199
Gold Fields Ltd.                                                                             97,669         1,827,669
Impala Platinum Holdings Ltd.                                                                50,056         1,301,104
JD Group Ltd.                                                                                12,140           137,118
Nedbank Group Ltd.                                                                           37,399           706,160
New Clicks Holdings Ltd.                                                                     42,000            64,250
RMB Holdings Ltd.                                                                           210,300           994,724
Standard Bank Group Ltd.                                                                     91,977         1,233,871
Sun International Ltd.                                                                       72,336         1,220,642
                                                                                                       --------------
                                                                                                           12,610,076
                                                                                                       --------------
SOUTH KOREA -- 0.1%
Daelim Industrial Co., Ltd.*                                                                  9,939           809,202
Hyundai Motor Co.*                                                                              430            31,227
Kookmin Bank*                                                                                   730            58,838
Korea Electric Power Corp.*                                                                     460            21,004
POSCO                                                                                           100            33,126
Samsung Electronics Co., Ltd.                                                                    80            52,394
                                                                                                       --------------
                                                                                                            1,005,791
                                                                                                       --------------
SPAIN -- 0.8%
Acciona SA                                                                                    6,400         1,186,656
Acerinox SA                                                                                  38,200         1,156,646
Banco Popular Espanol SA                                                                     42,000           758,942
Banco Santander Central Hispano SA                                                          141,434         2,628,567
Iberdrola SA                                                                                 44,123         1,915,834
Prosegur, Compania de Seguridad SA                                                            5,400           175,471
Sogecable SA*                                                                                 4,037           143,710
Telefonica SA                                                                               185,289         3,927,920
Viscofan SA                                                                                   8,500           159,801
                                                                                                       --------------
                                                                                                           12,053,547
                                                                                                       --------------
SWEDEN -- 0.2%
Assa Abloy AB                                                                                25,300           549,119
Ericsson, Class B                                                                           180,600           728,083
Hoganas AB, Class B                                                                           7,500           196,798
Svenska Cellulosa AB (SCA)                                                                   10,800           562,656
Svenska Handelsbanken, Class A                                                               25,200           760,090
                                                                                                       --------------
                                                                                                            2,796,746
                                                                                                       --------------
SWITZERLAND -- 0.3%
Adecco SA                                                                                     8,300           563,777
Compagnie Financiere Richemonte AG (UNIT)                                                    16,200           939,249
Geberit AG                                                                                      290           446,011
Logitech International SA*                                                                   16,660           477,371
Novartis AG                                                                                  12,400           711,307
Phonak Holding AG                                                                             1,700           134,934
PubliGroupe SA                                                                                  500           175,969
Roche Holding AG                                                                              4,000           714,395
                                                                                                       --------------
                                                                                                            4,163,013
                                                                                                       --------------
TAIWAN -- 0.1%
Asustek Computer, Inc. - GDR                                                                214,412           567,664
Chunghwa Telecom Co. Ltd. - ADR@                                                             38,100           751,713
Taiwan Semiconductor Manufacturing Co. Ltd.                                                 178,000           369,127
                                                                                                       --------------
                                                                                                            1,688,504
                                                                                                       --------------
THAILAND -- 0.2%
Advanced Info Service PCL                                                                   608,700         1,307,365
GMM Grammy PCL*                                                                             224,000            43,899
Kasikornbank PCL                                                                            234,000           401,404
Matichon PCL                                                                                 76,000            16,083
MBK PCL                                                                                     108,000           171,784
Siam Cement PCL                                                                              92,700           647,358
Siam Cement PCL - NVDR*                                                                     136,100           907,400
Thanachart Capital PCL                                                                      255,000            98,050
                                                                                                       --------------
                                                                                                            3,593,343
                                                                                                       --------------
UNITED KINGDOM -- 3.9%
Alliance Boots plc                                                                          133,486         2,182,867
Amvescap plc                                                                                 57,700           670,513
Anglo American plc - JSE Shares                                                              20,856         1,013,031
Anglo American plc - LSE Shares                                                              29,672         1,445,870
Arriva plc                                                                                   54,400           808,217
Aviva plc                                                                                    89,176         1,431,110
BAE Systems plc                                                                             134,900         1,118,288
Barclays plc                                                                                 64,400           916,601
BG Group plc                                                                                124,515         1,696,862
BP plc                                                                                      362,923         4,052,956
BP plc - ADR@                                                                                57,800         3,878,380
British Land Co. plc                                                                          6,300           210,834
BT Group plc                                                                                 57,800           340,216
Bunzl plc                                                                                    10,889           132,930
Cable & Wireless plc                                                                        293,800           904,640
Capita Group plc                                                                             67,600           802,868
Carnival plc                                                                                 11,100           560,156
Compass Group plc                                                                            79,500           450,090
Devro plc                                                                                    51,800           123,527
Diageo plc                                                                                   41,500           814,132
Enodis plc                                                                                  121,000           470,729
Enterprise Inns plc                                                                          23,100           610,287
GKN plc                                                                                     229,200         1,240,219
GlaxoSmithKline plc                                                                         216,907         5,714,529
Hanson plc                                                                                   54,500           819,770
Hays plc                                                                                    111,800           346,318
HBOS plc                                                                                    184,573         4,081,487
Homeserve plc                                                                                 1,700            62,716
ICAP plc                                                                                     75,600           705,564
Informa plc                                                                                  57,100           665,025
Intertek Group plc                                                                           34,700           563,015
Invensys plc*                                                                                85,470           458,267
ITV plc                                                                                     165,400           344,561
Ladbrokes plc                                                                                25,711           209,858
Land Securities Group plc                                                                     4,500           204,008
Lloyds TSB Group plc                                                                        308,969         3,445,033
MyTravel Group plc, Class A*                                                                115,033           506,258
Provident Financial plc                                                                      40,800           558,198
Reckitt Benckiser plc                                                                        18,100           826,635
Reed Elsevier plc                                                                            60,400           662,406
Rexam plc                                                                                    37,600           385,459
Rio Tinto plc                                                                                22,700         1,205,530
Sage Group plc                                                                              142,000           750,253
Smiths Group plc                                                                             21,400           414,521
Stagecoach Group plc                                                                        172,200           513,224
Tesco plc                                                                                   103,400           816,733
Unilever plc                                                                                107,083         2,991,689
Vedanta Resources plc                                                                       143,373         3,422,987
Vodafone Group plc                                                                          169,837           468,292
WPP Group plc                                                                                32,400           438,572
Xstrata plc                                                                                  95,597         4,767,536
                                                                                                       --------------
                                                                                                           62,223,767
                                                                                                       --------------
Total Foreign Common Stocks
  (Cost $200,399,371)                                                                                     319,867,892
                                                                                                       --------------
Total Common Stocks
  (Cost $414,814,408)                                                                                     586,813,567
                                                                                                       --------------

                                                               INTEREST    MATURITY     PRINCIPAL
                                                                 RATE        DATE         AMOUNT           VALUE +
ASSET-BACKED SECURITIES -- 0.7%
ACE Securities Corp.,
  Ser. 2003-NC1,
  Class M2 (FRN)                                                7.250%     07/25/33    $    350,000    $      353,740
ACE Securities Corp.,
  Ser. 2003-OP1,
  Class M2 (FRN)                                                6.850%     12/25/33         300,000           301,958
Asset Backed Securities
  Corp., Home Equity
  Loan Trust,
  Ser. 2004-HE1,
  Class M2 (FRN)                                                7.000%     01/15/34         254,000           258,038
Centex Home Equity,
  Ser. 2003-B,
  Class M2 (FRN)                                                7.050%     06/25/33         246,681           247,217
Chase Funding Loan
  Acquisition Trust,
  Ser. 2003-C1,
  Class 2M2 (FRN)                                               7.525%     10/25/32         250,000           250,318
Citigroup Mortgage
  Loan Trust, Inc.,
  Ser. 2005-HE4,
  Class A2C (FRN)                                               5.620%     10/25/35         800,000           801,239
Countrywide Asset-
  Backed Certificates,
  Ser. 2004-1, Class 3A
  (FRN)                                                         5.630%     04/25/34          11,317            11,320
Countrywide Asset-
  Backed Certificates,
  Ser. 2004-14,
  Class A2 (FRN)                                                5.620%     06/25/35         260,019           260,053
Credit-Based Asset
  Servicing and
  Securitization,
  Ser. 2005-CB8,
  Class AF1B (STEP)                                             5.451%     12/25/35         576,888           574,395
First Franklin Mortgage
  Loan Asset Backed
  Certificates,
  Ser. 2003-FF2,
  Class M2 (FRN)                                                7.825%     07/25/33         414,505           415,122
First Franklin Mortgage
  Loan Asset Backed
  Certificates,
  Ser. 2003-FF5,
  Class M2 (FRN)                                                6.850%     03/25/34         265,000           266,290
First Franklin Mortgage
  Loan Asset Backed
  Certificates,
  Ser. 2005-FF3,
  Class A1 (FRN)                                                5.430%     04/25/35         192,396           192,414
First Franklin Mortgage
  Loan Asset Backed
  Certificates,
  Ser. 2005-FF10,
  Class A4 (FRN)                                                5.670%     11/25/35         600,000           601,521
First Franklin Mortgage
  Loan Asset Backed
  Certificates,
  Ser. 2005-FFH2,
  Class A2 (FRN)                                                5.600%     04/25/35         500,000           500,809
JP Morgan Mortgage
  Acquisition Corp.,
  Ser. 2005-FLD1,
  Class A1 (FRN)                                                5.470%     07/25/35         204,778           204,814
JP Morgan Mortgage
  Acquisition Corp.,
  Ser. 2005-FLD1,
  Class A2 (FRN)                                                5.610%     07/25/35         500,000           502,003
Lehman Mortgage Trust,
  Ser. 2006-4,
  Class 4A1                                                     6.000%     08/25/21         504,513           508,585
Merrill Lynch Mortgage
  Investors, Inc.,
  Ser. 2005-NCB,
  Class A1A (VRN)                                               5.451%     07/25/36         148,002           147,386
Morgan Stanley ABS
  Capital I,
  Ser. 2002-HE3,
  Class A2 (FRN)                                                5.890%     12/27/32         303,687           304,369
Morgan Stanley ABS
  Capital, Inc.,
  Ser. 2004-NC1,
  Class M2 (FRN)                                                6.900%     12/27/33         606,000           615,438
New Century Home
  Equity Loan Trust,
  Ser. 2003-2, Class M2
  (FRN)                                                         7.350%     01/25/33         500,000           500,945
New Century Home
  Equity Loan Trust,
  Ser. 2003-6, Class M2
  (FRN)                                                         6.950%     01/25/34         300,000           303,267
New Century Home
  Equity Loan Trust,
  Ser. 2005-4,
  Class A2B (FRN)                                               5.620%     09/25/35       1,750,000         1,752,331
Residential Asset
  Securities Corp.,
  Ser. 2003-KS10,
  Class MII2 (FRN)                                              6.700%     12/25/33         217,875           218,474
Residential Asset
  Securities Corp.,
  Ser. 2004-KS9,
  Class AII4 (FRN)                                              5.650%     10/25/34         439,716           440,747
Residential Asset
  Securities Corp.,
  Ser. 2005-KS8,
  Class A3 (FRN)                                                5.610%     08/25/35       1,000,000         1,002,058
SACO I Trust,
  Ser. 2005-WM3,
  Class A1 (FRN)                                                5.610%     09/25/35         191,055           191,113
Structured Asset
  Investment Loan
  Trust, Ser. 2003-BC6,
  Class M3 (FRN)                                                7.500%     07/25/33         121,532           121,939
                                                                                                       --------------
Total Asset-Backed Securities
  (Cost $11,821,993)                                                                                       11,847,903
                                                                                                       --------------

MORTGAGE-BACKED SECURITIES - PRIVATE ISSUERS -- 0.5%
American Home
  Mortgage Investment
  Trust, Ser. 2004-1,
  Class 4A (FRN)                                                3.280%     04/25/44         149,653           145,275
American Home
  Mortgage Investment
  Trust, Ser. 2004-4,
  Class 4A (FRN)                                                4.390%     02/25/45         603,298           593,139
American Home
  Mortgage Investment
  Trust, Ser. 2005-1,
  Class 6A (FRN)                                                5.294%     06/25/45         721,642           720,025
American Home
  Mortgage Investment
  Trust, Ser. 2005-2,
  Class 5A2 (FRN)                                               5.500%     09/25/35         401,028           401,059
Bank of America
  Funding Corp.,
  Ser. 2004-B,
  Class 1A2 (VRN)                                               3.969%     12/20/34         568,585           575,035
Downey Savings &
  Loan Association
  Mortgage Loan Trust,
  Ser. 2004-AR3,
  Class B2 (FRN)                                                6.450%     07/19/44         196,414           198,501
Harborview Mortgage
  Loan Trust,
  Ser. 2004-7,
  Class 2A2 (VRN)                                               3.729%     11/19/34         407,836           407,947
Harborview Mortgage
  Loan Trust,
  Ser. 2004-8,
  Class 2A3 (FRN)                                               5.760%     11/19/34         369,598           370,747
Harborview Mortgage
  Loan Trust,
  Ser. 2005-9,
  Class 2A1A (FRN)                                              5.690%     06/20/35         246,434           247,364
Impac CMB Trust,
  Ser. 2003-5,
  Class M2 (FRN)                                                7.934%     08/25/33          25,311            25,353
Impac CMB Trust,
  Ser. 2003-6,
  Class M (FRN)                                                 6.517%     07/25/33          42,874            42,940
Impac CMB Trust,
  Ser. 2003-7,
  Class M (FRN)                                                 7.825%     08/25/33          19,925            19,953
Impac CMB Trust,
  Ser. 2004-4,
  Class 1M5 (FRN)                                               6.650%     09/25/34          69,477            69,682
Impac CMB Trust,
  Ser. 2004-7,
  Class M5 (FRN)                                                6.750%     11/25/34          56,461            56,491
Impac CMB Trust,
  Ser. 2004-9,
  Class M4 (FRN)                                                6.400%     01/25/35         224,422           224,782
MLCC Mortgage
  Investors, Inc.,
  Ser. 2004-D,
  Class A2 (FRN)                                                5.780%     08/25/29         381,865           382,276
Structured Adjustable
  Rate Mortgage
  Loan Trust,
  Ser. 2005-19XS,
  Class 1A1 (FRN)                                               5.670%     10/25/35         997,938         1,001,853
Structured Asset
  Securities Corp.,
  Ser. 2005-RF1,
  Class A (FRN)                                                 5.700%     03/25/35         627,682           626,014
Structured Asset
  Securities Corp.,
  Ser. 2005-RF3,
  Class A1 (FRN)                                                5.700%     06/25/35       1,252,803         1,254,446
Wachovia Asset
  Securitization, Inc.,
  Ser. 2002-1,
  Class 1A1                                                     6.250%     10/25/33          41,274            40,687
Washington Mutual,
  Inc., Ser. 2005-AR1,
  Class A3 (FRN)                                                5.710%     01/25/45         669,287           672,236
                                                                                                       --------------
Total Mortgage-Backed
  Securities - Private Issuers
  (Cost $8,060,382)                                                                                         8,075,805
                                                                                                       --------------

MORTGAGE-BACKED SECURITIES -
US GOVERNMENT AGENCY OBLIGATIONS -- 0.7%
FHLMC Pool
  #1J1225 (FRN)                                                 5.566%     10/01/35          78,104            78,092
FHLMC Pool
  #781697 (FRN)                                                 2.793%     07/01/34         573,045           564,141
FHLMC Strip,
  Ser. 2004-227,
  Class IO(a)(d)                                                5.000%     12/01/34         562,323           135,111
FHLMC Strip,
  Ser. 2005-232,
  Class IO(a)(d)                                                5.000%     08/01/35          88,793            21,238
FHLMC Strip,
  Ser. 2005-233,
  Class 5(a)(d)                                                 4.500%     09/15/35          92,432            23,345
FHLMC Structured Pass
  Through Securities,
  Ser. 2003-57,
  Class 1A3                                                     7.500%     07/25/43         687,061           715,913
FHLMC,
  Ser. 2004-2882,
  Class HI(a)(d)                                                5.000%     05/15/18          68,478             8,717
FHLMC,
  Ser. 2005-2934,
  Class HI(a)(d)                                                5.000%     02/15/20         150,974            29,369
FHLMC,
  Ser. 2005-2934,
  Class KI(a)(d)                                                5.000%     02/15/20          74,813            14,261
FHLMC,
  Ser. 2005-2967,
  Class JI(a)(d)                                                5.000%     04/15/20          79,758            15,710
FNMA Pool
  #831360                                                       5.500%     03/01/21         658,093           657,997
FNMA Pool
  #849173 (FRN)                                                 5.452%     01/01/36          79,736            79,917
FNMA Pool
  #865792                                                       5.500%     03/01/21         682,397           682,298
FNMA Pool
  #891228 (FRN)                                                 5.576%     05/01/36         284,354           286,639
FNMA Strip,
  Ser. 2005-357,
  Class 2(a)(d)                                                 5.000%     02/01/35         247,528            58,810
FNMA Strip,
  Ser. 2005-360,
  Class 2(a)(d)                                                 5.000%     08/01/35       1,602,664           384,459
FNMA Strip,
  Ser. 2005-365,
  Class 4(a)(d)                                                 5.000%     12/01/35          92,345            21,748
FNMA TBA                                                        5.000%     01/01/22       2,000,000         1,965,624
FNMA TBA                                                        5.500%     01/01/22       3,000,000         2,999,064
FNMA TBA                                                        6.500%     01/01/37       1,000,000         1,018,750
FNMA Whole Loan,
  Ser. 2001-W1,
  Class AF5 (STEP)                                              7.516%     08/25/31           4,103             4,089
FNMA Whole Loan,
  Ser. 2002-W8,
  Class A3                                                      7.500%     06/25/42         749,988           783,059
FNMA, Ser. 2006-10,
  Class FD (FRN)                                                5.700%     03/25/36         308,178           309,015
GNMA, Ser. 2001-65,
  Class PG                                                      6.000%     07/20/28         102,688           102,523
                                                                                                       --------------
Total Mortgage-Backed
  Securities - US Government
  Agency Obligations
  (Cost $11,030,074)                                                                                       10,959,889
                                                                                                       --------------
COMMODITY INDEX-LINKED NOTE -- 0.4%
AIG-FP Private Funding
  (Cayman) Ltd.                                                 5.141%     01/31/08       6,000,000         5,997,613
                                                                                                       --------------
Total Commodity Index-Linked
  Note (Cost $6,000,000)                                                                                    5,997,613
                                                                                                       --------------
CONVERTIBLE BOND -- 0.0%
Dundee - REIT                                                   5.700%     03/31/15         332,000           356,621
                                                                                                       --------------
Total Convertible Bond
  (Cost $317,270)                                                                                             356,621
                                                                                                       --------------
US TREASURY SECURITIES -- 12.9%
US Treasury Inflation-
  Indexed Note                                                  0.875%     04/15/10      10,657,800        10,104,095
US Treasury Inflation-
  Indexed Note                                                  2.000%     01/15/16      76,296,000        73,667,374
US Treasury Inflation-
  Indexed Note@@ @@@                                            2.500%     07/15/16      92,779,584        93,482,668
US Treasury Note@@                                              4.625%     11/15/16      28,349,000        28,162,974
                                                                                                       --------------
Total US Treasury Securities
  (Cost $206,642,230)                                                                                     205,417,111
                                                                                                       --------------

                                                                                           NUMBER
                                                                                         OF SHARES
COMMINGLED INVESTMENT VEHICLES -- 21.0%
EXCHANGE-TRADED FUNDS -- 2.1%
iShares MSCI EAFE Index Fund                                                                202,800        14,857,128
iShares MSCI Emerging Markets Index Fund                                                    144,900        16,543,233
iShares MSCI Republic of South Korea Index Fund                                              40,000         1,976,000
                                                                                                       --------------
                                                                                                           33,376,361
                                                                                                       --------------
PRIVATE INVESTMENT FUNDS -- 18.9%(E)
Convexity Capital Offshore, LP*(a)(b)(c)                                                                   43,768,183
Farallon Capital Institutional Partners, LP*(a)(b)(c)                                                      37,901,635
Freeman Fair Value Fund I, LP*(b)(c)                                                                       58,503,645
Lansdowne UK Equity Fund Ltd.*(a)(b)(c)                                                      73,389        17,880,673
Lone Cascade, LP*(a)(b)(c)                                                                                  5,523,677
Lone Picea, LP, Class B*(a)(b)(c)                                                                           1,810,775
Lone Picea, LP, Class D*(a)(b)(c)                                                                           2,994,822
Lone Redwood, LP*(a)(b)(c)                                                                                 13,881,852
Maverick Fund USA, Ltd.*(a)(b)(c)                                                                          20,608,187
Maverick Fund USA, Ltd., Class C*(a)(b)(c)                                                                  4,029,018
Nomad, Ltd.*(a)(b)(c)                                                                       140,000        15,021,959
OZ Domestic Partners, LP*(a)(b)(c)                                                                         14,461,789
Regiment Capital Ltd.*(a)(b)(c)                                                              45,152         7,707,003
Tosca*(a)(b)(c)                                                                             153,727        17,920,204
Value Realization Fund, LP (The)*(b)(c)                                                                    40,688,792
                                                                                                       --------------
                                                                                                          302,702,214
                                                                                                       --------------
Total Commingled Investment Vehicles
  (Cost $242,247,475)                                                                                     336,078,575
                                                                                                       --------------
PREFERRED STOCKS -- 0.1%
Anglo Platinum Ltd., 6.38% (South Africa)                                                     5,456           230,598
Cia Vale do Rio Doce (Brazil)                                                                33,868           851,317
Hyundai Motor Co. Ltd (South Korea)*                                                         14,200           576,891
                                                                                                       --------------
Total Preferred Stocks
  (Cost $1,183,933)                                                                                         1,658,806
                                                                                                       --------------

                                                                                         NUMBER OF
                                                                                         CONTRACTS
PURCHASED OPTIONS -- 0.1%
Novastar Financial, Inc.
March 2007 Put, Strike 30.00, Expiring 3/17/07*                                               5,300            25,440
OTC Put, Strike 80.00, Expiring 1/18/08*(b)                                                 305,115         1,479,808
S&P 500 Index January 2007 Put, Strike 1,350.00, Expiring 1/20/07*                           96,400           173,170
                                                                                                       --------------
Total Purchased Options
  (Cost $2,387,252)                                                                                         1,678,418
                                                                                                       --------------
WARRANTS -- 0.0%
Bank Pan Indonesia Tbk-Warrants, Expiring 7/10/2009 (Indonesia)*                          1,823,341            43,589
Multi-Purpose Holdings Berhad Warrants, Expiring 2/26/2009 (Malaysia)*                       18,100             2,565
                                                                                                       --------------
Total Warrants
  (Cost $17,053)                                                                                               46,154
                                                                                                       --------------
                                                               INTEREST    MATURITY     PRINCIPAL
                                                                 RATE        DATE         AMOUNT
SHORT-TERM INVESTMENTS -- 28.2%

REPURCHASE AGREEMENTS -- 1.4%
Investors Bank & Trust Co. Repurchase Agreement
  issued 12/29/06 (proceeds at maturity $18,873,863)
  (Collateralized by a $19,921,761 FNMA, 4.383%,
  due 05/01/35 with a market value, including
  accrued interest, of $19,809,853)                             3.500%     01/02/07    $ 18,866,526        18,866,526
Morgan Stanley Repurchase Agreement issued 12/27/06
  (proceeds at maturity $4,404,526)
  (Collateralized by a $5,300,000 FNMA, 6.00%,
  due 12/1/35 with a market value, including accrued
  interest, of $4,492,527)                                      5.290%     01/03/07       4,400,000         4,400,000
                                                                                                       --------------
Total Repurchase Agreements
  (Cost $23,266,526)                                                                                       23,266,526
                                                                                                       --------------
US TREASURY SECURITIES -- 26.8%
US Treasury Bill++                                                         02/01/07         700,000           697,355
US Treasury Bill++                                                         02/01/07       2,000,000         1,992,444
US Treasury Bill++                                                         03/01/07      41,350,000        41,032,846
US Treasury Bill++                                                         04/26/07      10,000,000         9,846,760
US Treasury Bill++                                                         04/26/07      15,000,000        14,770,140
US Treasury Bill++                                                         04/26/07      51,000,000        50,218,476
US Treasury Bill@@@++                                                      04/26/07      25,000,000        24,616,900
US Treasury Bill++                                                         05/03/07      18,000,000        17,706,780
US Treasury Bill++                                                         05/03/07      25,000,000        24,592,750
US Treasury Bill++                                                         05/10/07       8,000,000         7,862,272
US Treasury Bill++                                                         05/17/07      10,000,000         9,818,390
US Treasury Bill++                                                         05/24/07      16,000,000        15,694,192
US Treasury Bill++                                                         05/24/07      24,000,000        23,541,288
US Treasury Bill++                                                         06/14/07      40,000,000        39,122,480
US Treasury Bill++                                                         06/14/07      25,000,000        24,451,550
US Treasury Bill++                                                         06/14/07      25,000,000        24,451,550
US Treasury Bill++                                                         06/21/07     100,000,000        97,700,700
                                                                                                       --------------
Total US Treasury Securities
  (Cost $427,960,389)                                                                                     428,116,873
                                                                                                       --------------
Total Short-Term Investments
  (Cost $451,226,915)                                                                                     451,383,399
                                                                                                       --------------
Total Investments -- 101.3%
  (Cost $1,355,748,985)                                                                                 1,620,313,861

Liabilities in Excess of Other Assets-- (1.3%)                                                            (20,731,244)
                                                                                                       --------------
Net Assets-- 100.0%                                                                                    $1,599,582,617
                                                                                                       ==============

                                                                                           NUMBER
                                                                                         OF SHARES
SECURITIES SOLD SHORT -- (2.6%)

EXCHANGE-TRADED FUNDS -- (2.1%)
iShares Cohen & Steers Realty Majors Index Fund                                             150,000    $  (15,063,000)
iShares Dow Jones US Real Estate Index Fund                                                 100,000        (8,383,000)
Energy Select Sector SPDR Fund                                                              159,800        (9,369,074)
                                                                                                       --------------
                                                                                                          (32,815,074)
                                                                                                       --------------
COMMON STOCKS -- (0.0%)

FINANCIAL SERVICES -- (0.0%)
Friedman Billings Ramsey Group, Inc., Class A                                                18,300          (146,400)
St. Joe Co. (The)                                                                             5,300          (283,921)
                                                                                                       --------------
                                                                                                             (430,321)
                                                                                                       --------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- (0.5%)
Affordable Residential Community                                                             20,700          (241,155)
Brandywine Realty Trust                                                                      12,800          (425,600)
CBL & Associates Properties                                                                   5,800          (251,430)
Cogdell Spencer, Inc.                                                                        15,700          (337,550)
Duke Realty Corp.                                                                             8,100          (331,290)
Eagle Hospitality Properties Trust, Inc.                                                      4,700           (43,146)
Education Realty Trust, Inc.                                                                 12,700          (187,579)
Equity Inns, Inc.                                                                            12,800          (204,288)
Extra Space Storage, Inc.                                                                     3,100           (56,606)
Feldman Mall Properties, Inc.                                                                 4,400           (55,000)
Franklin Street Properties                                                                   19,800          (416,790)
Getty Realty Corp.                                                                            1,400           (43,260)
HRPT Properties Trust                                                                        35,600          (439,660)
Hersha Hospitality Trust                                                                     32,200          (365,148)
Hospitalities Properties Trust                                                                4,200          (199,626)
Inland Real Estate Corp.                                                                     33,900          (634,608)
Kindred Healthcare, Inc.                                                                      5,700          (143,925)
Mack-Cali Realty Corp.                                                                        8,100          (413,100)
Medical Properties Trust, Inc.                                                               14,900          (227,970)
Novastar Financial, Inc.                                                                      5,300          (141,245)
Opteum, Inc. - Class A                                                                       30,000          (228,000)
Post Properties, Inc.                                                                         8,300          (379,310)
Public Storage, Inc.                                                                          4,700          (458,250)
Regency Centers Corp.                                                                         4,900          (383,033)
Senior Housing Properties Trust                                                              18,800          (460,224)
Ventas, Inc.                                                                                  7,500          (317,400)
Winston Hotels, Inc.                                                                         17,800          (235,850)
                                                                                                       --------------
                                                                                                           (7,621,043)
                                                                                                       --------------
RIGHTS -- (0.0%)
Affordable Residential Community Rights, Expiring 1/23/07 (b)                                20,700           (18,284)
                                                                                                       --------------
Total Securities Sold Short (Proceeds received $37,850,260)                                            $  (40,884,722)
                                                                                                       ==============

ADR         American Depositary Receipt
EAFE        Europe, Australasia, and Far East
FHLMC       Freddie Mac
FNMA        Fannie Mae
FRN         Floating Rate Note. Rate disclosed represents rate as of
            December 31, 2006.
GDR         Global Depositary Receipt
GNMA        Ginnie Mae
INS RECP    Institutional Receipt
JSE         Johannesburg Stock Exchange
LSE         London Stock Exchange
MSCI        Morgan Stanley Capital International
MSE         Milan Stock Exchange
NV          Naamloze Vennootschap
NVDR        Non-Voting Depositary Receipt
NYSE        New York Stock Exchange
PSE         Paris Stock Exchange
SCA         Sociedad en Comandita por Acciones
SPADR       Sponsored ADR
STEP        A bond that pays an initial coupon rate for the first period, and a higher coupon rate for the following periods.
TBA         To be Announced
TSE         Toronto Stock Exchange
UNIT        A security with an attachment to buy shares, bonds, or other types of securities at a specific price before a predetermined date.
VRN         Variable Rate Note. Rate disclosed represents rate as of
            December 31, 2006.
VVPR        Verminderde Voorheffing Precompte Reduit (France dividend coupon)
(a)         Illiquid security.
(b)         Security is valued in good faith under procedures established by the board of directors. The aggregate amount of securities fair valued amounts to $304,218,117, which represents 19.02% of the fund's net assets.
(c)         Restricted Securities. The following restricted securities were held by the fund as of December 31, 2006, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. All of the below securities are illiquid, with the exception of Freeman Fair Value Fund I, LP and The Value Realization
            Fund, LP which TIP's board of directors deemed to be liquid (The
            Value Realization Fund, LP has been deemed 10% illiquid). The valuation committee has determined the partnership interest in Freeman Fair Value Fund I, LP to be liquid based on the ability to redeem the private investment fund interest upon seven days' notice and payment of a 0.25% redemption fee. The TIP board of directors duly ratified the liquidity determination and agreed to fair value the private investment fund at 99.75% of its stated market value to take into account this potential redemption fee. The below list does not include securities eligible for resale without registration under Rule 144A of the Securities Act of 1933. These securities may also be deemed to be restricted.

INVESTMENT                                          DATE OF ACQUISITION         COST           VALUE +
Bell Aliant Regional Communications Income Fund           7/11/06           $    46,436     $     36,095
Convexity Capital Offshore, LP                            2/16/06            42,000,000       43,768,183
Farallon Capital Institutional Partners, LP          04/01/95-11/01/05       17,746,138       37,901,635
Freeman Fair Value Fund I, LP                        10/01/04-07/01/05       50,000,000       58,503,645
Lansdowne UK Equity Fund Ltd.                             6/1/06             16,000,000       17,880,673
Lone Cascade, LP                                          1/3/06              4,473,000        5,523,677
Lone Picea, LP, Class B                                   1/3/05              1,617,000        1,810,775
Lone Picea, LP, Class D                              01/02/03-01/02/04        2,279,000        2,994,822
Lone Redwood, LP                                         12/29/98             3,154,356       13,881,852
Maverick Fund USA Ltd.                               12/31/02-09/01/04       17,000,000       20,608,187
Maverick Fund USA Ltd., Class C                           1/3/06              3,000,000        4,029,018
Nomad Ltd. Partnership                                    10/2/06            14,000,000       15,021,959
OZ Domestic Partners, LP                             12/31/01-09/30/03        9,000,000       14,461,789
Regiment Capital Ltd.                                     6/30/03             6,000,000        7,707,003
Tosca                                                12/30/03-7/30/04        11,000,000       17,920,204
Value Realization Fund, LP (The)                     12/31/97-04/03/06       23,797,936       40,688,792
                                                                                            ------------
Total                                                                                       $302,738,309
                                                                                            ============

(d)         Interest Only security.
(e)         Portfolio holdings information of the Private Investment Funds is not available as of December 31, 2006. These positions are therefore grouped into their own industry classification.
*           Non-income producing security.
#           A tracking stock is a common stock issued by a parent company that tracks the performance of a particular division without having claim on the assets of the division or the parent company. Also known as a
            "designer stock".
@           A Sponsored ADR is an American Depositary Receipt that is issued through the cooperation of the company whose stock will be the underlying asset.
@@          Security or a portion thereof is pledged as collateral for reverse repurchase agreements.
@@@         Security or a portion thereof is pledged as initial margin for financial futures and pledged as collateral for short sales.
+           See Note 2 to the Financial Statements.
++          Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

                                                                            NUMBER
WRITTEN OPTION CONTRACTS                                                 OF CONTRACTS         PREMIUMS
Outstanding at beginning of year                                               330            $ 43,778
Options Written During the Year                                                837             204,947
Options Cancelled in Closing Transactions                                   (1,167)           (248,725)
                                                                            ------            --------
Outstanding at end of year                                                      --            $     --
                                                                            ======            ========

FINANCIAL FUTURES CONTRACTS

                                                          NOTIONAL                           UNREALIZED
NUMBER OF                                                   COST/           NOTIONAL        APPRECIATION/
CONTRACTS     TYPE                                       (PROCEEDS)          VALUE +       (DEPRECIATION)
              Long Financial Futures Contracts
    37        March 2007 10-Year US Treasury Note       $  4,017,688      $  3,976,344      $   (41,344)
   160        March 2007 10-Year US Treasury Note         17,441,250        17,195,000         (246,250)
    71        March 2007 Australian Dollar                 5,567,110         5,584,860           17,750
   274        March 2007 British Pounds                   33,690,419        33,517,050         (173,369)
   246        March 2007 CAC40                            17,829,087        18,104,089          275,002
   130        March 2007 Canadian Dollar                  11,313,900        11,182,600         (131,300)
   106        March 2007 DAX Index                        22,828,902        23,246,646          417,744
   377        March 2007 Euro FX GLBX                     62,492,463        62,374,650         (117,813)
   373        March 2007 FTSE 100 Index                   45,089,863        45,377,854          287,991
   591        March 2007 Japanese Yen                     64,012,688        62,675,550       (1,337,138)
    45        March 2007 MIB Index                        12,227,447        12,388,552          161,105
   494        March 2007 MSCI Pan Euro                    15,625,490        15,869,726          244,236
   422        March 2007 S&P 500 Index                   150,339,074       150,696,200          357,126
   149        March 2007 Swiss Franc                      15,568,638        15,373,075         (195,563)
   301        March 2007 Topix Index                      40,709,245        42,501,993        1,792,748
   143        March 2007 TSE 60 Index                     18,330,236        18,353,940           23,704
     1        March 2007 US Long Bond                        113,604           111,438           (2,166)
    82        June 2007 90-Day Eurodollar                 19,500,892        19,427,850          (73,042)
    24        December 2007 90-Day Eurodollar              5,700,042         5,703,000            2,958
                                                                                            -----------
                                                                                              1,262,379
                                                                                            -----------

              Short Financial Futures Contracts
     3        March 2007 90-Day Eurodollar                  (714,952)         (710,100)           4,852
    12        March 2007 2-Year US Treasury Note          (2,456,326)       (2,448,375)           7,951
    31        March 2007 5-Year US Treasury Note          (3,278,891)       (3,256,938)          21,953
     3        September 2007 90-Day Eurodollar              (713,040)         (711,863)           1,177
     1        March 2008 90-Day Eurodollar                  (239,422)         (237,775)           1,647
    86        June 2008 90-Day Eurodollar                (20,453,096)      (20,454,025)            (929)
     1        September 2008 90-Day Eurodollar              (239,184)         (237,875)           1,309
    26        December 2008 90-Day Eurodollar             (6,174,955)       (6,184,425)          (9,470)
     1        March 2009 90-Day Eurodollar                  (238,947)         (237,850)           1,097
     1        June 2009 90-Day Eurodollar                   (238,822)         (237,775)           1,047
    18        September 2009 90-Day Eurodollar            (4,287,192)       (4,278,600)           8,592
    18        December 2009 90-Day Eurodollar             (4,285,342)       (4,276,800)           8,542
    17        March 2010 90-Day Eurodollar                (4,046,157)       (4,038,138)           8,019
    17        June 2010 90-Day Eurodollar                 (4,045,307)       (4,036,863)           8,444
                                                                                            -----------
                                                                                                 64,231
                                                                                            -----------
                                                                                            $ 1,326,610
                                                                                            ===========

FORWARD CURRENCY CONTRACTS

                                                                            IN EXCHANGE     UNREALIZED
DESCRIPTION                                                                     FOR        DEPRECIATION
Sell Contracts
(pound)2,667,500    Great British Pounds Settling on 1/31/07                 $5,099,213     $(122,412)
                                                                                            =========

+     See Note 3 to the Financial Statements.

See accompanying Notes to Financial Statements.

TIFF INTERNATIONAL EQUITY FUND / SCHEDULE OF INVESTMENTS       DECEMBER 31, 2006

                                                                                           NUMBER
                                                                                         OF SHARES        VALUE +
COMMON STOCKS -- 76.3%

AUSTRALIA -- 4.2%
Alumina Ltd.                                                                                 94,000    $      466,920
Amcor Ltd.                                                                                  197,420         1,128,772
Australia and New Zealand Banking Group Ltd.                                                 36,568           810,051
Caltex Australia Ltd.                                                                        38,300           693,805
Coles Group Ltd.                                                                             86,675           955,328
Foster's Group Ltd.                                                                         381,152         2,075,244
National Australia Bank Ltd.                                                                 83,531         2,654,065
Santos Ltd.                                                                                  94,965           738,776
Telstra Corp. Ltd.                                                                          475,967         1,553,795
Telstra Corp. Ltd. - INS RECP*                                                              281,504           596,861
Wesfarmers Ltd.                                                                              29,460           869,735
                                                                                                       --------------
                                                                                                           12,543,352
                                                                                                       --------------
BELGIUM -- 0.6%
Fortis                                                                                       44,680         1,897,690
                                                                                                       --------------
BRAZIL -- 0.1%
CPFL Energia SA                                                                              32,800           448,282
                                                                                                       --------------
CANADA -- 1.6%
Abitibi-Consolidated Inc.                                                                    49,000           125,900
Ace Aviation Holdings, Inc., Class A*                                                         9,900           321,493
Alcan, Inc.                                                                                   7,500           365,945
BCE, Inc.                                                                                     7,137           192,577
Bell Aliant Regional Communication Income Fund(a)(b)(c)                                         565            13,090
Bombardier, Inc., Class B*                                                                  335,900         1,140,161
Fraser Papers, Inc.*                                                                         10,800            57,448
Imperial Oil Ltd.                                                                            23,916           882,284
Nortel Networks Corp.*                                                                        6,962           187,137
Novelis, Inc.                                                                                 1,500            42,008
Onex Corp.                                                                                    5,300           129,118
Rogers Communications, Inc., Class B                                                         41,600         1,240,457
                                                                                                       --------------
                                                                                                            4,697,618
                                                                                                       --------------
CHINA -- 0.6%
China Shipping Development Co. Ltd.                                                         402,000           615,400
China Telecom Corp. Ltd.                                                                  1,586,000           863,316
Tsingtao Brewery Co., Ltd.                                                                  145,000           244,248
                                                                                                       --------------
                                                                                                            1,722,964
                                                                                                       --------------
DENMARK -- 0.7%
Coloplast A/S, Class B                                                                        5,200           469,890
Vestas Wind Systems A/S*                                                                     16,866           707,205
William Demant Holding*                                                                      11,000           890,655
                                                                                                       --------------
                                                                                                            2,067,750
                                                                                                       --------------
FINLAND -- 1.4%
Metso Oyj                                                                                    28,400         1,426,259
Sampo Oyj, Class A                                                                           42,800         1,140,495
Tietoenator Oyj                                                                              12,220           392,431
UPM-Kymmene Oyj                                                                              51,568         1,294,849
                                                                                                       --------------
                                                                                                            4,254,034
                                                                                                       --------------
FRANCE -- 6.4%
Alcatel-Lucent                                                                               36,000           515,450
Atos Origin SA*                                                                               4,400           260,172
AXA SA                                                                                       23,900           962,675
BNP Paribas                                                                                   8,698           943,781
Carrefour SA                                                                                 30,495         1,846,877
Compagnie de Saint-Gobain                                                                    32,640         2,738,302
France Telecom SA                                                                            58,071         1,597,549
Groupe Danone                                                                                 4,800           726,274
Renault SA                                                                                   21,003         2,518,859
Sanofi-Aventis                                                                                9,076           834,862
SCOR                                                                                        229,520           676,432
Societe Generale, Class A                                                                    13,471         2,276,781
Suez SA, Strip VVPR - PSE Shares*(a)                                                          6,948                92
Thales SA                                                                                    10,000           497,452
Total SA                                                                                     34,681         2,498,170
                                                                                                       --------------
                                                                                                           18,893,728
                                                                                                       --------------
GERMANY -- 3.3%
BASF AG                                                                                       9,100           884,747
Bayer AG                                                                                     40,153         2,151,889
Bayerische Motoren Werke AG                                                                  10,200           583,221
DaimlerChrysler AG                                                                           13,200           814,215
Deutsche Post AG                                                                             13,600           409,341
Deutsche Telekom AG                                                                          14,656           267,365
E.ON AG                                                                                       6,100           826,727
Fresenius Medical Care AG & Co.                                                               3,400           451,290
Fresenius Medical Care AG & Co. - ADR@                                                       15,780           701,105
RWE AG                                                                                       24,613         2,708,602
                                                                                                       --------------
                                                                                                            9,798,502
                                                                                                       --------------
HONG KONG -- 2.4%
Asia Satellite Telecommunications Holdings Ltd.                                              15,000            27,069
First Pacific Co.                                                                           684,000           354,867
Henderson Land Development Co.                                                              108,000           600,843
Hong Kong & Shanghai Hotels Ltd. (The)                                                      221,914           374,264
Hong Kong Aircraft Engineering Co. Ltd.                                                      44,200           603,415
Hong Kong Electric Holdings Ltd.                                                            241,000         1,177,120
i-CABLE Communications Ltd.                                                                 491,000           114,543
New World Development Ltd.                                                                  735,907         1,475,954
Next Media Ltd.                                                                             300,000           111,869
Silver Grant International Ltd.                                                             164,000            43,124
SmarTone Telecommunications Holdings Ltd.                                                   202,478           210,138
Television Broadcasts Ltd.                                                                   89,000           543,862
Wharf Holdings Ltd.                                                                         286,571         1,055,966
Wheelock & Co. Ltd.                                                                         155,000           293,776
                                                                                                       --------------
                                                                                                            6,986,810
                                                                                                       --------------
INDONESIA -- 0.4%
Bank Pan Indonesia Tbk PT*                                                                6,334,902           408,544
Bank Permata Tbk PT*(a)                                                                       5,572               539
Citra Marga Nusaphala Persada Tbk PT                                                        343,000            62,929
Gundang Garam Tbk PT                                                                        114,000           129,293
Indofood Sukses Makmur Tbk PT                                                             1,067,000           160,166
Matahari Putra Prima Tbk PT                                                               1,059,500            94,246
Mulia Industrindo Tbk PT*                                                                   415,000             7,152
Semen Gresik Persero Tbk PT                                                                 109,000           439,951
                                                                                                       --------------
                                                                                                            1,302,820
                                                                                                       --------------
IRELAND -- 0.3%
Blackrock International Land plc*                                                            72,300            49,583
Fyffes plc                                                                                   78,300           183,750
Independent News & Media plc                                                                196,740           778,397
                                                                                                       --------------
                                                                                                            1,011,730
                                                                                                       --------------
ISRAEL -- 0.1%
Bank Hapoalim B.M.                                                                           75,452           353,202
                                                                                                       --------------
ITALY -- 3.5%
Banca Intesa SpA                                                                            389,191         2,994,186
Banca Monte dei Paschi di Siena SpA                                                          35,200           227,646
Banca Popolare Italiana*                                                                     19,723           280,248
Fiat SpA*                                                                                    90,600         1,719,994
Luxottica Group SpA - ADR@                                                                   28,400           871,028
Natuzzi SpA - ADR*@                                                                           6,600            56,166
Saipem SpA                                                                                   45,600         1,187,037
Seat Pagine Gaille                                                                          722,000           429,060
UniCredito Italiano SpA - MSE Shares                                                        296,390         2,587,974
                                                                                                       --------------
                                                                                                           10,353,339
                                                                                                       --------------
JAPAN -- 13.8%
Ajinomoto Co., Inc.                                                                          29,000           383,709
Alfresa Holdings Corp.                                                                        4,400           265,715
Astellas Pharma, Inc.                                                                        13,300           604,995
Bank of Fukuoka Ltd. (The)                                                                   47,000           342,823
Bank of Yokohama Ltd. (The)                                                                  43,000           336,831
Bridgestone Corp.                                                                            14,000           312,791
Canon, Inc.                                                                                  48,750         2,757,611
Chiba Bank Ltd. (The)                                                                        31,000           262,057
Dai Nippon Printing Co. Ltd.                                                                 25,000           386,079
Dai-Dan Co. Ltd.                                                                             27,000           151,441
Daifuku Co. Ltd.                                                                              7,000           110,137
East Japan Railway Co.                                                                          122           812,628
Ebara Corp.                                                                                  56,000           214,671
FamilyMart Co. Ltd.                                                                          18,000           490,078
FUJIFILM Holdings Corp.                                                                      17,000           700,804
Fujitsu Frontech Ltd.                                                                         8,500            66,617
Hitachi Ltd.                                                                                139,000           866,874
Inabata & Co. Ltd.                                                                           10,000            77,673
Isetan Co. Ltd.                                                                               9,000           161,723
JS Group Corp.                                                                               19,000           400,013
Kao Corp.                                                                                    73,000         1,961,733
Kawasaki Heavy Industries Ltd.                                                              109,000           409,590
KDDI Corp.                                                                                      309         2,094,720
Kinden Corp.                                                                                 18,000           145,044
Kirin Brewery Co. Ltd.                                                                       53,000           832,793
Matsushita Electric Industrial                                                                9,000           180,786
Matsushita Electric Works Ltd.                                                               42,772           495,833
Millea Holdings, Inc.                                                                        18,500           649,437
Mitsubishi Corp.                                                                             17,000           318,662
Mitsubishi UFJ Financial Group, Inc.                                                             26           323,102
Mizuho Financial Group, Inc.                                                                     90           642,946
Namco Bandai Holdings, Inc.                                                                  30,000           439,813
NEC Corp.                                                                                    57,000           272,930
NGK Insulators Ltd.                                                                           5,000            77,260
Nintendo Co. Ltd.                                                                             1,900           491,982
Nippon Meat Packers, Inc.                                                                    27,000           294,776
Nippon Mining Holdings, Inc.                                                                  7,000            50,308
Nippon Oil Corp.                                                                             43,000           287,938
Nippon Suisan Kaisha Ltd.                                                                    58,000           339,650
Nisshinbo Industries, Inc.                                                                   12,000           124,338
Noritake Co. Ltd.                                                                            14,000            70,428
NTT Corp.                                                                                       191           942,703
NTT DoCoMo, Inc.                                                                                350           552,869
Onward Kashiyama Co. Ltd.                                                                    20,000           255,090
Promise Co. Ltd.                                                                              6,550           202,175
Ricoh Co. Ltd.                                                                               18,000           367,655
Ryosan Co. Ltd.                                                                               8,000           199,875
Sankyo Co. Ltd.                                                                               6,400           354,302
Sankyo Seiko Co. Ltd.                                                                         9,000            35,804
Secom Co. Ltd.                                                                               11,500           596,280
Sekisui House Ltd.                                                                           34,000           492,781
Seven & I Holdings Co. Ltd.                                                                  14,360           446,534
Shimizu Corp.                                                                                32,000           160,007
Shiseido Co. Ltd.                                                                            18,000           388,602
Sompo Japan Insurance, Inc.                                                                  31,000           379,097
Sony Corp.                                                                                   12,900           552,337
Sumitomo Electric Industries Ltd.                                                            27,000           421,981
Sumitomo Forestry Co. Ltd.                                                                   38,000           412,056
Sumitomo Metal Mining Co. Ltd.                                                               28,000           359,165
Sumitomo Mitsui Financial Group, Inc.                                                            92           937,382
Sumitomo Trust & Banking Co. Ltd.                                                            56,000           583,230
Sumitomo Wiring Systems Ltd.                                                                 10,000           201,752
Taiyo Nippon Sanso Corp.                                                                     69,000           621,630
Takeda Pharmaceutical Co. Ltd.                                                               43,700         2,998,996
Tanabe Seiyaku Co. Ltd.                                                                      30,000           391,742
TDK Corp.                                                                                     5,100           405,580
Tokyo Electric Power Co., Inc. (The)                                                         19,800           640,147
Tokyo Gas Co. Ltd.                                                                          154,000           818,244
Tokyo Ohka Kogyo Co. Ltd.                                                                     8,900           248,214
Toppan Forms Co. Ltd.                                                                        18,700           260,687
Toyo Seikan Kaisha Ltd.                                                                      11,000           182,187
Toyota Motor Corp.                                                                           45,100         2,954,589
West Japan Railway Co.                                                                          318         1,359,713
Yamaha Motor Co. Ltd.                                                                         6,000           188,645
Yamatake Corp.                                                                                9,500           210,925
Yamato Holdings Co. Ltd.                                                                     23,000           353,765
                                                                                                       --------------
                                                                                                           40,686,080
                                                                                                       --------------
MALAYSIA -- 1.1%
British American Tobacco Malaysia Berhad                                                     19,000           232,715
Bumiputra-Commerce Holdings Berhad                                                          270,599           593,429
Carlsberg Brewery Malaysia Berhad                                                            78,000           112,637
Kumpulan Guthrie Berhad                                                                     101,000           131,648
Malaysian Airlines System Berhad*                                                            54,000            71,484
Maxis Communications Berhad                                                                 175,700           507,909
MISC Berhad                                                                                 245,200           618,307
Multi-Purpose Holdings Berhad*                                                              204,000            76,323
Resorts World Berhad                                                                        169,000           698,548
Telekom Malaysia Berhad                                                                      82,000           226,433
                                                                                                       --------------
                                                                                                            3,269,433
                                                                                                       --------------
MEXICO -- 0.3%
America Movil SA de CV, Series L - ADR@                                                       2,400           108,528
Grupo Televisa SA - ADR@                                                                     21,900           591,519
Telefonos de Mexico SA de CV, Series L - ADR@                                                 1,600            45,184
                                                                                                       --------------
                                                                                                              745,231
                                                                                                       --------------
NETHERLANDS -- 4.6%
Heineken NV                                                                                  18,450           875,732
ING Groep NV                                                                                 53,566         2,371,347
Koninklijke (Royal) KNP NV                                                                   49,450           700,289
Koninklijke (Royal) Philips Electronics NV                                                   23,782           895,569
Koninklijke Boskalis Westminister NV                                                          6,180           611,060
Mittal Steel Co. NV                                                                          33,195         1,392,361
Reed Elsevier NV                                                                             87,502         1,490,362
Royal Dutch Shell plc, Class A                                                              100,250         3,532,241
Royal Dutch Shell plc, Class B                                                               36,491         1,287,446
Wolters Kluwer NV                                                                            11,219           322,270
                                                                                                       --------------
                                                                                                           13,478,677
                                                                                                       --------------
NEW ZEALAND -- 0.5%
PGG Wrightson Ltd.                                                                          164,038           189,459
Telecom Corp. of New Zealand Ltd.                                                           342,482         1,162,655
                                                                                                       --------------
                                                                                                            1,352,114
                                                                                                       --------------
NORWAY -- 0.3%
DNB NOR ASA                                                                                  37,100           527,128
Statoil ASA                                                                                  11,400           300,976
                                                                                                       --------------
                                                                                                              828,104
                                                                                                       --------------
PANAMA -- 0.2%
Banco Latinoamericano de Exportaciones, S.A.                                                 33,100           561,376
                                                                                                       --------------
PHILIPPINES (THE) -- 1.1%
ABS- CBN Broadcasting Corp.*                                                                518,800           213,943
Ayala Corp.                                                                                 142,640         1,717,509
Banco de Oro Universal Bank*                                                                 93,400            87,681
Globe Telecom, Inc.                                                                          41,250         1,038,865
Jollibee Foods Corp.                                                                        252,000           215,885
                                                                                                       --------------
                                                                                                            3,273,883
                                                                                                       --------------
RUSSIA -- 0.1%
LUKOIL - ADR@                                                                                 4,300           378,185
                                                                                                       --------------
SINGAPORE -- 2.3%
BIL International Ltd.                                                                      433,000           473,993
Great Eastern Holdings Ltd.                                                                  54,000           598,318
Jardine Matheson Holdings Ltd.                                                              115,020         2,461,428
Jardine Strategic Holdings Ltd. - SSE Shares                                                123,312         1,640,050
Mandarin Oriental International Ltd.                                                         88,881           148,431
Oversea-Chinese Banking Corp.                                                               196,000           981,395
Stats Chippac Ltd.*                                                                         242,000           183,369
United Industrial Corp. Ltd.                                                                142,000           193,403
Yellow Pages Singapore Ltd.                                                                  46,000            35,061
                                                                                                       --------------
                                                                                                            6,715,448
                                                                                                       --------------
SOUTH AFRICA -- 1.4%
Anglo Platinum Ltd.                                                                           2,800           339,235
City Lodge Hotels Ltd.                                                                        7,408            70,228
FirstRand Ltd.                                                                              146,916           461,855
Gold Fields Ltd.                                                                              6,886           128,857
JD Group Ltd.                                                                                 9,926           112,112
Nedbank Group Ltd.                                                                           30,044           567,285
New Clicks Holdings Ltd.                                                                     33,000            50,482
RMB Holdings Ltd.                                                                           165,000           780,454
Standard Bank Group Ltd.                                                                     56,660           760,094
Sun International Ltd.                                                                       49,038           827,497
                                                                                                       --------------
                                                                                                            4,098,099
                                                                                                       --------------
SOUTH KOREA -- 0.4%
Daelim Industrial Co., Ltd.*                                                                  5,443           443,152
Hyundai Motor Co.*                                                                              950            68,991
Kookmin Bank*                                                                                 1,200            96,720
Korea Electric Power Corp.*                                                                     950            43,378
Korea Gas Corp.*                                                                             11,070           490,978
POSCO                                                                                           200            66,253
Samsung Electronics Co., Ltd.                                                                   170           111,338
                                                                                                       --------------
                                                                                                            1,320,810
                                                                                                       --------------
SPAIN -- 4.4%
Acciona SA                                                                                    8,200         1,520,403
Acerinox SA                                                                                  46,300         1,401,903
Banco Popular Espanol SA                                                                     52,500           948,678
Banco Santander Central Hispano SA                                                          153,205         2,847,332
Iberdrola SA                                                                                 39,342         1,708,241
Prosegur, Compania de Seguridad SA                                                            6,700           217,713
Sogecable SA*                                                                                 5,441           193,690
Telefonica SA                                                                               186,709         3,958,022
Viscofan SA                                                                                   9,950           187,062
                                                                                                       --------------
                                                                                                           12,983,044
                                                                                                       --------------
SWEDEN -- 1.2%
Assa Abloy AB                                                                                30,700           666,322
Ericsson, Class B                                                                           227,820           918,449
Hoganas AB, Class B                                                                           8,900           233,533
Svenska Cellulosa AB (SCA)                                                                   13,300           692,900
Svenska Handelsbanken, Class A                                                               30,600           922,966
                                                                                                       --------------
                                                                                                            3,434,170
                                                                                                       --------------
SWITZERLAND -- 1.8%
Adecco SA                                                                                    10,300           699,627
Compagnie Financiere Richemonte AG (UNIT)                                                    19,700         1,142,173
Geberit AG                                                                                      400           615,187
Logitech International SA*                                                                   22,100           633,247
Novartis AG                                                                                  15,180           870,777
Phonak Holding AG                                                                             2,100           166,684
PubliGroupe SA                                                                                  510           179,489
Roche Holding AG                                                                              4,900           875,133
                                                                                                       --------------
                                                                                                            5,182,317
                                                                                                       --------------
TAIWAN -- 0.5%
Asustek Computer, Inc. - GDR                                                                249,531           660,643
Chunghwa Telecom Co. Ltd. - ADR@                                                             28,254           557,451
Taiwan Semiconductor Manufacturing Co. Ltd.                                                 117,000           242,628
                                                                                                       --------------
                                                                                                            1,460,722
                                                                                                       --------------
THAILAND -- 1.0%
Advanced Info Service PCL                                                                   419,200           900,357
GMM Grammy PCL                                                                              132,000            25,925
Kasikornbank PCL                                                                            163,000           279,610
Matichon PCL                                                                                330,000            69,834
MBK PCL                                                                                      89,000           141,563
Post Publishing PCL                                                                         240,000            13,278
Siam Cement PCL                                                                              64,000           446,935
Siam Cement PCL - NVDR*                                                                      94,800           632,046
Thai Union Frozen Products PCL - NVDR*                                                      388,339           267,796
Thanachart Capital PCL                                                                      178,000            68,443
                                                                                                       --------------
                                                                                                            2,845,787
                                                                                                       --------------
TURKEY -- 0.1%
Akbank TAS                                                                                   67,429           407,774
                                                                                                       --------------
UNITED KINGDOM -- 15.5%
Alliance Boots plc                                                                          103,069         1,685,464
Amvescap plc                                                                                 70,100           814,609
Anglo American plc - ADR@                                                                    27,462           670,347
Arriva plc                                                                                   68,482         1,017,432
Aviva plc                                                                                    55,611           892,454
BAE Systems plc                                                                             170,000         1,409,258
Barclays plc                                                                                 78,200         1,113,015
BG Group plc                                                                                147,669         2,012,400
BP plc                                                                                      270,499         3,020,807
BT Group plc                                                                                 60,000           353,165
Bunzl plc                                                                                    13,767           168,064
Cable & Wireless plc                                                                        319,300           983,157
Capita Group plc                                                                             90,450         1,074,252
Carnival plc                                                                                 13,856           699,237
Compass Group plc                                                                           140,352           794,604
Devro plc                                                                                    63,600           151,666
Diageo plc                                                                                   52,404         1,028,043
Enodis plc                                                                                  146,400           569,544
Enterprise Inns plc                                                                          27,300           721,248
GKN plc                                                                                     139,199           753,217
GlaxoSmithKline plc                                                                         120,263         3,168,392
Hanson plc                                                                                   67,850         1,020,577
Hays plc                                                                                    137,800           426,857
HBOS plc                                                                                    122,519         2,709,279
Homeserve plc                                                                                 2,100            77,472
ICAP plc                                                                                     91,700           855,822
Informa plc                                                                                  75,800           882,818
Intertek Group plc                                                                           41,800           678,215
Invensys plc*                                                                               108,976           584,300
ITV plc                                                                                     196,000           408,306
Ladbrokes plc                                                                                30,470           248,701
Lloyds TSB Group plc                                                                        177,204         1,975,841
MyTravel Group plc, Class A*                                                                138,833           611,001
Provident Financial plc                                                                      41,102           562,329
Reckitt Benckiser plc                                                                        22,660         1,034,892
Reed Elsevier plc                                                                            75,700           830,201
Rexam plc                                                                                    45,700           468,496
Rio Tinto plc                                                                                28,500         1,513,550
Royal Bank of Scotland Group plc                                                             56,578         2,197,908
Sage Group plc                                                                              168,300           889,208
Smiths Group plc                                                                             25,950           502,656
Stagecoach Group plc                                                                        209,015           622,947
Tesco plc                                                                                   118,100           932,845
TI Automotive Ltd., Class A*(a)(b)                                                           37,500                 1
Unilever plc                                                                                 64,828         1,811,167
Vodafone Group plc                                                                          188,387           519,440
WPP Group plc                                                                                38,400           519,789
                                                                                                       --------------
                                                                                                           45,984,993
                                                                                                       --------------
UNITED STATES -- 0.1%
NII Holdings, Inc., Class B*                                                                  5,800           373,752
                                                                                                       --------------
Total Common Stocks
  (Cost $137,783,513)                                                                                     225,711,820
                                                                                                       --------------
COMMINGLED INVESTMENT VEHICLES -- 15.5%

EXCHANGE-TRADED FUNDS -- 4.1%
iShares MSCI EAFE Index Fund                                                                 38,700         2,835,162
iShares MSCI Emerging Markets Index Fund                                                     64,800         7,398,216
iShares MSCI Republic of South Korea Index Fund                                              40,000         1,976,000
                                                                                                       --------------
                                                                                                           12,209,378
                                                                                                       --------------
PRIVATE INVESTMENT FUNDS -- 11.4%(D)
Convexity Capital Offshore LP*(a)(b)(c)                                                                    12,881,788
Lansdowne UK Equity Fund Ltd. LP*(a)(b)(c)                                                   54,038        13,021,358
Tosca*(a)(b)(c)                                                                              65,654         7,653,340
                                                                                                       --------------
                                                                                                           33,556,486
                                                                                                       --------------
Total Commingled Investment Vehicles
  (Cost $31,543,146)                                                                                       45,765,864
                                                                                                       --------------
PREFERRED STOCKS -- 0.3%
Cia Vale Do Rio Doce (Brazil)                                                                26,620           669,129
Hyundai Motor Co. Ltd (South Korea)*                                                          7,780           316,072
                                                                                                       --------------
Total Preferred Stocks
  (Cost $629,706)                                                                                             985,201
                                                                                                       --------------
WARRANTS -- 0.0%
Bank Pan Indonesia Tbk-Warrants,
Expiring 7/10/2009 (Indonesia)*                                                           1,266,980            30,289
Multi-Purpose Holdings Berhad Warrants, Expiring 2/26/2009 (Malaysia)*                       20,400             2,891
                                                                                                       --------------
Total Warrants
  (Cost $12,066)                                                                                               33,180
                                                                                                       --------------
SHORT-TERM INVESTMENTS -- 8.8%

REPURCHASE AGREEMENT -- 4.1%
Investors Bank & Trust Co. Repurchase Agreement
  issued 12/29/06 (proceeds at maturity $12,141,311)
  (Collateralized by a $12,781,170 FNMA, 4.289%,
  due 10/01/33 with a market value, including
  accrued interest, of $12,743,421)
  (Cost $12,136,591)                                            3.500%     01/02/07    $ 12,136,591        12,136,591
                                                                                                       --------------
US TREASURY SECURITIES -- 4.7%
US Treasury Bill++                                                         02/08/07       3,700,000         3,682,499
US Treasury Bill@@++                                                       03/01/07       4,200,000         4,167,786
US Treasury Bill++                                                         05/17/07       3,000,000         2,945,517
US Treasury Bill++                                                         05/24/07         500,000           490,443
US Treasury Bill++                                                         05/24/07         500,000           490,444
US Treasury Bill++                                                         06/14/07       2,000,000         1,956,124
                                                                                                       --------------
Total US Treasury Securities
  (Cost $13,727,552)                                                                                       13,732,813
                                                                                                       --------------
Total Short-Term Investments
  (Cost $25,864,143)                                                                                       25,869,404
                                                                                                       --------------
Total Investments -- 100.9%
  (Cost $195,832,574)                                                                                     298,365,469

Liabilities in Excess of Other Assets -- (0.9%)                                                            (2,557,796)
                                                                                                       --------------
Net Assets-- 100.0%                                                                                    $  295,807,673
                                                                                                       ==============

ADR         American Depositary Receipt
EAFE        Europe, Australasia, and Far East
FNMA        Fannie Mae
GDR         Global Depositary Receipt
INS RECP    Institutional Receipt
MSCI        Morgan Stanley Capital International
MSE         Milan Stock Exchange
NVDR        Non-Voting Depositary Receipt
PSE         Paris Stock Exchange
SCA         Sociedad en Comandita por Acciones
SSE         Singapore Stock Exchange
UNIT        A security with an attachment to buy shares, bonds, or other types of securities at a specific price before a predetermined date.
VVPR        Verminderde Voorheffing Precompte Reduit (France dividend coupon)
(a)         Illiquid security.
(b)         Security is valued in good faith under procedures established by the board of directors. The aggregate amount of securities fair valued amounts to $33,569,576, which represents 11.3% of the fund's net assets.
(c)         Restricted Securities. The following restricted securities were held by the fund as of December 31, 2006, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. All of the below securities are illiquid. The below list does not include securities eligible for resale without registration under Rule 144A of the Securities Act of 1933. These securities may also be deemed to be restricted.

INVESTMENT                                           DATE OF ACQUISITION         COST            VALUE +
Bell Aliant Regional Communications Income Fund            7/11/06               $16,840          $13,090
Convexity Capital Offshore, LP                             2/16/06            11,000,000       12,881,788
Lansdowne UK Equity Fund Ltd.                              5/31/03             8,000,000       13,021,358
Tosca                                                       7/1/04             4,700,000        7,653,340
                                                                                              -----------
Total                                                                                         $33,569,576
                                                                                              ===========

(d)         Portfolio holdings information of the Private Investment Funds is not available as of December 31, 2006. These positions are therefore grouped into their own industry classification.
*           Non-income producing security.
@           A Sponsored ADR is an American Depositary Receipt that is issued through the cooperation of the company whose stock will be the underlying asset.
@@          Security or a portion thereof is pledged as initial margin for financial futures contracts.
+           See Note 2 to the Financial Statements.
++          Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

FINANCIAL FUTURES CONTRACTS

                                                                                             UNREALIZED
NUMBER OF                                                 NOTIONAL          NOTIONAL        APPRECIATION/
CONTRACTS     TYPE                                          COST             VALUE +       (DEPRECIATION)
              Long Financial Futures Contracts
    28        March 2007 Australian Dollar              $ 2,195,480       $ 2,202,480        $   7,000
    24        March 2007 British Pounds                   2,950,856         2,935,800          (15,056)
   102        March 2007 CAC40                            7,392,548         7,506,573          114,025
   107        March 2007 Canadian Dollar                  9,312,210         9,204,140         (108,070)
    33        March 2007 DAX Index                        7,107,111         7,237,163          130,052
    89        March 2007 Euro FX GLBX                    14,752,863        14,725,050          (27,813)
    40        March 2007 FTSE 100 Index                   4,835,374         4,866,258           30,884
   131        March 2007 Japanese Yen                    14,188,937        13,892,550         (296,387)
    10        March 2007 MIB Index                        2,717,211         2,753,012           35,801
   126        March 2007 MSCI Pan Euro                    3,985,462         4,047,744           62,282
    65        March 2007 Swiss Franc                      6,791,688         6,706,375          (85,313)
    88        March 2007 Topix Index                     11,901,708        12,425,832          524,124
   102        March 2007 TSE 60 Index                    13,074,714        13,091,622           16,908
                                                                                             ---------
                                                                                             $ 388,437
                                                                                             =========

FORWARD CURRENCY CONTRACTS

                                                                            IN EXCHANGE      UNREALIZED
DESCRIPTION                                                                     FOR         DEPRECIATION
Sell Contracts
(pound)2,000,500    Great British Pounds Settling on 1/31/07                 $3,810,443      $(105,531)
                                                                                             =========

+     See Note 3 to the Financial Statements.

See accompanying Notes to Financial Statements.

TIFF US EQUITY FUND / SCHEDULE OF INVESTMENTS                  DECEMBER 31, 2006

                                                                                          NUMBER
                                                                                         OF SHARES         VALUE +
COMMON STOCKS -- 66.3%

AEROSPACE AND DEFENSE -- 1.8%
AAR Corp.*                                                                                   61,500    $    1,795,185
Honeywell International, Inc.                                                                 4,700           212,628
Lockheed Martin Corp.                                                                         7,700           708,939
Northrop Grumman Corp.                                                                        7,900           534,830
Raytheon Co.                                                                                  7,700           406,560
United Technologies Corp.                                                                     3,200           200,064
                                                                                                       --------------
                                                                                                            3,858,206
                                                                                                       --------------
AIR FREIGHT & LOGISTICS -- 0.6%
EGL, Inc.*                                                                                   41,800         1,244,804
                                                                                                       --------------
AUTOMOBILES -- 0.1%
Harley-Davidson, Inc.                                                                         3,000           211,410
                                                                                                       --------------
BEVERAGES -- 1.2%
Coca-Cola Co. (The)                                                                           6,100           294,325
Molson Coors Brewing Co., Class B                                                            26,300         2,010,372
PepsiCo, Inc.                                                                                 3,600           225,180
                                                                                                       --------------
                                                                                                            2,529,877
                                                                                                       --------------
BIOTECHNOLOGY -- 0.3%
Amgen, Inc.*                                                                                 10,400           710,424
                                                                                                       --------------
BUILDING PRODUCTS -- 0.1%
MASCO Corp.                                                                                  10,200           304,674
                                                                                                       --------------
CAPITAL MARKETS -- 1.6%
Goldman Sachs Group, Inc.                                                                     4,800           956,880
Lehman Brothers Holdings, Inc.                                                                8,500           664,020
Merrill Lynch & Co., Inc.                                                                     9,800           912,380
Morgan Stanley                                                                               11,100           903,873
                                                                                                       --------------
                                                                                                            3,437,153
                                                                                                       --------------
CHEMICALS -- 2.9%
Dow Chemical Co. (The)                                                                        8,800           351,472
Mosaic Co. (The)*                                                                            85,868         1,834,141
Nalco Holding Co.*                                                                          153,981         3,150,451
Tronox Inc. - Class A                                                                        56,500           903,435
                                                                                                       --------------
                                                                                                            6,239,499
                                                                                                       --------------
COMMERCIAL BANKS -- 3.3%
Comerica, Inc.                                                                                7,200           422,496
KeyCorp                                                                                      13,900           528,617
National City Corp.                                                                          11,300           413,128
North Valley Bancorp                                                                         69,300         1,280,664
Prosperity Bancshares, Inc.                                                                  46,187         1,593,913
South Financial Group, Inc. (The)                                                            64,000         1,701,760
SunTrust Banks, Inc.                                                                          2,400           202,680
Wachovia Corp.                                                                                6,800           387,260
Wells Fargo & Co.                                                                            15,400           547,624
                                                                                                       --------------
                                                                                                            7,078,142
                                                                                                       --------------
COMMERCIAL SERVICES & SUPPLIES -- 1.1%
Adesa Inc.                                                                                   50,853         1,411,171
Mine Safety Appliances Co.                                                                   26,000           952,900
Preview Systems*(a)                                                                          66,800               334
                                                                                                       --------------
                                                                                                            2,364,405
                                                                                                       --------------
COMMUNICATIONS EQUIPMENT -- 1.9%
Andrew Corp.*                                                                               265,600         2,717,088
Cisco Systems, Inc.*                                                                         38,400         1,049,472
Motorola, Inc.                                                                                9,700           199,432
Research In Motion, Ltd.*                                                                     1,900           242,782
                                                                                                       --------------
                                                                                                            4,208,774
                                                                                                       --------------
COMPUTERS & PERIPHERALS -- 0.8%
EMC Corp.*                                                                                   15,200           200,640
Hewlett-Packard Co.                                                                          24,200           996,798
International Business Machines (IBM)                                                         5,500           534,325
                                                                                                       --------------
                                                                                                            1,731,763
                                                                                                       --------------
DIVERSIFIED CONSUMER SERVICES -- 2.7%
DeVry, Inc.                                                                                  96,000         2,688,000
ITT Educational Services, Inc.*                                                              47,100         3,126,027
                                                                                                       --------------
                                                                                                            5,814,027
                                                                                                       --------------
DIVERSIFIED FINANCIAL SERVICES -- 1.3%
Citigroup, Inc.                                                                              30,000         1,671,000
JPMorgan Chase & Co., Inc.                                                                   22,000         1,062,600
                                                                                                       --------------
                                                                                                            2,733,600
                                                                                                       --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.2%
BellSouth Corp.                                                                              16,900           796,159
General Communications, Inc., Class A*                                                       94,100         1,480,193
Verizon Communications, Inc.                                                                  7,000           260,680
                                                                                                       --------------
                                                                                                            2,537,032
                                                                                                       --------------
ELECTRIC UTILITIES -- 1.2%
American Electric Power Co., Inc.                                                             5,000           212,900
Edison International                                                                          9,500           432,060
Portland General Electric Co.                                                                12,500           340,625
PPL Corp.                                                                                     6,800           243,712
Sierra Pacific Resources*                                                                    85,218         1,434,219
                                                                                                       --------------
                                                                                                            2,663,516
                                                                                                       --------------
ELECTRICAL EQUIPMENT -- 0.1%
Emerson Electric Co.                                                                          4,600           202,722
                                                                                                       --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.8%
Checkpoint Systems, Inc.*                                                                   160,700         3,246,140
Rogers Corp.*                                                                                49,000         2,898,350
                                                                                                       --------------
                                                                                                            6,144,490
                                                                                                       --------------
FOOD & STAPLES RETAILING -- 0.5%
Kroger Co. (The)                                                                             20,900           482,163
Safeway, Inc.                                                                                17,800           615,168
                                                                                                       --------------
                                                                                                            1,097,331
                                                                                                       --------------
FOOD PRODUCTS -- 1.3%
ConAgra Foods, Inc.                                                                          18,300           494,100
General Mills, Inc.                                                                           4,500           259,200
H.J. Heinz Co.                                                                                4,600           207,046
Ralcorp Holdings, Inc.*                                                                      35,700         1,816,773
                                                                                                       --------------
                                                                                                            2,777,119
                                                                                                       --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.4%
STERIS Corp.                                                                                113,100         2,846,727
The Cooper Companies, Inc.                                                                   54,500         2,425,250
                                                                                                       --------------
                                                                                                            5,271,977
                                                                                                       --------------
HEALTH CARE PROVIDERS & SERVICES -- 5.6%
Aetna, Inc.                                                                                  13,000           561,340
AmerisourceBergen Corp.                                                                       9,500           427,120
Cardinal Health, Inc.                                                                         8,700           560,541
Caremark Rx, Inc.                                                                            10,800           616,788
Chemed Corp.                                                                                 23,000           850,540
LifePoint Hospitals, Inc.*                                                                   74,447         2,508,864
Lincare Holdings, Inc.*                                                                      20,000           796,800
McKesson Corp.                                                                                9,500           481,650
Odyssey HealthCare, Inc.*                                                                   105,100         1,393,626
Owens & Minor, Inc.                                                                          50,800         1,588,516
PharmChem, Inc.*(a)                                                                         269,200               404
Universal Health Services, Inc., Class B                                                     37,000         2,050,910
Wellpoint Inc.*                                                                               3,700           291,153
                                                                                                       --------------
                                                                                                           12,128,252
                                                                                                       --------------
HOTELS, RESTAURANTS & LEISURE -- 1.5%
Applebee's International, Inc.                                                               50,000         1,233,500
Ruby Tuesday, Inc.                                                                           65,000         1,783,600
Yum! Brands, Inc.                                                                             4,100           241,080
                                                                                                       --------------
                                                                                                            3,258,180
                                                                                                       --------------
HOUSEHOLD PRODUCTS -- 0.3%
Kimberly-Clark Corp.                                                                          6,500           441,675
Procter & Gamble Co.                                                                          3,200           205,664
                                                                                                       --------------
                                                                                                              647,339
                                                                                                       --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.2%
Constellation Energy Group, Inc.                                                              4,400           303,028
TXU Corp.                                                                                     2,900           157,209
                                                                                                       --------------
                                                                                                              460,237
                                                                                                       --------------
INSURANCE -- 4.4%
Allstate Corp. (The)                                                                         10,200           664,122
Arthur J. Gallagher & Co.                                                                    50,000         1,477,500
Brown & Brown, Inc.                                                                          60,000         1,692,600
Chubb Corp.                                                                                   4,400           232,804
Hilb, Rogal & Hobbs Co.                                                                      42,200         1,777,464
Loews Corp.                                                                                   6,300           261,261
Montpelier Re Holdings Ltd.                                                                  70,000         1,302,700
Platinum Underwriters Holdings Ltd. (Bermuda)                                                43,600         1,348,984
Principal Financial Group                                                                     6,700           393,290
The St. Paul Travelers Companies, Inc.                                                        6,400           343,616
                                                                                                       --------------
                                                                                                            9,494,341
                                                                                                       --------------
INTERNET & CATALOG RETAIL -- 0.0%
Geerlings & Wade, Inc.*                                                                      66,300            49,725
                                                                                                       --------------
IT SERVICES -- 0.9%
Automatic Data Processing, Inc.                                                               4,000           197,000
Computer Sciences Corp.*                                                                      2,600           138,762
Fiserv, Inc.*                                                                                 9,800           513,716
MoneyGram International, Inc.                                                                34,500         1,081,920
                                                                                                       --------------
                                                                                                            1,931,398
                                                                                                       --------------
LIFE SCIENCES TOOLS & SERVICES -- 0.8%
Thermo Fisher Scientific, Inc.*                                                              38,400         1,739,136
                                                                                                       --------------
MACHINERY -- 0.9%
Caterpillar, Inc.                                                                             7,900           484,507
Ingersoll-Rand Co. Ltd.                                                                      11,400           446,082
Paccar, Inc.                                                                                  8,000           519,200
Parker-Hannifin Corp.                                                                         5,200           399,776
                                                                                                       --------------
                                                                                                            1,849,565
                                                                                                       --------------
MEDIA -- 3.4%
Comcast Corp.*                                                                               11,000           465,630
Cox Radio, Inc., Class A*                                                                   176,036         2,869,387
DIRECTV Group, Inc. (The)*                                                                   24,500           611,030
EchoStar Communications Corp., Class A*                                                       8,000           304,240
Live Nation, Inc.*                                                                           58,500         1,310,400
McGraw-Hill Companies, Inc. (The)                                                             9,900           673,398
News Corp., Class A                                                                          10,400           223,392
Time Warner, Inc.                                                                            43,400           945,252
                                                                                                       --------------
                                                                                                            7,402,729
                                                                                                       --------------
METALS AND MINING -- 0.5%
Alcoa, Inc.                                                                                   8,200           246,082
Freeport-McMoRan Copper & Gold, Inc., Class B                                                 5,400           300,942
Nucor Corp.                                                                                  10,000           546,600
Pacific Rim Mining Corp. - ASE Shares (Canada)*(b)(c)                                        35,000            36,750
                                                                                                       --------------
                                                                                                            1,130,374
                                                                                                       --------------
MULTILINE RETAIL -- 2.7%
Big Lots, Inc.*                                                                             110,125         2,524,065
JC Penney Co., Inc.                                                                           6,900           533,784
Kohl's Corp.*                                                                                 8,400           574,812
Nordstrom, Inc.                                                                               9,900           488,466
Saks, Inc.                                                                                  100,000         1,782,000
                                                                                                       --------------
                                                                                                            5,903,127
                                                                                                       --------------
MULTI-UTILITIES -- 0.8%
PG&E Corp.                                                                                    5,100           241,383
PNM Resources, Inc.                                                                          47,300         1,471,030
                                                                                                       --------------
                                                                                                            1,712,413
                                                                                                       --------------
OFFICE ELECTRONICS -- 0.1%
Xerox Corp.*                                                                                 18,000           305,100
                                                                                                       --------------
OIL, GAS & CONSUMABLE FUELS -- 2.9%
Chevron Corp.                                                                                13,900         1,022,067
ConocoPhillips                                                                                6,692           481,490
Encana Corp. - NYSE Shares (Canada)                                                           9,600           441,120
Exxon Mobil Corp.                                                                            30,300         2,321,889
Marathon Oil Corp.                                                                            7,200           666,000
Petro - NYSE Shares (Canada)                                                                  5,500           225,720
Stone Energy Corp.*                                                                          24,000           848,400
XTO Energy, Inc.                                                                              4,200           197,610
                                                                                                       --------------
                                                                                                            6,204,296
                                                                                                       --------------
PERSONAL PRODUCTS -- 0.1%
Estee Lauder Companies, Inc. (The), Class A                                                   7,300           297,986
                                                                                                       --------------
PHARMACEUTICALS -- 1.2%
Forest Laboratories, Inc.*                                                                   10,200           516,120
Johnson & Johnson                                                                            10,300           680,006
Pfizer, Inc.                                                                                 50,400         1,305,360
                                                                                                       --------------
                                                                                                            2,501,486
                                                                                                       --------------
REAL ESTATE -- 0.2%
Brookfield Asset Managment, Inc., Class A (Canada)                                            8,800           423,984
                                                                                                       --------------
ROAD & RAIL -- 1.0%
Avis Budget Group Inc.                                                                       58,800         1,275,372
CSX Corp.                                                                                    13,500           464,805
Norfolk Southern Corp.                                                                       10,700           538,103
                                                                                                       --------------
                                                                                                            2,278,280
                                                                                                       --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.0%
Cabot Microelectronics Corp.*                                                                36,500         1,238,810
Intel Corp.                                                                                  11,200           226,800
Texas Instruments, Inc.                                                                      21,100           607,680
                                                                                                       --------------
                                                                                                            2,073,290
                                                                                                       --------------
SOFTWARE -- 1.7%
Intuit, Inc.*                                                                                16,200           494,262
Microsoft Corp.                                                                              55,600         1,660,216
NexPrise, Inc.*(a)                                                                           28,553             7,138
Witness Systems Inc.*                                                                        81,100         1,421,683
                                                                                                       --------------
                                                                                                            3,583,299
                                                                                                       --------------
SPECIALTY RETAIL -- 1.2%
Office Depot, Inc.*                                                                           8,200           312,994
Rent-A-Center, Inc.*                                                                         25,881           763,748
TJX Companies, Inc.                                                                          11,200           318,976
Zale Corp.*                                                                                  44,500         1,255,345
                                                                                                       --------------
                                                                                                            2,651,063
                                                                                                       --------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.3%
Coach, Inc.*                                                                                 13,000           558,480
                                                                                                       --------------
THRIFTS & MORTGAGE FINANCE -- 3.6%
BankUnited Financial Corp., Class A                                                          62,000         1,733,520
Countrywide Financial Corp.                                                                  13,900           590,055
Downey Financial Corp.                                                                       31,395         2,278,649
People's Bank Co.                                                                            72,000         3,212,640
                                                                                                       --------------
                                                                                                            7,814,864
                                                                                                       --------------
TOBACCO -- 0.3%
Altria Group, Inc.                                                                            2,300           197,386
Reynolds American, Inc.                                                                       7,600           497,572
                                                                                                       --------------
                                                                                                              694,958
                                                                                                       --------------
TRADING COMPANIES & DISTRIBUTORS -- 0.6%
United Rentals, Inc.*                                                                        50,200         1,276,586
                                                                                                       --------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.9%
Rogers Communications, Inc., Class B                                                          7,900           470,840
U.S. Cellular Corp.*                                                                         20,600         1,433,554
                                                                                                       --------------
                                                                                                            1,904,394
                                                                                                       --------------
Total Common Stocks
  (Cost $107,506,713)                                                                                     143,435,827
                                                                                                       --------------

COMMINGLED INVESTMENT VEHICLES -- 26.1%

PRIVATE INVESTMENT FUNDS -- 26.1%(D)
Adage Capital Partners, LP*(a)(b)(c)                                                                       35,346,277
Freeman Fair Value Fund I, LP*(b)(c)                                                                       21,089,210
Gotham Partners, LP*(a)(b)(c)                                                                                 138,066
                                                                                                       --------------
                                                                                                           56,573,553
                                                                                                       --------------
Total Commingled Investment Vehicles
  (Cost $41,873,485)                                                                                       56,573,553
                                                                                                       --------------

                                                               INTEREST    MATURITY     PRINCIPAL
                                                                 RATE        DATE         AMOUNT           VALUE +
SHORT-TERM INVESTMENTS -- 9.1%

REPURCHASE AGREEMENT -- 6.6%
Investors Bank & Trust Co. Repurchase Agreement
  issued 12/29/06 (proceeds at maturity $14,309,584)
  (Collateralized by a $15,074,947 FNMA, 4.680%,
  due 07/01/34 with a market value, including
  accrued interest, of $15,019,223)
  (Cost $14,304,022)                                            3.500%     01/02/07    $ 14,304,022    $   14,304,022
                                                                                                       --------------
US TREASURY SECURITIES -- 2.5%
US Treasury Bill@++                                                        05/17/07       2,500,000         2,454,598
US Treasury Bill++                                                         05/24/07         500,000           490,443
US Treasury Bill++                                                         05/24/07         500,000           490,443
US Treasury Bill@++                                                        06/14/07       2,000,000         1,956,124
                                                                                                       --------------
Total US Treasury Securities
  (Cost $5,390,205)                                                                                         5,391,608
                                                                                                       --------------
Total Short-Term Investments
  (Cost $19,694,227)                                                                                       19,695,630
                                                                                                       --------------
Total Investments -- 101.5%
  (Cost $169,074,425)                                                                                     219,705,010

Liabilities in Excess of Other Assets-- (1.5%)                                                             (3,336,334)
                                                                                                       --------------
Net Assets-- 100.0%                                                                                    $  216,368,676
                                                                                                       ==============

ASE         American Stock Exchang
FNMA        Fannie Mae
NYSE        New York Stock Exchange
(a)         Illiquid security.
(b)         Security is valued in good faith under procedures established by the board of directors. The aggregate amount of securities fair valued amounts to $56,610,303, which represents 26.2% of the fund's net assets.
(c)         Restricted Securities. The following restricted securities were held by the fund as of December 31, 2006, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. All of the below securities are illiquid, with the exception of Freeman Fair Value Fund I, LP and Pacific Rim Mining
            Corp. - ASE Shares (Canada) which TIP's board of directors deemed to be liquid. The valuation committee has determined the partnership interest in Freeman Fair Value Fund I, LP to be liquid based on the ability to redeem the private investment fund interest upon seven days' notice and payment of a 0.25% redemption fee. The TIP board of directors duly ratified the liquidity determination and agreed to fair value the private investment fund at 99.75% of its stated market value to take into account this potential redemption fee. The below list does not include securities eligible for resale without registration under Rule 144A of the Securities Act of 1933. These securities may also be deemed to be restricted.

INVESTMENT                                          DATE OF ACQUISITION         COST           VALUE +
Adage Capital Partners, LP                           01/01/02-06/30/03      $23,212,671     $35,346,277
Freeman Fair Value Fund I, LP                        10/01/04-12/31/04       18,000,000      21,089,210
Gotham Partners, LP                                  12/31/96-06/26/97          660,814         138,066
Pacific Rim Mining Corp. - ASE Shares (Canada)             6/1/04               100,800          36,750
                                                                                            -----------
Total                                                                                       $56,610,303
                                                                                            ===========

(d)         Portfolio holdings information of the Private Investment Funds is not available as of December 31, 2006. These positions are therefore grouped into their own industry classification.
*           Non-income producing security.
@           Security or a portion thereof is pledged as initial margin for financial futures contracts.
+           See Note 2 to the Financial Statements.
++          Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

FINANCIAL FUTURES CONTRACTS

                                                          NOTIONAL                           UNREALIZED
NUMBER OF                                                   COST/           NOTIONAL        APPRECIATION/
CONTRACTS     TYPE                                       (PROCEEDS)          VALUE +       (DEPRECIATION)
              Long Financial Futures Contracts
   255        March 2007 S&P Index                      $90,843,075       $91,060,500         $217,425

              Short Financial Futures Contracts
    51        March 2007 Midcap 400 Index               (21,028,575)      (20,688,150)         340,425
    70        March 2007 Russell 2000 Index             (27,934,750)      (27,821,500)         113,250
                                                                                              --------
                                                                                               453,675
                                                                                              --------
                                                                                              $671,100
                                                                                              ========

+     See Note 3 to the Financial Statements.

See accompanying Notes to Financial Statements.

TIFF SHORT-TERM FUND / SCHEDULE OF INVESTMENTS                 DECEMBER 31, 2006

                                                               INTEREST    MATURITY     PRINCIPAL
                                                                 RATE        DATE         AMOUNT           VALUE +
SHORT-TERM INVESTMENTS -- 98.4%

TIME DEPOSIT -- 0.9%
Investors Bank & Trust Co.
  (Cost $905,000)                                               5.000%     01/02/07    $    905,000    $      905,000
                                                                                                       --------------
US TREASURY SECURITIES -- 97.5%
US Treasury Bill++                                                         03/01/07       1,000,000           992,330
US Treasury Bill++                                                         03/01/07         950,000           942,713
US Treasury Bill++                                                         04/19/07       1,500,000         1,478,469
US Treasury Bill++                                                         04/26/07      15,000,000        14,770,140
US Treasury Bill++                                                         05/10/07      59,000,000        57,984,256
US Treasury Bill++                                                         05/17/07       2,500,000         2,454,598
US Treasury Bill++                                                         05/24/07       1,500,000         1,471,330
US Treasury Bill++                                                         05/24/07       3,500,000         3,433,105
US Treasury Bill++                                                         05/31/07       2,000,000         1,959,924
US Treasury Bill++                                                         05/31/07       1,000,000           979,962
US Treasury Bill++                                                         06/14/07       2,000,000         1,956,124
US Treasury Bill++                                                         06/14/07       4,000,000         3,912,248
US Treasury Bill++                                                         06/14/07       4,500,000         4,401,279
                                                                                                       --------------
Total US Treasury Securities
  (Cost $96,693,277)                                                                                       96,736,478
                                                                                                       --------------
Total Short-Term Investments
  (Cost $97,598,277)                                                                                       97,641,478
                                                                                                       --------------
Total Investments -- 98.4%
  (Cost $97,598,277)                                                                                       97,641,478

Other Assets in Excess of Liabilities-- 1.6%                                                                1,602,270
                                                                                                       --------------
Net Assets-- 100.0%                                                                                    $   99,243,748
                                                                                                       ==============

+     See Note 2 to the Financial Statements.
++ Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

See accompanying Notes to Financial Statements.

TIFF GOVERNMENT BOND FUND / SCHEDULE OF INVESTMENTS            DECEMBER 31, 2006

                                                               INTEREST    MATURITY     PRINCIPAL
                                                                 RATE        DATE         AMOUNT           VALUE +

US TREASURY SECURITY -- 99.0%
US Treasury Note@
  (Cost $30,346,502)                                            4.625%     11/15/16    $ 29,952,000    $   29,755,455
                                                                                                       --------------

SHORT-TERM INVESTMENTS -- 100.1%

REPURCHASE AGREEMENTS -- 100.1%
Bear Stearns Co. Repurchase Agreement
  issued 12/27/06 (proceeds at maturity $2,802,722)
  (Collateralized by a $2,745,000 US Treasury Note,
  2.375%, due 04/15/11, with a market value, including
  accrued interest, of $2,802,622)                              5.000%     01/03/07       2,800,000         2,800,000
Investors Bank & Trust Co. Repurchase Agreement
  issued 12/29/06 (proceeds at maturity $180,944)
  (Collateralized by a $189,527 FHLMC, 5.750%,
  due 06/15/34 with a market value, including
  accrued interest, of $189,918)                                3.500%     01/02/07         180,874           180,874
Morgan Stanley Repurchase Agreement
  issued 12/29/06 (proceeds at maturity $14,511,963)
  (Collateralized by a $11,535,000 US Treasury Note,
  3.625%, due 01/15/08, with a market value, including
  accrued interest, of $14,801,967)                             4.950%     01/04/07      14,500,000        14,500,000
Nomura Securities Co. Ltd. Repurchase Agreement
  issued 12/26/06 (proceeds at maturity $12,612,324)
  (Collateralized by a $12,130,000 US Treasury Note,
  10.375%, due 11/15/12, with a market value, including
  accrued interest, of $12,870,124)                             5.030%     01/02/07      12,600,000        12,600,000
                                                                                                       --------------
Total Repurchase Agreements
  (Cost $30,080,874)                                                                                       30,080,874
                                                                                                       --------------
Total Short-Term Investments
  (Cost $30,080,874)                                                                                       30,080,874
                                                                                                       --------------
Total Investments -- 199.1%
  (Cost $60,427,376)                                                                                       59,836,329

Liabilities in Excess of Other Assets-- (99.1%)                                                           (29,790,425)
                                                                                                       --------------
Net Assets-- 100.0%                                                                                    $   30,045,904
                                                                                                       ==============

FHLMC       Freddie Mac
@           Security or a portion thereof is pledged as collateral for reverse repurchase agreements.
+           See Note 2 to the Financial Statements.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 2006

                                                          TIFF            TIFF             TIFF            TIFF            TIFF
                                                       MULTI-ASSET    INTERNATIONAL     US EQUITY       SHORT-TERM      GOVERNMENT
                                                          FUND         EQUITY FUND         FUND            FUND          BOND FUND
ASSETS
Investments in securities, at value
  (cost: $1,332,482,459; $183,695,983;
  $154,770,403; $97,598,277; $30,346,502)            $1,597,047,335    $286,228,878    $205,400,988    $ 97,641,478    $ 29,755,455
Repurchase agreements (cost: $23,266,526;
  $12,136,591; $14,304,022; $--; $30,080,874)            23,266,526      12,136,591      14,304,022              --      30,080,874
Cash                                                      6,376,009             500       3,500,500         997,472             500
Deposit with broker for short sales                      38,724,404              --              --              --              --
Due from broker for futures variation margin                     --              --           9,500              --              --
Cash denominated in foreign currencies
  (cost: $727,396; $389,936; $--; $--; $--)                 721,494         386,718              --              --              --
Advance purchase of investments                          15,000,000              --              --              --              --
Receivables for:
  Investment securities sold                                741,831         102,989              --              --              --
  Interest                                                2,065,939           3,628           5,275           3,560         198,400
  Dividends                                               1,081,322         273,287         182,831              --              --
  Capital stock sold                                             --              --              --         845,229              --
                                                     ------------------------------------------------------------------------------
TOTAL ASSETS                                          1,685,024,860     299,132,591     223,403,116      99,487,739      60,035,229
                                                     ------------------------------------------------------------------------------
LIABILITIES
Reverse repurchase agreements (Note 7)                   28,812,939              --              --              --      29,914,560
Securities sold short, at value
  (proceeds: $37,850,260; $--; $--; $--; $--)            40,884,722              --              --              --              --
Investment redemption received in advance                        --              --       5,000,000              --              --
Due to broker for futures variation margin                  956,663          67,625              --              --              --
Payable for:
  Capital stock repurchased                                      --              --              --         148,817              --
  Investment securities purchased                        13,532,327         392,906          22,430              --              --
  Cover of securities sold short                            680,757              --              --              --              --
  Other accrued expenses                                    275,323         311,200          71,437          39,414          58,969
  Money manager fees                                         94,152          37,539               1              --              54
  Dividends on securities sold short                         80,375              --              --              --              --
  Interest on reverse repurchase agreements                   2,573              --              --              --           2,493
  Distributions                                                  --       2,410,117       1,940,572          55,760          13,249
Unrealized depreciation on forward
  currency contracts                                        122,412         105,531              --              --              --
                                                     ------------------------------------------------------------------------------
TOTAL LIABILITIES                                        85,442,243       3,324,918       7,034,440         243,991      29,989,325
                                                     ------------------------------------------------------------------------------
NET ASSETS                                           $1,599,582,617    $295,807,673    $216,368,676    $ 99,243,748    $ 30,045,904
                                                     ==============================================================================
SHARES OUTSTANDING (500,000,000 AUTHORIZED
  SHARES, PAR VALUE $0.001 FOR EACH FUND)                98,178,902      17,220,211      14,520,600      10,193,624       3,255,763
                                                     ==============================================================================
NET ASSET VALUE PER SHARE                            $        16.29    $      17.18    $      14.90    $       9.74    $       9.23
                                                     ==============================================================================
COMPONENTS OF NET ASSETS:
  Capital stock                                      $1,362,970,489    $200,156,675    $169,014,163    $102,604,198    $ 32,723,895
  Undistributed (distribution in excess of)
    net investment income                               (25,317,500)     (9,739,860)     (1,525,399)         19,677          16,953
  Accumulated net realized gain (loss)
    on investments                                         (754,758)      2,503,482      (2,421,773)     (3,423,328)     (2,103,897)
  Net unrealized appreciation (depreciation)
    on investments and foreign currencies               262,684,386     102,887,376      51,301,685          43,201        (591,047)
                                                     ------------------------------------------------------------------------------
                                                     $1,599,582,617    $295,807,673    $216,368,676    $ 99,243,748    $ 30,045,904
                                                     ==============================================================================

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS                    FOR THE YEAR ENDED DECEMBER 31, 2006

                                                          TIFF            TIFF             TIFF            TIFF            TIFF
                                                       MULTI-ASSET    INTERNATIONAL     US EQUITY       SHORT-TERM      GOVERNMENT
                                                          FUND         EQUITY FUND         FUND            FUND          BOND FUND
INVESTMENT INCOME
Interest                                             $   26,041,492    $  1,039,036    $    535,959    $  4,957,904    $  3,292,970
Dividends (net of foreign withholding taxes
  of $527,639; $412,479; $3,207; $--; $--)               13,546,902       6,390,225       2,260,601              --              --
                                                     ------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                  39,588,394       7,429,261       2,796,560       4,957,904       3,292,970
                                                     ------------------------------------------------------------------------------
OPERATING EXPENSES
Investment advisory fees                                  2,422,187         402,524         307,589          30,735          17,425
Money manager fees                                        2,451,486         679,042         796,208              --          80,479
Custodian and accounting fees                               996,187         417,047         157,135          26,005          35,506
Administration and transfer agent fees                      451,137          93,695          72,810          38,898          16,530
Member recordkeeping fees                                     8,446           4,062           4,756           6,456           1,712
Professional fees                                           227,173          84,901          78,295          42,218          53,059
Operations monitoring agent fee                             236,696          47,113          36,028          18,024           6,129
Chief compliance officer fees                                86,206          17,101          12,587           6,215           2,238
Insurance                                                    38,570           8,076           7,657           3,616           1,392
Registration and filing fees                                 50,320          22,126          20,388          21,738          20,000
Interest (Note 7)                                         1,290,264              --              --              --       1,369,537
Dividends on securities sold short                          619,259              --              --              --              --
Miscellaneous fees and other                                263,350          26,130          19,715           5,561           5,363
                                                     ------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                  9,141,281       1,801,817       1,513,168         199,466       1,609,370
Fee waivers/reimbursements (Note 4)                              --              --              --              --         (17,425)
                                                     ------------------------------------------------------------------------------
NET OPERATING EXPENSES                                    9,141,281       1,801,817       1,513,168         199,466       1,591,945
                                                     ------------------------------------------------------------------------------
NET INVESTMENT INCOME                                    30,447,113       5,627,444       1,283,392       4,758,438       1,701,025
                                                     ------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
Investments (net of foreign withholding
  taxes on capital gains of $35,571;
  $15,207; $--; $--; $--)                                37,523,768      16,646,979      16,151,986        (162,445)       (406,051)
Short sales                                              (2,938,749)             --              --              --              --
Swap agreements                                          (1,306,119)             --              --              --              --
Written options                                              99,637              --              --              --              --
Financial futures contracts                              31,265,121       6,062,963       1,886,372              --              --
Forward currency contracts and foreign
  currency-related transactions                             272,062         (37,818)           (103)             --              --
                                                     ------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)                                 64,915,720      22,672,124      18,038,255        (162,445)       (406,051)

NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCIES                                    106,534,464      38,428,889      13,694,356          (5,342)       (873,601)
                                                     ------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCIES                 171,450,184      61,101,013      31,732,611        (167,787)     (1,279,652)
                                                     ------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                    $  201,897,297    $ 66,728,457    $ 33,016,003    $  4,590,651    $    421,373
                                                     ==============================================================================

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                       TIFF                         TIFF INTERNATIONAL
                                                                 MULTI-ASSET FUND                       EQUITY FUND
                                                         --------------------------------    --------------------------------
                                                              Year              Year              Year              Year
                                                              Ended             Ended             Ended             Ended
                                                           12/31/2006        12/31/2005        12/31/2006        12/31/2005
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income                                    $   30,482,547    $   15,122,757    $    5,627,444    $    3,885,528
Net realized gain (loss) on investments and
  foreign currencies                                         64,830,448        43,737,386        22,672,124        12,930,100
Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currencies                                        106,584,302        40,257,234        38,428,889        13,864,625
                                                         --------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        201,897,297        99,117,377        66,728,457        30,680,253
                                                         --------------------------------------------------------------------
DISTRIBUTIONS
  From net investment income                                (41,635,972)      (28,385,826)      (11,179,600)       (7,870,667)
  From net realized gains                                   (52,218,574)      (35,734,406)      (17,116,796)               --
                                                         --------------------------------------------------------------------
DECREASE IN NET ASSETS RESULTING FROM DISTRIBUTIONS         (93,854,546)      (64,120,232)      (28,296,396)       (7,870,667)
                                                         --------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                                   458,262,490       284,847,509        14,575,036        26,704,265
Proceeds from shares reinvested                              62,644,313        48,169,993        24,627,390         6,537,824
Entry/exit fees                                               2,754,103         1,515,100           287,516           276,795
Cost of shares redeemed                                     (90,254,414)      (17,196,663)      (23,650,240)      (10,000,042)
                                                         --------------------------------------------------------------------
NET INCREASE (DECREASE)                                     433,406,492       317,335,939        15,839,702        23,518,842
                                                         --------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     541,449,243       352,333,084        54,271,763        46,328,428

NET ASSETS
Beginning of year                                         1,058,133,374       705,800,290       241,535,910       195,207,482
                                                         --------------------------------------------------------------------
End of year                                              $1,599,582,617    $1,058,133,374    $  295,807,673    $  241,535,910
                                                         ====================================================================
  Including undistributed (distributions in excess of)
    net investment income                                $  (25,352,934)   $  (13,885,218)   $   (9,739,860)   $   (4,642,307)
                                                         --------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold                                                  29,024,597        19,346,391           894,010         1,947,123
Shares reinvested                                             3,926,116         3,211,631         1,450,820           462,254
Shares redeemed                                              (5,708,540)       (1,180,802)       (1,494,199)         (719,116)
                                                         --------------------------------------------------------------------
NET INCREASE (DECREASE)                                      27,242,173        21,377,220           850,631         1,690,261
                                                         --------------------------------------------------------------------

              TIFF US                                TIFF                             TIFF GOVERNMENT
            EQUITY FUND                         SHORT-TERM FUND                          BOND FUND
----------------------------------    ----------------------------------    ----------------------------------
     Year               Year               Year               Year               Year               Year
     Ended              Ended              Ended              Ended              Ended              Ended
  12/31/2006         12/31/2005         12/31/2006         12/31/2005         12/31/2006         12/31/2005
$     1,283,392    $     1,036,638    $     4,758,438    $     3,407,447    $     1,701,025    $     1,825,380
     18,038,255         17,740,023           (162,445)          (253,146)          (406,051)          (756,977)

     13,694,356         (4,610,027)            (5,342)            73,126           (873,601)            (7,795)
--------------------------------------------------------------------------------------------------------------
     33,016,003         14,166,634          4,590,651          3,227,427            421,373          1,060,608
--------------------------------------------------------------------------------------------------------------

     (1,372,239)        (2,461,739)        (4,730,004)        (3,402,072)        (1,662,450)        (1,834,453)
    (20,249,653)       (15,989,984)                --                 --                 --                 --
--------------------------------------------------------------------------------------------------------------
    (21,621,892)       (18,451,723)        (4,730,004)        (3,402,072)        (1,662,450)        (1,834,453)
--------------------------------------------------------------------------------------------------------------

     18,672,166         11,084,328        165,500,678        195,375,342          3,704,790         14,525,584
     19,112,907         16,683,513          3,987,415          3,069,017          1,465,866          1,596,426
        127,488            162,971                 --                 --                 --                 --
    (32,276,603)       (54,076,718)      (187,047,682)      (172,399,607)        (9,270,894)       (21,173,383)
--------------------------------------------------------------------------------------------------------------
      5,635,958        (26,145,906)       (17,559,589)        26,044,752         (4,100,238)        (5,051,373)
--------------------------------------------------------------------------------------------------------------

     17,030,069        (30,430,995)       (17,698,942)        25,870,107         (5,341,315)        (5,825,218)

    199,338,607        229,769,602        116,942,690         91,072,583         35,387,219         41,212,437
--------------------------------------------------------------------------------------------------------------
$   216,368,676    $   199,338,607    $    99,243,748    $   116,942,690    $    30,045,904    $    35,387,219
==============================================================================================================

$    (1,525,399)   $    (1,665,790)   $        19,677    $        (8,757)   $        16,953    $       (21,622)
--------------------------------------------------------------------------------------------------------------

      1,261,453            774,939         16,972,699         19,960,879            394,899          1,499,342
      1,279,677          1,178,631            409,519            313,972            159,528            164,896
     (2,189,571)        (3,636,829)       (19,165,117)       (17,599,255)        (1,010,602)        (2,175,561)
--------------------------------------------------------------------------------------------------------------
        351,559         (1,683,259)        (1,782,899)         2,675,596           (456,175)          (511,323)
--------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

STATEMENTS OF CASH FLOWS                    FOR THE YEAR ENDED DECEMBER 31, 2006

                                                       TIFF             TIFF             TIFF            TIFF             TIFF
                                                   MULTI-ASSET     INTERNATIONAL      US EQUITY       SHORT-TERM       GOVERNMENT
                                                       FUND         EQUITY FUND          FUND            FUND           BOND FUND
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting
  from operations                                 $ 201,897,297    $  66,728,457    $  33,016,003    $   4,590,651    $     421,373
Adjustments to reconcile net increase in
  net assets resulting from operations to
  net cash provided by (used in) operating
  activities:
  Investments purchased                            (774,351,795)     (47,784,198)     (66,585,124)              --     (143,430,910)
  Investments sold                                  615,158,600       37,596,263       78,133,580               --      147,488,009
  Purchases to cover securities sold short          (61,483,901)              --               --               --               --
  Securities sold short                              80,265,928               --               --               --               --
  (Purchase)/Sale of short term investments, net   (211,613,443)       9,373,822       (2,041,815)      18,370,334      (10,129,022)
  Advance purchase of investment                    (15,000,000)              --               --               --               --
  Investment redemption received in advance                  --               --        5,000,000               --               --
  Amortization (accretion) of discount and
    premium, net                                     (1,620,350)              --               --               --            8,381
  Increase in foreign currency                         (694,935)        (386,718)              --               --               --
  (Increase) decrease in interest receivable           (855,295)          (1,790)          (3,736)           1,329            9,973
  (Increase) decrease in dividends and tax
    reclaims receivable                                 (48,469)          55,858          (47,567)              --               --
  Decrease in prepaid expenses                           30,161           12,101            8,637            2,144              826
  (Increase) in deposit at brokers for
    securities sold short                           (21,682,291)              --               --               --               --
  (Decrease) in interest payable                        (23,858)              --               --               --          (16,733)
  (Decrease) in dividends payable for
    securities sold short                               (23,660)              --               --               --               --
  (Decrease) in variation margin
    on financial futures contracts                     (633,093)        (430,633)        (233,725)              --               --
  (Decrease) in accrued expenses and other
    liabilities                                        (123,763)         (45,102)         (13,500)         (10,818)             (48)
  Net change in unrealized (appreciation)
    depreciation on investments                    (105,298,058)     (38,217,413)     (12,144,263)           5,342          873,601
  Net realized (gain) loss from investments         (37,438,496)     (16,646,979)     (16,151,986)              --          406,051
  Net change in unrealized depreciation
    on securities sold short                          1,006,304               --               --               --               --
  Net realized loss from securities sold short        2,938,749               --               --               --               --
  Net change in unrealized appreciation on
    swap contracts                                      988,860               --               --               --               --
  Net change in unrealized depreciation on
    option contracts written                            (38,527)              --               --               --               --
  Increase in unrealized depreciation
    on forward foreign currency contracts               402,105          251,507               --               --               --
                                                  ---------------------------------------------------------------------------------
Net cash from (used in) operating activities       (328,241,930)      10,505,175       18,936,504       22,958,982       (4,368,499)
                                                  ---------------------------------------------------------------------------------
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES
Proceeds from shares sold                           461,212,241       14,785,175       18,718,963      164,948,793        3,704,790
Payment on shares redeemed                          (89,803,133)     (23,472,863)     (32,495,912)    (186,984,572)      (9,270,894)
Cash distributions paid                             (31,210,233)      (1,817,487)      (1,659,564)        (740,008)        (204,957)
Increase (Decrease) in payable for reverse
  repurchase agreements                              (5,783,936)              --               --               --       10,139,560
                                                  ---------------------------------------------------------------------------------
Net cash from (used in) financing activities        334,414,939      (10,505,175)     (15,436,513)     (22,775,787)       4,368,499
                                                  ---------------------------------------------------------------------------------
NET INCREASE IN CASH                                  6,173,009               --        3,499,991          183,195               --
Cash at beginning of year                               203,000              500              509          814,277              500
                                                  ---------------------------------------------------------------------------------
Cash at end of year                               $   6,376,009    $         500    $   3,500,500    $     997,472    $         500
                                                  =================================================================================
Non cash financing activities not included
  herein consist of reinvestment of all
  distributions of:                               $  62,644,313    $  24,627,390    $  19,112,907    $   3,987,415    $   1,465,866

Interest paid was $1,266,406 and $1,352,803 for TIFF Multi-Asset Fund and TIFF Government Bond Fund, respectively.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 2006

1. ORGANIZATION

TIFF Investment Program, Inc. ("TIP") was organized as a Maryland corporation on December 23, 1993, and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. TIP currently has five active funds: TIFF Multi-Asset Fund ("Multi-Asset Fund"), TIFF International Equity Fund ("International Equity Fund"), TIFF US Equity Fund ("US Equity Fund"), TIFF Short-Term Fund ("Short-Term Fund"), and TIFF Government Bond Fund ("Government Bond Fund"), collectively referred to as the "funds."

Investment Objectives

--------------------------------------------------------------------------------
FUND                     INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
Multi-Asset              Attain a growing stream of current income and
                         appreciation of principal that at least offsets inflation.

International Equity     Attain appreciation of principal that at least offsets
                         inflation.

US Equity                Attain a growing stream of current income and
                         appreciation of principal that at least offsets inflation.

Short-Term               Attain as high a rate of current income as is
                         consistent with ensuring that the fund's risk of principal loss does not exceed that of a portfolio invested in six-month US Treasury bills.

Government Bond          Attain as high a rate of current income as is
                         consistent with maintaining liquidity and provide a hedge against deflation- induced declines in common stock prices and dividend streams.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of asset and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments

Securities listed on a securities exchange for which market quotations are readily available are valued at their last quoted sales price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price, or asked price in the case of securities sold short. Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services and are deemed representative of market values at the close. Unlisted securities or securities for which over-the-counter market quotations are readily available are valued at the latest bid price. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase was greater than 60 days. Exchange-traded and over-the-counter options and futures contracts are valued at the closing settlement price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open short future and written option sales contracts). Forward foreign currency exchange contracts are valued at their respective fair market values. Investments in other open-end funds or trusts are valued at their closing net asset value per share on valuation date, which represents their redeemable value net of any applicable sales loads.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the time at which net asset value of the funds is determined may be reflected in the funds' calculation of the net asset value if the funds' valuation committee believes that the particular event would materially affect net asset value. The funds may employ a fair value model to adjust prices to reflect such events.

Certain funds invest in private investment funds formed for the purpose of earning returns from alternative investment strategies. Private investment interests held by the funds are generally not securities for which market quotations are readily available. Rather, such interests generally can be sold back to the private investments fund only at specified intervals or on specified dates. The TIP board of directors has approved valuation procedures pursuant to which the fund values its interests in private investment funds at "fair value." In accordance with these procedures, fair value of private investment interests ordinarily is based on the estimated value of the private investment fund, as provided to the fund by the management of the private investment fund. Fair value is intended to represent a good faith approximation of the amount that the fund could reasonably expect to receive from the private investment fund if the fund's interest in the private investment fund were sold at the time of valuation, based on information reasonably available at the time valuation is made and that the fund believes is reliable. In the unlikely event that the private investment fund does not provide a value to the fund on a timely basis, the fund would determine the fair value of that private investment fund based on the most recent estimated value provided by the management of the private investment fund, as well as any other relevant information reasonably available at the time the fund values its portfolio. The fair values of the private investment funds are based on available information and do not necessarily represent the amounts that might ultimately be realized, which depend on future circumstances and cannot be reasonably determined until the investment is actually liquidated.

Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by TIP's board of directors. Such procedures use fundamental valuation methods which include, but are not limited to, the analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer's financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

Investment Transactions and Investment Income

Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed). Interest income and expenses are recorded on an accrual basis. The funds accrete discount or amortize premium using the yield-to-maturity method on a daily basis, except for mortgage-backed securities that record paydowns. The funds recognize paydown gains and losses for such securities and reflect them in investment income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the funds, using reasonable diligence, become aware of such dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. The funds use the specific identification method for determining realized gain or loss on sales of securities and foreign currency transactions.

Income Taxes

There is no provision for federal income or excise tax since each fund has elected to be taxed as a regulated investment company ("RIC") and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to RICs and to distribute all of its taxable income. The funds may be subject to foreign taxes on income, gains on investments, or currency repatriation. The funds accrue such taxes, as applicable, as a reduction from the related income and realized and unrealized gain as and when such income is earned and gains are recognized.

Expenses

Expenses directly attributable to a fund are charged to that fund's operations; expenses that are applicable to all funds are allocated among them based on their relative average daily net assets.

Dividends to Members

It is the policy of all funds to declare dividends according to the following schedule:

--------------------------------------------------------------------------------
                                DIVIDENDS FROM NET                 CAPITAL GAINS
FUND                             INVESTMENT INCOME                 DISTRIBUTIONS
--------------------------------------------------------------------------------
Multi-Asset                            Quarterly                      Annually
International Equity               Semi-annually                      Annually
US Equity                              Quarterly                      Annually
Short-Term                               Monthly                      Annually
Government Bond                          Monthly                      Annually

The Multi-Asset Fund has adopted a managed distribution policy that aims, on a best efforts basis, to distribute approximately 5% of its net assets in the form of dividends and distributions each year. Pursuant to this policy, the fund may make distributions that are ultimately characterized as return of capital.

Dividends from net short-term capital gains and net long-term capital gains of each fund, if any, are normally declared and paid in December, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

Foreign Currency Translation

The books and records of the funds are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

(i) the foreign currency value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date and

(ii) purchases and sales of investments, income, and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net unrealized foreign currency gain or loss is included in the Statement of Operations.

The funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net realized gains and losses from foreign currency-related transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the US dollar amount actually received.

Net Asset Value

The net asset value per share is calculated on a daily basis by dividing the assets of each fund, less its liabilities, by the number of outstanding shares of the fund.

New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund net asset value calculations as late as the fund's last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semi-annual report in June 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, FASB issued Statement on Financial Accounting Standards ( "SFAS ") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statements of changes in net assets for a fiscal period.

3. FINANCIAL INSTRUMENTS

Forward Currency Contracts

The funds may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the fund's portfolio securities. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily, and the change in value is recorded by the funds as an unrealized gain or loss. When a forward currency contract is extinguished through delivery or by entry into a closing contract, the funds record a realized gain or loss on foreign currency-related transactions equal to the difference between the value of the contract at the time of purchase and the value of the contract at the time it was extinguished. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the fund's Statement of Assets and Liabilities. In addition, the funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

Financial Futures Contracts

The funds may enter into financial futures contracts. A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery at a future date. The funds are exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require a fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are made to or received from the broker in the amount of daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss in the Statement of Operations. These investments require initial margin deposits which consist of cash or cash equivalents, equal to approximately 5%-10% of the contract amount.

Each fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values. Futures contracts are primarily used to increase or decrease the funds' exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, an illiquid secondary market for the contracts, or counterparties not performing under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Short Selling

The funds may sell securities they do not own in anticipation of a decline in the market price of such securities or to hedge portfolio positions. The fund generally will borrow the security sold in order to make delivery to the buyer. Upon entering into a short position, the fund records the proceeds as a deposit with broker in its Statement of Assets and Liabilities and establishes an offsetting liability for the securities sold under the short sale agreement. The cash is retained by the fund's broker as collateral for the short position. The liability is marked to market while it remains open to reflect the current settlement obligation. Until the security is replaced, the fund is required to pay the lender any dividend or interest earned. Such payments are recorded as expenses to the fund. When a closing purchase is entered into by the fund, a gain or loss equal to the difference between the proceeds originally received and the purchase cost is realized.

In "short selling," a fund sells borrowed securities which must at some date be repurchased and returned to the lender. If the market value of securities sold short increases, the fund may realize losses upon repurchase in amounts which may exceed the liability on the Statement of Assets and Liabilities. Further, in unusual circumstances, the fund may be unable to repurchase securities to close its short position except at prices significantly above those previously quoted in the market.

Options

When a fund purchases an option, an amount equal to the premium paid by the fund is included in the fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option purchased. The current market value of a purchased option is the last sale price on the market on which it is principally traded. If the purchased option expires, the fund realizes a loss in the amount of the premium originally paid. If the fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option.

If the fund exercises a call option, the cost of the securities acquired by exercising the call option is increased by the premium paid to buy the call option. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

When a fund writes an option, an amount equal to the premium received by the fund is included in the fund's Statement of Assets and Liabilities as a liability and subsequently marked to market to reflect the current value of the option written. The current market value of a written option is the last sale price on the market on which it is principally traded. If the written option expires, the fund realizes a gain in the amount of the premium received. If the fund enters into a closing transaction, it recognizes a gain or loss, depending on whether the cost of the purchase is less than or greater than the premium received.

If a written call option is exercised, the proceeds from the security sold are increased by the premium received. If a put option is exercised, the cost basis of the security purchased by the fund is reduced by the premium received. The fund as a writer of an option has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options present risk of loss in excess of related amounts shown on the Statement of Assets and Liabilities.

Each fund may use option contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Option contracts are primarily used to increase or decrease the fund's exposure to the underlying instrument and may serve as hedges for other fund investments.

Interest Only Securities

Interest only securities (IOs) entitle the holder to the interest payments in a pool of mortgages, Treasury bonds, or other bonds. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investment in an IO. The fair market value of these securities is volatile in response to changes in interest rates.

Dollar Roll Transactions

The funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage backed securities market. A dollar roll transaction involves a simultaneous sale by the fund of securities that it holds with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve risk that the market value of the security to be repurchased by the fund may decline below the repurchase price of the security.

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. Therefore, the fund considers the creditworthiness of each counterparty to a swap contract evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities or indices.

The fund records a net receivable or payable and interest for the amount expected to be received or paid in the period. Fluctuations in the value of interest rate swap contracts are recorded for financial statement purposes as unrealized appreciation (depreciation) on investments. The swap is valued at fair market value as determined by changes in the relationship between the stated rate of interest and the return on the index. The valuation of the swap often is provided by the counterparty.

4. INVESTMENT ADVISORY AGREEMENT, MONEY MANAGER AGREEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES

TIP's board of directors has approved investment advisory agreements with TIFF Advisory Services, Inc. ("TAS"). Each fund pays TAS a maximum monthly fee calculated by applying the following annual rates to such fund's average daily net assets for the month:

----------------------------------------------------------------------------------------------------------
                                      MULTI-      INTERNATIONAL        US         SHORT-TERM    GOVERNMENT
ASSETS                              ASSET FUND     EQUITY FUND     EQUITY FUND       FUND        BOND FUND
----------------------------------------------------------------------------------------------------------
On the first $500 million              0.20%           0.15%          0.15%          0.03%         0.05%
On the next $500 million               0.18%           0.13%          0.13%          0.03%         0.05%
On the next $500 million               0.15%           0.11%          0.11%          0.02%         0.04%
On the next $500 million               0.13%           0.09%          0.09%          0.02%         0.04%
On the next $500 million               0.11%           0.07%          0.07%          0.01%         0.03%
On the remainder (> $2.5 billion)      0.09%           0.05%          0.05%          0.01%         0.03%

TIP's board of directors has approved money manager agreements with each of the money managers. Money managers will receive annual management fees equal to a stated percentage of the value of fund assets under management that is adjusted upward or downward, proportionately, to reflect actual investment performance over the applicable time period relative to a chosen benchmark rate of return. Certain money managers, however, will receive management fees equal to a flat percentage per annum of the assets under management with a single rate or on a descending scale. Money managers who provide services to the funds and their fees as a percent of assets managed during the year ended December 31, 2006 were as follows:

----------------------------------------------------------------------------------------------------------
                                                                                                EFFECTIVE
                                                                     MINIMUM       MAXIMUM       FEE RATE
----------------------------------------------------------------------------------------------------------
MULTI-ASSET FUND
Aronson+Johnson+Ortiz, LP (a)                                         0.10%          0.80%         0.44%
K.G. Redding & Associates, LLC (a)                                    0.50%          2.50%         0.45%
Marathon Asset Management, LLP (a)                                    0.15%          1.60%         0.49%
Mondrian Investment Partners Limited*                                 0.30%          0.43%         0.35%
Smith Breeden Associates, Inc. (a)                                    0.10%          0.85%         0.25%
Wellington Management Company, LLP                                    0.35%          0.45%         0.41%

INTERNATIONAL EQUITY FUND
Marathon Asset Management, LLP (a)                                    0.15%          1.60%         0.21%
Mondrian Investment Partners Ltd.                                     0.33%          0.55%         0.48%

US EQUITY FUND
Aronson+Johnson+Ortiz, LP (a)                                         0.10%          0.80%         0.40%
Shapiro Capital Management Company, Inc. (a)                          0.50%          0.95%         0.53%
Westport Asset Management, Inc. (a)                                   0.15%          2.00%         0.73%

GOVERNMENT BOND FUND
Smith Breeden Associates, Inc. (a)                                    0.10%          0.85%         0.23%

----------
(a) Money manager receives a fee that includes a performance component. The effective fee may fall outside of the minimum and maximum range, because performance fees are based on either assets or performance from a period prior to when they are accrued.
*     Effective March 14, 2006, fee maximum changed from 0.50% to 0.43%.

During year ended December 31, 2006, TAS voluntarily waived fees of $17,425 in the Government Bond Fund. There are no recapture agreements in place for fees that have been waived.

With respect to the funds' investments in other registered investment companies, private investment funds, investment partnerships, and other commingled investment vehicles, the funds bear their ratable share of each such entity's expenses and would also be subject to their share of the management and performance fees, if any, charged by such entity. The funds' share of management and performance fees charged by such entities is in addition to fees paid by the respective fund to TAS and money managers.

Pursuant to an Operations Monitoring Agent Agreement, effective August 15, 2003, Vastardis Fund Services LLC, an employee of which serves as an officer of TIP, earns a fee for providing operations monitoring services to TIP as well as to other investment vehicles offered by TAS according to the following schedule:
0.02% of the first $3.5 billion of the aggregated average daily net assets of TIP and the other vehicles, 0.015% thereafter up to $5 billion, 0.01% thereafter up to $7.5 billion, 0.0075% thereafter up to $10 billion, and 0.005% on assets over $10 billion. Pursuant to an Administration Agreement, effective August 15, 2003, Investors Bank & Trust Company ("IBT") earns a fee for providing fund administration services to TIP according to the following schedule: 0.05% of the first $300 million of the average daily net assets of TIP, 0.03% thereafter up to $3 billion, and 0.025% on assets over $3 billion. IBT also serves as TIP's custodian and accounting and transfer agent. Fees paid for services rendered by IBT are based upon assets of TIP and on transactions entered into by TIP during the period. Fees for such services paid to IBT by TIP are reflected as administration fees, custodian and accounting fees, and member recordkeeping fees in the Statement of Operations.

TIP has contracted with Vastardis Compliance Services LLC ("VCS") to provide services with respect to the monitoring of TIP's compliance program pursuant to Rule 38a-1 of the 1940 Act. For these services, TIP pays VCS a monthly fee, plus any out-of-pocket expenses. Each fund pays a pro rata portion of the fees based on its share of TIP's average monthly net assets. TIP's board of directors last approved these arrangements at a meeting on November 16, 2006.

5. INVESTMENT TRANSACTIONS

Cost of investment securities purchased and proceeds from sales of investment securities, other than short-term investments, during the year ended December 31, 2006, were as follows:

                          NON-US GOVERNMENT SECURITIES
           ----------------------------------------------------------
           FUND                       PURCHASES              SALES
           ----------------------------------------------------------
           Multi-Asset              $340,981,657         $243,031,545
           International Equity       48,145,852           37,617,548
           US Equity                  66,183,338           77,888,780

                            US GOVERNMENT SECURITIES
           ----------------------------------------------------------
           FUND                       PURCHASES              SALES
           ----------------------------------------------------------
           Multi-Asset              $456,435,883         $383,134,651
           Government Bond           143,430,910          147,488,009

For federal income tax purposes, the cost of securities owned at December 31, 2006, the aggregate gross unrealized appreciation (depreciation), and the net unrealized appreciation (depreciation) on securities owned and securities sold short at December 31, 2006, for each fund are as follows:

------------------------------------------------------------------------------------------
                                                           NET UNREALIZED
                            GROSS            GROSS         APPRECIATION/
FUND                    APPRECIATION     DEPRECIATION      (DEPRECIATION)        COST
------------------------------------------------------------------------------------------
Multi-Asset             $204,246,537     $(7,611,424)      $ 196,635,113    $1,382,794,026
International Equity      91,064,208      (2,205,494)         88,858,714       209,506,755
US Equity                 47,841,732      (4,117,075)         43,724,657       175,980,353
Short-Term                    45,633          (2,432)             43,201        97,598,277
Government Bond                   --        (592,087)           (592,087)       60,428,416

6. FEDERAL TAX INFORMATION

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

During year ended December 31, 2006, the funds reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to realized foreign currency and swap gains/(losses), the tax character of distributions, investments in passive foreign investment companies, investments in investment partnerships, and investments in real estate investment trusts.

--------------------------------------------------------------------------------
                      UNDISTRIBUTED          ACCUMULATED REALIZED      PAID IN
FUND              NET INVESTMENT INCOME         GAINS/(LOSSES)         CAPITAL
--------------------------------------------------------------------------------
Multi-Asset             $(278,857)                 $259,902            $18,955
International             454,603                  (451,238)            (3,365)
US Equity                 229,238                  (229,237)                (1)

At December 31, 2006, the components of distributable earnings/(accumulated losses) on a tax basis detailed below differ from the amounts reflected in the funds' Statements of Assets and Liabilities by temporary book/tax differences largely arising from wash sales, post-October losses, partnership income, passive foreign investment companies, financial futures transactions, and forward currency contracts.

--------------------------------------------------------------------------------
                                            UNDISTRIBUTED
                        UNDISTRIBUTED       CAPITAL GAINS/         UNREALIZED
                          ORDINARY      (ACCUMULATED CAPITAL     APPRECIATION/
FUND                       INCOME         AND OTHER LOSSES)    (DEPRECIATION)(A)
--------------------------------------------------------------------------------
Multi-Asset             $21,408,774        $14,880,000           $200,323,354
International Equity      5,844,068            (37,435)(d)         89,844,365
US Equity                 2,221,867          1,407,989             43,724,657
Short-Term                   19,677         (3,423,328)(b)             43,201
Government Bond              16,953         (2,102,857)(c)           (592,087)

----------
(a) Includes unrealized appreciation on investments, short sales, derivatives, and foreign currency-denominated assets and liabilities, if any.
(b) Represents capital loss carryovers of $1,516,883, $1,358,170, $312,133, and $236,142, which will expire December 31, 2011, December 31, 2012, December 31, 2013, and December 31, 2014, respectively.
(c) Represents capital loss carryovers of $248,844 and $1,854,013, which will expire December 31, 2011 and December 31, 2014, respectively.
(d) Foreign exchange losses and realized capital losses incurred after October 31, 2006, but before December 31, 2006, are deemed to arise on the first business day of the following year. Accordingly, the International Equity Fund incurred and elected to defer net realized currency losses of $37,435. The Fund utilized capital losses of $3,350,891 during the current year.

The amount and character of tax distributions paid during year ended December 31, 2006 and December 31, 2005, are detailed below. Certain differences exist from the amounts reflected in the funds' Statements of Changes in Net Assets primarily due to the character of foreign currency gains (losses) and net short-term capital gains treated as ordinary income for tax purposes.

--------------------------------------------------------------------------------
                                  2006                         2005
                       --------------------------    ---------------------------
                         ORDINARY      LONG-TERM       ORDINARY      LONG-TERM
FUND                      INCOME     CAPITAL GAIN       INCOME     CAPITAL GAIN
--------------------------------------------------------------------------------
Multi-Asset            $49,941,916    $43,912,630    $45,568,515    $18,551,717
International Equity    11,218,307     17,078,089      7,870,667             --
US Equity                6,597,990     15,023,902      2,461,739     15,989,984
Short-Term               4,730,004             --      3,402,072             --
Government Bond          1,662,450             --      1,834,453             --

7. REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Each fund may enter into repurchase agreements under which a bank or securities firm that is a primary or reporting dealer in US government securities and asset-backed securities agrees, upon entering into a contract, to sell US government securities to a fund and repurchase such securities from such fund at a mutually agreed upon price and date.

Each fund is also permitted to enter into reverse repurchase agreements under which a primary or reporting dealer in US government securities purchases US government securities from a fund and such fund agrees to repurchase the securities at an agreed upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. Open reverse repurchase agreements at December 31, 2006 were as follows:

--------------------------------------------------------------------------------
                                                                       FACE
DESCRIPTION                                                            VALUE
--------------------------------------------------------------------------------
MULTI-ASSET FUND
JP Morgan Chase & Co., 1.0%, dated 12/29/06,
  to be repurchased on 01/04/07, at $28,318,873                     $28,313,564
Morgan Stanley 5.12%, dated 12/29/06,
  to be repurchased on 01/05/07, at $499,872                            499,375
                                                                    -----------
Total reverse repurchase agreements                                 $28,812,939
                                                                    ===========
Average balance outstanding*                                        $32,921,784

Average interest rate                                                      3.45%

Maximum face value outstanding                                      $44,008,516

GOVERNMENT BOND FUND
JP Morgan Chase & Co., 1.0%, dated 12/29/06,
  to be repurchased on 01/04/07, at $29,920,169                     $29,914,560
                                                                    ===========
Average balance outstanding*                                        $35,560,433

Average interest rate                                                      4.13%

Maximum face value outstanding                                      $66,175,023

----------
* Average balance outstanding was calculated based on daily balances outstanding during the period that the fund had entered into reverse repurchase agreements.

Each fund will engage in repurchase and reverse repurchase transactions with parties approved by TAS or the relevant money manager on the basis of such party's creditworthiness. Securities pledged as collateral for repurchase agreements are held by the custodial bank until maturity of the repurchase agreements. In connection with reverse repurchase agreements, the fund establishes a segregated account with its custodian in which the fund maintains cash, US government securities, or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligation. The funds may also invest in tri-party repurchase agreements for which securities held as collateral are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the funds require that the market value of the collateral, including accrued interest thereon, be at least equal to the value of the securities sold or purchased in order to protect against loss in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral may be delayed or limited.

8. CAPITAL SHARE TRANSACTIONS

The funds may charge entry or exit fees on subscriptions or redemptions, respectively. While there are no sales commissions (loads) or 12b-1 fees, the Multi-Asset Fund assesses entry and exit fees of 0.50% of capital invested or redeemed; the International Equity Fund assesses entry and exit fees of 0.75%; and the US Equity Fund assesses entry and exit fees of 0.25%. These fees, which are paid to the funds directly, not to TAS or other vendors supplying services to the funds, are designed to allocate transaction costs associated with purchases and redemptions of a fund's shares. These fees are deducted from the amount invested or redeemed; they cannot be paid separately. Entry and exit fees may be waived at TAS's discretion when the purchase or redemption will not result in significant transaction costs for the affected fund (e.g., for transactions involving in-kind purchases and redemptions). Such fees are retained by the funds and included in proceeds from shares sold or deducted from distributions for redemptions.

9. DELAYED DELIVERY TRANSACTIONS

The funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The funds identify these securities in their records as segregated with a value at least equal to the amount of the purchase commitment.

The Multi-Asset Fund enters into "TBA" (to be announced) purchase commitments to purchase mortgage-backed securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the principal amount delivered will not differ more than 0.01% from the commitment. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the funds' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under Valuation of Investments above. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio, the fund may dispose of a commitment prior to settlement if the fund's money managers deem it appropriate to do so.

The Multi-Asset Fund enters into TBA sale commitments to hedge the portfolio or to sell mortgage-backed securities the fund owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment (deliverable on or before the sale commitment date), are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under Valuation of Investments above. The contract is marked to market daily, and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities upon the unit price established at the date the commitment was entered into.

10. CONCENTRATION OF RISKS

The funds may engage in transactions with counterparties, including but not limited to repurchase and reverse repurchase agreements, forward contracts, futures and options, and interest rate and currency swaps. A fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.

The Multi-Asset, International Equity, and US Equity Funds invest in private investment funds that entail liquidity risk to the extent they are difficult to sell or convert to cash quickly at favorable prices.

The Multi-Asset Fund invests in fixed income securities issued by banks and other financial companies, the market values of which may change in response to interest rate changes. Although the fund generally maintains a diversified portfolio, the ability of the issuers of the fund's portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry, state, or region.

The Multi-Asset, International Equity, and US Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. While the funds' investment in emerging markets debt securities is limited, the yields of these obligations reflect perceived credit risk.

11. FUNDAMENTAL MEMBERS

The schedule below shows the number of members each owning 25% or more of a fund and the total percentage of the fund held by such members as of December 31, 2006.

        ---------------------------------------------------------------
        FUND                            NUMBER           % OF FUND HELD
        ---------------------------------------------------------------
        International Equity             1(a)                  41
        Government Bond                    2                   63

----------
(a)   A Director of the Fund serves as an officer of this member.

From time to time, a fund may have members that hold significant portions of the respective fund's outstanding shares. Investment activities of such members could have a material impact on those funds.

12. INDEMNIFICATIONS

In the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is dependent on future claims that may be made against the funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

13. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors selected Ernst & Young LLP ("E&Y") to serve as the funds' independent registered public accounting firm for the Fund's fiscal year ended December 31, 2006. The decision to select E&Y was recommended by TIP's Audit Committee and was approved by TIP's Board of Directors on September 18, 2006. Upon being informed of the Audit Committee's recommendation as to the selection of E&Y, PricewaterhouseCoopers LLP ("PwC") respectfully offered its resignation as the Funds' independent registered public accounting firm. During the funds' fiscal years ended December 31, 2005 and December 31, 2004, neither TIP, the funds, nor anyone on their behalf consulted with E&Y on any items which (i) concerned the application on accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the funds' financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

The selection of E&Y does not reflect any disagreements with or dissatisfaction by TIP or the Board with the performance of the funds' former independent registered public accounting firm, PwC. PwC's reports on the funds' financial statements for the fiscal years ended December 31, 2005 and December 31, 2004 contained no adverse opinion of disclaimer or opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the funds' fiscal years ended December 31, 2005 and December 31, 2004, and through September 18, 2006, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the funds' financial statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of TIFF Investment Program, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TIP Investment Program, Inc. (comprising, respectively, TIFF Multi-Asset Fund, TIFF International Equity Fund, TIFF US Equity Fund, TIFF Short-Term Fund, and TIFF Government Bond Fund) ("TIP") as of December 31, 2006, and the related statements of operations, statements of changes in net assets, statements of cash flows and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of TIP's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2005 and the financial highlights for each of the four years in the period then ended were audited by other auditors, whose report dated February 24, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of TIP's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of TIP's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting TIP Investment Program, Inc. at December 31, 2006, and the results of their operations, the changes in their net assets, their cash flows and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 23, 2007

ADDITIONAL INFORMATION (UNAUDITED)                             DECEMBER 31, 2006

PROXY VOTING POLICY AND VOTING RECORD

A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available on TIP's website at http://www.tiff.org and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission at http://www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the websites noted above.

QUARTERLY REPORTING

TIP files its complete schedules of portfolio holdings with the US Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. TIP's Form N-Q is available without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission at http://www.sec.gov. TIP's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition TIP's portfolio holdings are available on a monthly basis on the TIFF Website at www.tiff.org.

TAX INFORMATION NOTICE

For federal income tax purposes, the following information is furnished with respect to the distributions of the funds, if any, paid during the taxable year ended December 31, 2006.

The table below shows distributions paid from investment company taxable income for the year ended December 31, 2006 which may by subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The distributions paid represent the maximum amount that may be considered qualified dividend income.

           FUND                             QUALIFIED DIVIDEND INCOME
           ----------------------------------------------------------
           Multi-Asset                             $12,326,657
           International Equity                    $ 6,981,818
           US Equity                               $ 4,431,210
           Short-Term                              $         0
           Government Bond                         $         0

DIRECTORS AND PRINCIPAL OFFICERS                               DECEMBER 31, 2006

The board of directors of TIP comprises experienced institutional investors, including the chief investment officers of leading endowments and foundations. Among responsibilities of the board of directors are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new directors; and electing TIP officers.

Each director services the fund until his or her termination; or until the director's retirement, resignation, or death; or otherwise as specified in TIP's Bylaws. The table on these two pages shows information for each director and executive officer of the fund. The mailing address of the directors and officers is Four Tower Bridge, Suite 100, 200 Barr Harbor Drive, West Conshohocken, PA, 19428.

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available by calling 800-984-0084. This information is also available upon request without charge on the website of the US Securities and Exchange Commission at http:/www.sec.gov.

INDEPENDENT DIRECTORS

SUZANNE BRENNER
--------------------------------------------------------------------------------
Born 1958                     Principal Occupation(s) During the Past Five
Director since July 2003      Years: Deputy CIO and Associate Treasurer, The
5 Funds overseen              Metropolitan Museum of Art.

HARRY N. HOFFMAN III
--------------------------------------------------------------------------------
Born 1955                     Principal Occupation(s) During the Past Five
Director since May 2001       Years: Treasurer and CIO, Mayo Clinic.
5 Funds overseen

SHERYL L. JOHNS
--------------------------------------------------------------------------------
Born 1956                     Principal Occupation(s) During the Past Five
Board Chair                   Years: Executive Vice President, Houston Endowment
since June 2003               Inc.
Director since April 1996
5 Funds overseen

INTERESTED DIRECTOR

WILLIAM H. MCLEAN
--------------------------------------------------------------------------------
Born 1955                     Principal Occupation(s) During the Past Five
Director since March 2000     Years: Vice President and CIO, Northwestern
5 Funds overseen              University. Other Directorships: TIFF Advisory
                              Services, Inc.

PRINCIPAL OFFICERS

RICHARD J. FLANNERY
--------------------------------------------------------------------------------
Born 1957                     Principal Occupation(s) During the Past Five
President and CEO             Years: CEO, TIFF Advisory Services, Inc.
since September 2003          (2004-present). President and CEO, TIFF Investment
                              Program Inc. (2003-present). Executive Vice
                              President, Delaware Investments (1998-2002). Other
                              Directorships: TIFF Advisory Services, Inc..

DAVID A. SALEM
--------------------------------------------------------------------------------
Born 1956                     Principal Occupation(s) During the Past Five
Vice President and CIO        Years: President/Chief Investment Officer, TIFF
since December 2002           Advisory Services, Inc. (1993-present) (CEO
(President prior thereto)     1993-2004) Other Directorships: TIFF Advisory
                              Services, Inc.

RICHELLE S. MAESTRO
--------------------------------------------------------------------------------
Born 1957                     Principal Occupation(s) During the Past Five
Vice President and            Years: Vice President/General Counsel, TIFF
Chief Legal Officer           Advisory Services, Inc. (2005-present). Executive
since March 2006              Vice President/ General Counsel, Delaware
                              Investments (2003-2005). Senior Vice President/
                              Deputy General Counsel, Delaware Investments
                              (1999-2003).

TAMARA C. BROAD
--------------------------------------------------------------------------------
Born 1976                     Principal Occupation(s) During the Past Five
Vice President                Years: Vice President, TIFF Advisory Services,
since March 2006              Inc. (2005-present). Student, Darden Graduate
                              School of Business and Administration (2002-2004).
                              Operations, Freddie Mac (2001-2002).

DAWN LEZON
--------------------------------------------------------------------------------
Born 1965                     Principal Occupation(s) During the Past Five
Vice President,               Years: Vice President/Treasurer, TIFF Advisory
Assistant Treasurer           Services, Inc. (2006-present). Partner, Crane,
since September 2006          Tonelli, Rosenberg & Co., LLP, public accounting
                              firm (1998-2006).

KELLY LUNDSTROM
--------------------------------------------------------------------------------
Born 1964                     Principal Occupation(s) During the Past Five
Vice President                Years; Vice President, TIFF Advisory Services,
since September 2006          Inc. (2006-present). Investment Operations
                              Consulting (2000- 2003). Investment Operations,
                              Howard Hughes Medical Institute (1989-2000).

TINA M. LEITER
--------------------------------------------------------------------------------
Born 1966                     Principal Occupation(s) During the Past Five
Secretary since June 2003     Years: Investment Operations and Compliance, TIFF
                              Advisory Services, Inc.

WILLIAM E. VASTARDIS
--------------------------------------------------------------------------------
Born 1955                     Principal Occupation(s) During the Past Five
CCO since June 2003           Years: President, Vastardis Fund Services LLC
CFO since December 2002       (2003-present). President, Vastardis Compliance
Treasurer since January 1994  Services LLC (2004-present). Managing Director,
                              Investors Capital Services, Inc. (formerly AMT
                              Capital Services, Inc.) (1992-2003).

TIFF INVESTMENT PROGRAM

ADVISOR
TIFF Advisory Services, Inc.
590 Peter Jefferson Parkway, Suite 250
Charlottesville, VA 22911
phone  434-817-8200
fax    434-817-8231

CUSTODIAN
ACCOUNTING AGENT
TRANSFER AGENT
DIVIDEND DISBURSING AGENT
FUND ADMINISTRATOR
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

FUND DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

FUND COUNSEL
Dechert
1500 I Street, NW
Washington, DC 20005

INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
2 Commerce Square
Suite 4000
2001 Market Street
Philadelphia, PA 19103

OPERATIONS MONITORING AGENT
Vastardis Fund Services LLC
41 Madison Avenue, 30th Floor
New York, NY 10010


MONEY MANAGERS

TIFF Multi-Asset Fund
Aronson+Johnson+Ortiz, LP
Canyon Capital Advisors LLC
Convexity Capital Management LP
Farallon Capital Management, LLC
Freeman Associates Investment Management LLC
Lansdowne Partners Limited
Lone Pine Capital LLC
Marathon Asset Management, LLP
Maverick Capital, Ltd.
Mondrian Investment Partners Limited
Och-Ziff Capital Management Group
K.G. Redding & Associates, LLC
Regiment Capital Management, LLC
Sleep, Zakaria & Company, Ltd.
Smith Breeden Associates, Inc.
TIFF Advisory Services, Inc.
Toscafund Limited
Wellington Management Company, LLP

TIFF International Equity Fund
Convexity Capital Management LP
Lansdowne Partners Limited
Marathon Asset Management, LLP
Mondrian Investment Partners Limited
TIFF Advisory Services, Inc.
Toscafund Limited

TIFF US Equity Fund
Adage Capital Management, LP
Aronson+Johnson+Ortiz, LP
Freeman Associates Investment Management LLC
Shapiro Capital Management Company, Inc.
TIFF Advisory Services, Inc.
Westport Asset Management, Inc.

TIFF Short-Term Fund
TIFF Advisory Services, Inc.

TIFF Government Bond Fund
Smith Breeden Associates, Inc.
TIFF Advisory Services, Inc.

This report must be accompanied or preceded by a prospectus. Mutual fund investing involves risk. Principal loss is possible.

ITEM 2. CODE OF ETHICS

The Registrant has adopted a Code of Ethics that applies to the Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2006, there were no amendments to the provisions of the Code of Ethics nor were there any waivers granted from any provision of the Code of Ethics. A copy of the Registrant's Code of Ethics is filed with this Form N-CSR under item 12 (a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant's audit committee is Sheryl L. Johns, who is "independent" as defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) AUDIT FEES: The aggregate fees paid or accrued for professional services rendered by the Registrant's independent auditors, Ernst & Young LLP and PricewaterhouseCoopers LLP, for the audit of the Registrant's annual financial statements for 2006 and 2005 were $260,400 and $279,646, respectively. A portion of the fees paid or accrued in 2005 were paid by the Registrant's Investment Adviser, Administrator, and Operations Monitoring Agent in the amounts of $10,000, $18,000, and $8,000, respectively. Ernst & Young LLC was not the Registrant's independent auditor during 2005.

      (b) AUDIT RELATED FEES: No such fees were billed to the Registrant for 2005 or 2006.

      (c) TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Ernst & Young LLP for the review of Form 1120-RIC, Form 8613, Form 500 and review of excise tax distribution calculations for 2006 were $43,000. In addition, during 2006 PricewaterhouseCoopers LLP was paid $12,400 for 2005 tax overage work. The aggregate fees paid or accrued by the Registrant for professional services rendered by PricewaterhouseCoopers LLP for the review of Form 1120-RIC, Form 8613, Form 500 and review of excise tax distribution calculations for 2005 were $74,500.

      (d) ALL OTHER FEES: No such fees were billed to the Registrant for 2005 or 2006.

      (e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee has delegated the authority to pre-approve the provision of audit and non-audit services to the chair of the audit committee; provided, however, that such pre-approval of audit or non-audit services is subject to ratification by the full audit committee at their next regularly scheduled audit committee meeting. (2) Not applicable.

      (f)   Not applicable.

      (g) In addition to amounts reported in (a) through (d) above, the aggregate fees paid or accrued by the Registrant's Investment Adviser for tax services rendered by PricewaterhouseCoopers LLP for the Registrant's Investment Adviser were $41,519 for 2006. In addition, during 2006, the Registrant's Investment Adviser paid PricewaterhouseCoopers LLP $8,950 to provide Ernst & Young LLP with a review of the Registrant's prior year work papers. Finally, the Registrant's Investment Advisor paid PricewaterhouseCoopers LLP - India $2,200 for a tax related matter with respect to a fund that was previously liquidated. The aggregate fees paid or accrued by the Registrant's Investment Adviser for tax services rendered by PricewaterhouseCoopers LLP for the Registrant's Investment Adviser were $16,800 for 2005.

      (h) The Registrant's audit committee of the board of directors has considered the provision of non-audit services rendered to the Registrant's Investment Adviser to be compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

      Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURE FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

      Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

      The nominating committee will consider nominees recommended by members and shall assess such nominees in the same manner it reviews committee nominees. Members should send nominations in writing to TIFF Investment Program, Inc., Attn: Nominating Committee, 590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA 22911. Such nominations shall include appropriate information on the background and qualifications of the nominee, as well as the nominee's contact information and a written consent from the nominee to serve if the nomination is accepted and the nominee elected. Nominations will be accepted on an on-going basis and kept on file for consideration when there is a vacancy on the Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30-3(c))) (the "1940 Act") were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of the
      Evaluation Date.

      (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

      (a)(1) Code of Ethics as described in item 2 is attached.

      (a)(2) Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as
      Exhibit 99.CERT.

      (a)(3) Not applicable to this filing.

      (b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the
      Securities Exchange Act of 1934 (17 CFR 240.13a - 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      (Registrant)                  TIFF Investment Program, Inc.

      By (Signature and Title)      /S/ Richard J. Flannery
                                    --------------------------------------------
                                    Richard J. Flannery
                                    President and Chief Executive Officer

      Date
                                    --------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

      By (Signature and Title)      /S/ Richard J. Flannery
                                    --------------------------------------------
                                    Richard J. Flannery,
                                    President and Chief Executive Officer

      Date
                                    --------------------------------------

      By (Signature and Title)      /S/ William E. Vastardis
                                    --------------------------------------------
                                    William E. Vastardis,
                                    Treasurer and Chief Financial Officer

      Date
                                    --------------------------------------